Exhibit 10.26

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                         TRAVELCENTERS OF AMERICA, INC.
            (formerly National Auto/Truckstops Holdings Corporation)



                             -----------------------

                     SENIOR SECURED NOTE EXCHANGE AGREEMENT

                             -----------------------



                           Dated as of March 21, 1997



                  8.94% Series I Senior Secured Notes due 2002
                     Series II Senior Secured Notes due 2005




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                                TABLE OF CONTENTS

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                                                                                                                PAGE
1. THE ORIGINAL NOTES AND THE RECAPITALIZATION; EXCHANGE OF NOTES; REPRESENTATIONS OF NOTEHOLDER..................1
         1.1. The Original Notes..................................................................................1
         1.2. The Recapitalization................................................................................2
         1.3. Authorization of Exchange Notes.....................................................................2
         1.4. Interest Rates on the Notes; Reset Procedures for Floating Rate Notes...............................3
         1.5. Security for the Notes..............................................................................6
         1.6. Representation of the Noteholder....................................................................6

2. EXCHANGE OF NOTES; THE CLOSING.................................................................................7

3. CONDITIONS OF CLOSING..........................................................................................7
         3.1. Proceedings Satisfactory............................................................................7
         3.2. Representations True, Etc.; Officer's Certificates..................................................8
         3.3. Opinions of Counsel.................................................................................8
         3.4. Recapitalization....................................................................................9
         3.5. Subordinated Notes..................................................................................9
         3.6. Credit Facilities...................................................................................9
         3.7. Intercreditor Agreement.............................................................................9
         3.8. Guarantee Agreement; Indemnity and Subrogation Agreement...........................................10
         3.9. Existing Indebtedness; Redeemed Notes..............................................................10
         3.10. No Liabilities....................................................................................10
         3.11. Solvency..........................................................................................10
         3.12. Pledge Agreement..................................................................................10
         3.13. Security Documents................................................................................11
         3.14. Mortgaged Properties; Mortgages and Leasehold Mortgages...........................................11
         3.15. [Intentionally Omitted]...........................................................................12
         3.16. Other Arrangements................................................................................12
         3.17. Appraisals........................................................................................12
         3.18. Legal, Tax and Accounting Matters.................................................................13
         3.19. Certain Liabilities...............................................................................13
         3.20. Floating Rate Note Facility Fee...................................................................13
         3.21. Approvals.........................................................................................13
         3.22. No Litigation.....................................................................................13
         3.23. Deposit...........................................................................................14
         3.24. Other Exchanges; Cancellation of Original Notes...................................................14
         3.25. Legality..........................................................................................14
         3.26. Private Placement Numbers.........................................................................14

4. REPRESENTATIONS AND WARRANTIES................................................................................14
         4.1. Organization; Powers...............................................................................14
         4.2. Authorization; Compliance with Laws, Instruments...................................................15
         4.3. Enforceability.....................................................................................15
         4.4. Governmental Approvals.............................................................................16
         4.5. Financial Statements...............................................................................16

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         4.6. No Default or Material Adverse Change..............................................................17
         4.7. Title to Properties; Possession Under Leases.......................................................17
         4.8. Subsidiaries.......................................................................................18
         4.9. Litigation; Compliance with Laws...................................................................18
         4.10. Burdensome Agreements, Etc........................................................................18
         4.11. Federal Reserve Regulations.......................................................................18
         4.12. Investment Company Act; Public Utility Holding Company Act........................................19
         4.13. Tax Returns.......................................................................................19
         4.14. No Material Misstatements.........................................................................19
         4.15. Employee Benefit Plans............................................................................20
         4.16. Environmental and Safety Matters..................................................................20
         4.17. Solvency..........................................................................................22
         4.18. Employment and Management Agreements..............................................................22
         4.19. Capitalization....................................................................................22
         4.20. Security Documents................................................................................24
         4.21. Labor Matters.....................................................................................25
         4.22. Location of Real Property and Leased Premises.....................................................25
         4.23. Insurance.........................................................................................26
         4.24. Delivery of Documents; Representations and Warranties.............................................26
         4.25. Fees and Expenses.................................................................................27
         4.26. Offering of the Notes.............................................................................27
         4.27. Other Agreements..................................................................................27

5. PREPAYMENT OF NOTES...........................................................................................27
         5.1. Required Prepayment................................................................................28
         5.2. Optional Prepayments...............................................................................28
         5.3. Prepayments in Connection with Available Proceeds..................................................29
         5.4. Prepayment in Connection with a Change in Control..................................................31
         5.5. Obligation to Prepay after Notice; Make-Whole Computation..........................................33
         5.6. Application of Prepayments.........................................................................33
         5.7. Note Purchase Prohibition..........................................................................33

6. AFFIRMATIVE COVENANTS.........................................................................................34
         6.1. Existence; Businesses and Properties; Keep Books...................................................34
         6.2. Insurance..........................................................................................34
         6.3. Obligations and Taxes..............................................................................37
         6.4. Financial Statements, Reports, Etc.................................................................37
         6.5. Litigation and Other Notices.......................................................................39
         6.6. ERISA.  40
         6.7. Access to Properties and Inspections...............................................................41
         6.8. [Intentionally Omitted]............................................................................41
         6.9. Fiscal Year........................................................................................41
         6.10. Further Assurances................................................................................41
         6.11. Rate Protection Agreements........................................................................42
         6.12. Environmental and Safety Laws.....................................................................42
         6.13. Material Contracts................................................................................43
         6.14. Certificates of Occupancy, Permits and Zoning.....................................................44

7. NEGATIVE COVENANTS............................................................................................45
         7.1. Indebtedness.......................................................................................45
         7.2. Liens. ............................................................................................48



                                      (ii)
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         7.3. Sale and Leaseback Transactions....................................................................51
         7.4. Investments, Loans and Advances....................................................................51
         7.5. Mergers, Consolidations, Sales of Assets and Acquisitions..........................................53
         7.6. Dividends and Distributions........................................................................54
         7.7. Transactions with Affiliates.......................................................................55
         7.8. Business of Company, the Guarantor and TAFSI.......................................................55
         7.9. Limitations on Debt Prepayments....................................................................59
         7.10. Amendment of Certain Documents and Subordinated Notes.............................................60
         7.11. Limitation on Leases..............................................................................60
         7.12. Subsidiaries......................................................................................61
         7.13. Capital Expenditures..............................................................................61
         7.14. Consolidated Net Worth............................................................................62
         7.15. Current Ratio.....................................................................................62
         7.16. Interest Expense Coverage Ratio...................................................................62
         7.17. Leverage Ratio....................................................................................63

8. INVESTMENT OF CERTAIN ESCROWED AMOUNTS........................................................................63

9. DEFINITIONS...................................................................................................64
         9.1. Definitions........................................................................................64
         9.2. Terms Generally....................................................................................88

10. EVENTS OF DEFAULT; REMEDIES..................................................................................89
         10.1. Events of Default; Acceleration of Maturity.......................................................89
         10.2. Suits for Enforcement.............................................................................94
         10.3. Remedies Cumulative...............................................................................95
         10.4. Remedies Not Waived...............................................................................95

11. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES.................................................................95

12. LOST, ETC., NOTES............................................................................................96

13. AMENDMENT AND WAIVER.........................................................................................96

14. HOME OFFICE PAYMENT..........................................................................................97

15. LIABILITIES OF THE PURCHASER.................................................................................98

16. MISCELLANEOUS................................................................................................98
         16.1. Expenses..........................................................................................98
         16.2. Taxes. 99
         16.3. Successors and Assigns............................................................................99
         16.4. Indemnification..................................................................................100
         16.5. Reliance on and Survival of Representations......................................................100
         16.6. Notices..........................................................................................100
         16.7. Severability.....................................................................................101
         16.8. Jurisdiction and Process.........................................................................101
         16.9. Governing Law....................................................................................102
         16.10. Headings........................................................................................102
         16.11. Counterparts....................................................................................102



                                     (iii)

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SCHEDULE I                            -   Names and Addresses of Noteholders

Schedule 1.1(a)                       -   Mortgaged Properties
Schedule 1.1(b)                       -   Mortgage Filing Offices
Schedule 4.7(b)                       -   Title to Properties
Schedule 4.7(c)                       -   Notices of Condemnation
Schedule 4.9                          -   Litigation
Schedule 4.18                         -   Employment and Management Agreements
Schedule 4.19(a)(i)                   -   Company's Shareholders
Schedule 4.19(a)(ii)                  -   Voting Trust Certificateholders
Schedule 4.19(e)                      -   Agreements re: Capital Stock, etc.
Schedule 4.20                         -   UCC Filings Offices
Schedule 4.22(a)                      -   Real Property Owned by the Guarantors
Schedule 4.22(b)                      -   Real Property Leased by the Company
Schedule 5.2(b)                       -   Local Counsel
Schedule 6.2(e)                       -   Certain Phase II Environmental Consultant
                                          Insurance
Schedule 6.14                         -   Certain Mortgaged Properties
Schedule 7.1                          -   Indebtedness
Schedule 7.2                          -   Liens
Schedule 7.3                          -   Sale and Leaseback Transactions
Schedule 7.5(g)                       -   Sale of Assets
Schedule 7.7                          -   Transactions with Affiliates
Schedule 7.11(a)                      -   Limitation on Leases

EXHIBIT A-1           - Form of Fixed Rate Note
EXHIBIT A-2           - Form of Floating Rate Note
EXHIBIT B             - Guarantee Agreement
EXHIBIT C             - Form of Mortgage and Deed of Trust and form of
                        Assignments of Leases and Rents
EXHIBIT D             - Security Agreement
EXHIBIT E             - Pledge Agreement
EXHIBIT F             - Collateral Assignment
EXHIBIT G             - Trademark Security Agreement
EXHIBIT H             - Intercreditor Agreement
EXHIBIT I-1           - Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
EXHIBIT I-2           - Opinion of General Counsel of the Company
EXHIBIT I-3           - Form of Opinion of Local Counsel
EXHIBIT J             - Collateral Account Agreement
EXHIBIT K             - Indemnity and Subrogation Agreement



                                      (iv)


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                         TRAVELCENTERS OF AMERICA, INC.
            (formerly National Auto/Truckstops Holdings Corporation)


                     SENIOR SECURED NOTE EXCHANGE AGREEMENT

                  8.94% Series I Senior Secured Notes due 2002

                     Series II Senior Secured Notes due 2005

                                                             New York, New York
                                                           as of March 21, 1997

To the Noteholder whose Name
      Appears in the Acceptance
      Form at the End Hereof

Ladies and Gentlemen:

          The undersigned, TRAVELCENTERS OF AMERICA, INC., a Delaware corporation (the "COMPANY"), hereby agrees with you (the "NOTEHOLDER") as follows:


1.     THE ORIGINAL NOTES AND THE RECAPITALIZATION; EXCHANGE OF
       NOTES; REPRESENTATIONS OF NOTEHOLDER.


1.1.   THE ORIGINAL NOTES.

          National Auto/Truckstops, Inc., a Delaware corporation ("NATIONAL"), is a wholly-owned Subsidiary of the Company. In order to provide the financing for the ac quisition of a truckstop network (the "NATIONAL NETWORK"), Na tional issued $65,000,000 aggregate principal amount of its 8.76% Senior Secured Notes due 2002 (the "NATIONAL NOTES") pursuant to the several Senior Note Purchase Agreements dated as of April 13, 1993, as heretofore amended (as so amended, the "NATIONAL PURCHASE AGREEMENTS"), between National and the Company and the in stitutional investors named in Schedule I thereto. TA Operating Corporation, a Delaware corporation ("TA"), is a wholly-owned Subsidiary of TA Holdings Corporation, a Delaware corporation ("TA HOLDINGS"), which is a wholly-owned Subsidiary of the Company. In order to provide the financing for the acquisition of another truckstop network (the "TA NETWORK" and, together with the National Network, the "NETWORK"), TA issued $25,000,000 aggregate principal amount of its Senior Secured Notes due 2002 (the "TA NOTES" and, together with the National Notes, the "ORIGINAL NOTES") pursuant to the several Senior Note Purchase Agreements dated as of December 9, 1993, as heretofore amended (as so amended, the "TA PURCHASE AGREEMENTS" and, together with the National Purchase Agreements, the "PURCHASE AGREEMENTS"), between TA and TA Holdings and the institutional investors named in Schedule I thereto.

          As of the date of this Agreement, $65,000,000 aggregate principal amount of the National Notes and $25,000,000 aggregate principal amount of the TA Notes are outstanding.

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                                       2



1.2.   THE RECAPITALIZATION.

          On or before the Closing Date the Company will be recapitalized and restructured pursuant to a series of transactions in which (a) TA will become a direct wholly-owned Subsidiary of the Company, (b) TA Holdings will be merged with and into the Company, (c) TA Franchise Systems Inc., a Delaware corporation ("TAFSI"), currently indirectly wholly-owned by the Company through TA Holdings and TA, will become a direct wholly-owned Subsidiary of the Company, (d) National will repay in full all outstanding Indebtedness under the Credit Agreement and the Subordinated Note Purchase Agreement respectively referred to in the National Purchase Agreements (the "EXISTING NATIONAL INDEBTEDNESS"), (e) TA will pay in full all outstanding Indebtedness under the Credit Agreement and the Subordinated Note Purchase Agreement respectively referred to in the TA Purchase Agreements (the "EXISTING TA INDEBTEDNESS" and, together with the Existing National Indebtedness, the "EXISTING INDEBTEDNESS"), and (f) the obligations of National in respect of the National Notes and TA in respect of the TA Notes shall be discharged. The transactions described in the preceding sentence are sometimes collectively referred to as the "RECAPITALIZATION".

          In order to finance the Recapitalization (i) the Company will issue up to $125,000,000 aggregate principal amount of its Senior Subordinated Notes due 2007 (the "SUBORDINATED NOTES"), (ii) the Company will purchase, or shall cause TA to repay or purchase, in either case for cancellation, $4,500,000 unpaid principal amount of TA Notes (the "REDEEMED NOTES") the holder of which is not one of the Noteholders, (iii) the Company will issue its senior secured notes in exchange for all other Original Notes as herein provided, (iv) the Company will enter into the Credit Agreement as defined below and (v) the Company will make capital contributions or advances to National and TA (including without limitation contributions of their respective Original Notes for cancellation) in amounts sufficient to enable National and TA to discharge their respective Existing Indebtedness and to pay accrued interest on the Original Notes, transaction costs and other related expenses.

1.3.   AUTHORIZATION OF EXCHANGE NOTES .

          The Company has duly authorized an issue of its 8.94% Series I Senior Secured Notes due 2002 in an aggregate principal amount of $35,500,000 (the "FIXED RATE NOTES") and its Series II Senior Secured Notes due 2005 in an aggregate principal amount of $50,000,000 (the "FLOATING RATE NOTES" and, together with the Fixed Rate Notes, the "NOTES"), each such note to mature, bear interest and otherwise be substantially in the respective forms of Exhibits A-1 and A-2 hereto. As used herein, the term "NOTES" shall include all notes (irrespective of series unless otherwise specified) originally issued in exchange for Original Notes pursuant to this Agreement and the other agreements referred to in Section 4.27 and all notes delivered in substitution or exchange for any of said notes and, where applicable, shall include the singular number as well as the plural.

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                                       3


1.4.   INTEREST RATES ON THE NOTES; RESET PROCEDURES FOR
       FLOATING RATE NOTES.

          (a) FIXED RATE NOTES. Each Fixed Rate Note shall bear interest from the date of issue at the rate of 8.94% per annum (computed on the basis of a 360-day year of twelve 30-day months), payable semiannually on each Interest Payment Date in each year until the principal thereof shall become due and payable and shall bear interest on demand on any overdue principal or premium, if any, and on any overdue installment of interest at the Default Rate specified therein.

          (b) FLOATING RATE NOTES. Each Floating Rate Note shall bear interest from the date of issue, payable semiannually on each Interest Payment Date in each year, at a rate per annum (computed on the basis of actual days elapsed and a year of 360 days) equal to the Adjusted LIBOR Rate as in effect from time to time for the applicable Interest Period until the principal thereof shall become due and payable and shall bear interest on demand on any overdue principal or overdue Break Funding Cost, if any, and on any overdue installment of interest at the Default Rate specified therein. If you are exchanging your Original Notes for Floating Rate Notes under this Agreement, at least one Business Day before the Closing Date, the Company will give notice to you, specifying the LIBOR Rate for the Initial Interest Period, which shall be determined with respect to the Closing Date as if that date were a Reset Date, and the resulting applicable Adjusted LIBOR Rate on the Floating Rate Notes for the Initial Interest Period.

          On each Reset Date the Company shall determine the LIBOR Rate for the Interest Period then commencing and will give notice (by telephone or facsimile to such person as the Calculation Holder may from time to time specify for such purpose), together with a copy of the appropriate page on Telerate Access Service or other display as specified in the definition of "LIBOR Rate" below, to the Calculation Holder specifying the LIBOR Rate as so determined. If for any reason the Calculation Holder, by notice to the Company (which notice shall be given within one Business Day after the Reset Date), objects to such determination, the LIBOR Rate as determined by the Calculation Holder shall be final and binding upon the Company absent manifest error. Forthwith and in any event within two Business Days after each Reset Date the Company will give written notice to the holders of the Floating Rate Notes specifying the LIBOR Rate and the resulting Adjusted LIBOR Rate on the Floating Rate Notes for the Interest Period commencing on that Reset Date and stating whether the Calculation Holder determined (or confirmed the Company's determination of) the LIBOR Rate for that Interest Period. If for any reason the Company and the Calculation Holder fail to determine the LIBOR Rate for any Interest Period,


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                                       4


the determination of the LIBOR Rate by any other institutional investor holder of a Floating Rate Note (acting in place of the Calculation Holder if necessary) and specified in a written notice to the Company shall be final and binding upon the Company and the holders of the Floating Rate Notes absent manifest error, provided that in case more than one such institutional investor holder gives such a written notice and the LIBOR Rate in such notices is not the same rate, the LIBOR Rate shall be the rate agreed upon by such other institutional investor holders as specified in a subsequent notice to the Company (delivered not later than one Business Day from the date of the later of the notices referred to above), which rate shall be final and binding as aforesaid.

          (c) CERTAIN DEFINED TERMS AND PROCEDURES. For purposes of determining the applicable interest rate on the Floating Rate Notes, the following terms have the following meanings (and certain matters will be determined in accordance with procedures as specified below):

          "ADJUSTED LIBOR RATE" means with respect to any Interest Period a rate per annum equal to the LIBOR Rate for such Interest Period plus the LIBOR Spread in effect from time to time during such Interest Period.

          "CALCULATION HOLDER" means the institutional investor holding the highest unpaid principal amount of Floating Rate Notes at the time outstanding and willing to serve in such capacity. John Hancock Mutual Life Insurance Company shall act as the Calculation Holder, until the Company receives written notice to the contrary.

          "DESIGNATED MATURITY" means for any Reset Date a period of six months corresponding to the Interest Period commencing on such Reset Date.

          "INITIAL INTEREST PERIOD" means the period commencing on and including the Closing Date and ending on (but excluding) September 30, 1997.

          "INTEREST PERIOD" means the Initial Interest Period and thereafter a period commencing on and including a Reset Date and ending on (but excluding) the next succeeding Interest Payment Date. Notwithstanding the foregoing, if any Interest Payment Date is not a London Banking Day, such Interest Period shall be extended to the next day that is a London Banking Day and if there is no numerically corresponding date in the appropriate month, such Interest Period shall end on the last London Banking Day of such month.

          "LIBOR RATE" means for the Initial Interest Period the rate specified in the notice from the Company given pursuant to Section 1.4(b); and means for any Reset Date the rate (rounded upwards, if necessary, to the next 1/16 of 1%) for deposits in U.S. Dollars for a period of the Designated Maturity and in a Representative Amount which appears on the display designated as "Page 3750" on Telerate Access Service (or such other display as may replace Page 3750 on Telerate Access Service) as of 11:00 a.m., London time, on the date that is two London Banking Days preceding that Reset Date; and if such rate does not appear on Telerate Page 3750 (or such other display), the rate for that Reset Date will be the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which deposits in U.S. dollars are offered (i) to the principal London office of the Agent (as defined in the Credit Agreement) in immediately available funds in the London interbank market so long as there is an Agent, or
      (ii) in accordance with the procedures described below, by the Reference Banks to prime banks in the London interbank market, in each case, at approximately 11:00 a.m., London time, on the day that is two London Banking Days preceding that Reset Date for a period of the Designated Maturity commencing on that Reset Date and in a Representative Amount. The Company will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Reset Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Reset Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Holder, at approximately 11:00 a.m., New York City time, on that Reset Date for loans in U.S. dollars to leading European banks for a period of the Designated Maturity commencing on that Reset Date and in a Representative Amount.

          "LIBOR SPREAD" means 3.00%; provided that so long as no Default or Event of Default shall have occurred and be continuing, the LIBOR Spread on any date after the termination of the Interest Period immediately following the Initial Interest Period shall be reduced by 0.25% at any time that the Facilities (as defined in the Credit Agreement) or the Floating Rate Notes, as the case may be, are rated at least Ba2 by Moody's or BB by Standard & Poor's so long as the Facilities or Floating Rate Notes, as the case may be, are rated at least Ba3 by Moody's and BB-by Standard & Poor's.

          "LONDON BANKING DAY" means any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

          "REFERENCE BANKS" means four major banks in the London interbank market.

          "REPRESENTATIVE AMOUNT" means an amount that is comparable to the unpaid principal amount of the Floating Rate Notes at the relevant time.

          "RESET DATE" means the last day of the immediately preceding Interest Period.


1.5.   SECURITY FOR THE NOTES.

          The Notes will be unconditionally guaranteed by National and TA (individually, a "GUARANTOR" and collectively, the "GUARANTORS"), pursuant to a guarantee agreement, substantially in the form of Exhibit B hereto (the "GUARANTEE AGREEMENT"), between the Guarantors and the Collateral Agent. The Notes will be secured, equally and ratably with the Term Facility and the Revolving Facility (including the Swingline Loans and the Letters of Credit) respectively provided pursuant to the Credit Agreement, by the Security Documents, including, INTER ALIA, (a) mortgages, leasehold mortgages, deeds of trust and assignments of leases and rents, each substantially in the form of Exhibit C hereto, from National or TA to the Collateral Agent covering the Mortgaged Properties (collectively the "MORTGAGES"), (b) a security agreement, substantially in the form of Exhibit D hereto, between the Company, the Guarantors and TAFSI and the Collateral Agent (the "SECURITY AGREEMENT"), (c) a pledge agreement, substantially in the form of Exhibit E hereto, between the Company, the Guarantors and TAFSI and the Collateral Agent (the "PLEDGE AGREEMENT"), (d) a collateral assignment, substantially in the form of Exhibit F hereto, from the Company, the Guarantors and TAFSI to the Collateral Agent providing for the assignment to the Collateral Agent of the Environmental Agreements, the Ancillary Agreements, the Franchise Agreements, the Rate Protection Agreements and certain other agreements specified in such Collateral Assignment (the "COLLATERAL ASSIGNMENT"), (e) one or more lockbox agreements between the Company, the Guarantors and TAFSI and the Collateral Agent (and a sub-agent as appropriate), in the form provided for in the Security Agreement (collectively the "LOCKBOX AGREEMENTS"), (f) a trademark security agreement, substantially in the form of Exhibit G hereto, between the Company, the Guarantors and TAFSI and the Collateral Agent (the "TRADEMARK SECURITY AGREEMENT") and (g) a Collateral Account Agreement. The respective rights of the holders of the Notes and the Lenders party to the Credit Agreement with respect to the Collateral and other matters shall be governed by a master collateral and intercreditor agreement, substantially in the form of Exhibit H hereto, among the Noteholders, such Lenders and the Collateral Agent (the "INTERCREDITOR AGREEMENT").

1.6.   REPRESENTATION OF THE NOTEHOLDER.

          The Noteholder represents to the Company that: (a) it is, or it has the authority to act on behalf of, the beneficial owner of Original Notes of the issuer or issuers in the aggregate principal amount or amounts set forth below its name in the acceptance form of this Agreement, (b) it is exchanging on the Closing Date the Original Notes owned by it for Notes without a view to any distribution of such Notes, subject, however, to the disposition of its property being at all times within its control and (c) that the representation made by it with respect to the source of funds used by it to purchase the Original Notes in Section 1.04(b) of the National Purchase Agreements or Section 1.04(b) of the TA Purchase Agreements, as the case may be, was true and correct as of the date such representation was made.

2.     EXCHANGE OF NOTES; THE CLOSING.

          Subject to the terms of this Agreement, the Company hereby agrees to issue to the Noteholder, and the Noteholder hereby agrees to surrender Original Notes to the Company in exchange for, Notes of the series and in the aggregate principal amount set opposite its name in Schedule I hereto.

          The closing of the exchange of Notes under this Agreement shall be held at the office of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, NY 10019, at 10:00 A.M., New York City time, on March 27, 1997, or such later date as shall be mutually satisfactory to the Company and the Noteholder (the "CLOSING DATE"). On the Closing Date the Company will (i) pay all accrued interest on the Original Notes held by the Noteholder, in the manner required by the Purchase Agreements in respect of such Original Notes and (ii) deliver to the Noteholder one or more Notes in exchange for all Original Notes held by the Noteholder, registered in its name or the name of its nominee, in any denominations (integral multiples of $500,000), and in the series and aggregate principal amount to be acquired by the Noteholder, all as the Noteholder may specify by timely notice to the Company (or, in the absence of such notice, one Note of the series to be acquired, registered in the Noteholder's name), duly executed and dated the Closing Date, against surrender of such Original Notes.

3.     CONDITIONS OF CLOSING.

          The obligation of the Noteholder to surrender Original Notes in exchange for the Notes to be acquired by it hereunder shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth.

3.1.   PROCEEDINGS SATISFACTORY.

          All proceedings taken in connection with the issue of the Notes and the consummation of the transactions contemplated hereby and by the other Transaction Documents and all documents and papers relating thereto shall be satisfactory to the Noteholder and its special counsel, and the Noteholder and its special counsel shall have received copies of such documents and papers, all in form and substance satisfactory to the Noteholder and its special counsel, as the Noteholder or such counsel may reasonably request in connection therewith.

3.2.   REPRESENTATIONS TRUE, ETC.; OFFICER'S CERTIFICATES.

          All representations and warranties of the Company contained in
Section 4 shall (except as expressly affected by the transactions contemplated hereby) be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; each of the Company and the Guarantors shall have performed all material agreements on its or their respective parts required to be performed under this Agreement and the other Transaction Documents on or prior to the Closing Date; the Company shall not have consolidated with, merged into, or sold, leased, transferred or otherwise disposed of its properties as an entirety or substantially as an entirety to, any Person (whether or not the same would have been permitted by Section 7.5); no Default or Event of Default shall have occurred and be continuing under this Agreement, the Credit Agreement or the Subordinated Note Indenture; and the Noteholder shall have received a certificate or certificates duly executed by the President or the chief financial officer of the Company and dated the Closing Date, certifying to the effect specified in this Section 3.2.

3.3.   OPINIONS OF COUNSEL.

          The Noteholder shall have received opinions of counsel, each dated the Closing Date and addressed to it, from


          (a) Willkie Farr & Gallagher, who are acting as its special counsel in connection with this transaction, in form and substance satisfactory to the Noteholder,

          (b) Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, the Guarantors and TAFSI, substantially in the form of
     Exhibit I-1 hereto,

          (c) James F. Blackstock, General Counsel of the Company, substantially in the form of Exhibit I-2 hereto, and

          (d) each firm listed on Schedule 5.2(b) hereto, substantially in the form of Exhibit I-3 hereto (with appropriate variations for each state, as contemplated by said Exhibit),

and each such opinion shall cover such other matters incident to this transaction as the Noteholder may reasonably request. The Company hereby instructs each such counsel referred to in clauses (b), (c) and (d) above to deliver its opinion to the Noteholder.

3.4.   RECAPITALIZATION.

          The Recapitalization and the other Transactions shall have been consummated or shall be consummated simultaneously with the closing contemplated by this Agreement in accordance with documentation reasonably satisfactory to the Noteholder and applicable law, and the Noteholder shall
(i) be satisfied with the capitalization, structure and equity ownership of the Company and its subsidiaries after giving effect to the Recapitalization and the other Transactions, (ii) be satisfied with all voting and other governance arrangements under the certificate of incorporation, by-laws, voting trust agreement, stockholders agreement and all related documents and (iii) be satisfied that, in connection with the Recapitalization and the other Transactions, the aggregate amount of fees and expenses shall not exceed $16,500,000.

3.5.   SUBORDINATED NOTES.

          The Company shall have received not less than $125,000,000 in gross cash proceeds from the issuance of the Subordinated Notes in a public offering or Rule 144A or other private placement to subordinated note purchasers reasonably satisfactory to the Noteholder, which Subordinated Notes shall (i) bear interest at a rate not greater than the then-current market rate of interest as determined in good faith by the Company at the time of issuance of the Subordinated Notes, (ii) mature not earlier than the tenth anniversary of the Closing Date, and not be subject to any sinking fund requirements or other amortization, (iii) be subordinated to the Notes on terms reasonably satisfactory to the Noteholder and (iv) otherwise have terms and conditions reasonably satisfactory in all respects to the Noteholder (including but not limited to terms relating to fees, covenants, events of default and remedies).

3.6.   CREDIT FACILITIES.

          The Company shall have entered into the Credit Agreement in form and substance reasonably satisfactory to the Noteholder; and the Company shall have borrowed under the Term Facility upon satisfaction of the conditions precedent thereto. The Noteholder shall have received true and complete copies of each certificate, opinion or other writing then or theretofore delivered to any party to the Credit Agreement in respect of the satisfaction of such conditions precedent (without duplication as to conditions specifically set forth in this Section 3), and in the case of opinions of counsel or other experts not addressed to the Noteholder, an appropriate reliance letter addressed to the Noteholder.

3.7.   INTERCREDITOR AGREEMENT.

          The Intercreditor Agreement shall have been duly executed and delivered in the form hereinabove recited and shall be in full force and effect and the Noteholder shall have received a counterpart thereof executed by the Collateral Agent.

3.8.   GUARANTEE AGREEMENT; INDEMNITY AND SUBROGATION
       AGREEMENT.

          The Guarantee Agreement shall have been duly executed and delivered by the Guarantors in the form hereinabove recited and shall be in full force and effect, and the Noteholder shall have received an executed counterpart thereof. The Indemnity and Subrogation Agreement shall have been duly executed by the Company, each Guarantor and the Collateral Agent in the form hereinabove recited and shall be in full force and effect, and the Noteholder shall have received an executed counterpart thereof.

3.9.   EXISTING INDEBTEDNESS; REDEEMED NOTES.

          The Existing Indebtedness shall have been repaid in full, all commitments to lend thereunder shall have been permanently terminated and all obligations thereunder and security interests relating thereto shall have been discharged, and the Noteholder shall have received reasonably satisfactory evidence of such repayments, termination and discharge. The Company shall have purchased for cancellation, or shall have caused TA to repay or purchase for cancellation, the Redeemed Notes (such Redeemed Notes being all Original Notes not being exchanged for Notes pursuant to this Agreement and the other agreements referred to in Section 4.27).

3.10.     NO LIABILITIES.

          After giving effect to the Recapitalization and the other Transactions, the Guarantors, TAFSI and the Company shall have no liabilities other than (i) the Notes, (ii) the Loans, the Swingline Loans and the Letters of Credit, (iii) the Guarantee Agreement, (iv) the Subordinated Notes and the Subordinated Note Guarantees and (v) other liabilities satisfactory to the Noteholder and Indebtedness permitted under Section 7.1.

3.11.  SOLVENCY.

          The Noteholder shall have received a solvency letter, in form and substance reasonably satisfactory to the Noteholder, from Valuation
Research Corp. together with such other evidence reasonably requested by the Noteholder of the solvency of (i) the Guarantors, TAFSI and the Company, on a consolidated basis, and (ii) the Guarantors, in each case after giving effect to the Recapitalization and the other Transactions.

3.12.  PLEDGE AGREEMENT.

          Each of the following shall have occurred:

          (a) the Pledge Agreement shall have been duly executed and delivered in the form hereinabove recited and shall be in full force and effect;

          (b) certificates representing the Pledged Securities (as such term is defined in the Pledge Agreement), together with undated stock powers for such certificates executed in blank, shall have been delivered to the Collateral Agent or its designee;

          (c) such other certificates, instruments or documents constituting Collateral pledged thereunder shall have been delivered to the Collateral Agent; and

          (d) the Noteholder shall have received evidence that all action necessary or, in the opinion of the Noteholder, desirable to create a perfected first priority Lien on the Collateral pledged thereunder shall have been taken.

3.13.  SECURITY DOCUMENTS.

          Each of the following shall have occurred:

          (a) the Security Agreement, the Collateral Account Agreement, the Trademark Security Agreement, the Collateral Assignment and any Lockbox Agreement required by the Noteholder or the Collateral Agent to be executed and delivered shall have been duly executed and delivered in the respective forms hereinabove recited and shall be in full force and effect;

          (b) proper Financing Statements (Form UCC-1 or any other form that may be required by any jurisdiction) shall have been duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Noteholder, desirable to perfect the Liens created by such Security Documents;

          (c) the Noteholder shall have received certified copies of requests for information or copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name the Company, National, TA or TAFSI as debtor and that are filed in the jurisdictions referred to in subsection (b) above, together with copies of such financing statements (none of which shall cover the Collateral purported to be covered by the Security Documents, except as shall be terminated on the Closing Date); and

          (d) the Noteholder shall have received evidence satisfactory to it that the insurance required by Section 6.2 is in full force and effect.

3.14.  MORTGAGED PROPERTIES; MORTGAGES AND LEASEHOLD MORTGAGES.

          Each of the following shall have occurred:

          (a) the Noteholder shall have received (i) a Mortgage or Leasehold Mortgage, as the case may be, with respect to each of the Mortgaged
Properties, in recordable form satisfactory to the Noteholder, duly executed, acknowledged and delivered by the Guarantors, (ii) title insurance policies for each Mortgaged Property issued to the Collateral Agent in such forms and amounts as are acceptable to the Noteholder, insuring that each Mortgage and Leasehold Mortgage is a valid first priority lien on the respective Mortgaged Property, as the case may be, subject to only such exceptions to title as shall be acceptable to the Noteholder in its sole discretion and containing such endorsements and affirmative insurance as the Noteholder may require and as are obtainable in the applicable jurisdiction and (iii) either (A) a satisfactory certificate from a Responsible Officer of the applicable Guarantor certifying that the surveys relating to the Mortgaged Properties of such Guarantor delivered to the purchasers of Original Notes in connection with the TA Purchase Agreements and the National Purchase Agreements are true and correct in all material respects as of the Closing Date or (B) a current ALTA survey and surveyor's certification, in form and substance reasonably acceptable to the Noteholder, of such Mortgaged Property; and

          (b) the Noteholder shall have received a satisfactory certificate from a Responsible Officer of the applicable Guarantor certifying that, to the best of his or her knowledge, all New Improvements (as defined in Section 6.14) located upon each Mortgaged Property set forth on Schedule 6.14 have been completed in accordance with applicable laws, rules, regulations and statutes (including any zoning, building, Environmental and Safety Laws, ordinance, code or approval or any building permits) and all restrictions of record and all material agreements affecting the Mortgaged Property and all decrees or orders of any Governmental Authority with jurisdiction with respect thereto.

3.15.  [INTENTIONALLY OMITTED]

3.16.  OTHER ARRANGEMENTS.

          The Noteholder shall be reasonably satisfied in all material respects with all arrangements among the Company, the Operators that are stockholders of the Company and the Resellers that are stockholders of the Company, including all franchise, lease and fuel supply agreements.


3.17.  APPRAISALS.

          The Noteholder shall have received appraisals, reasonably satisfactory in form and substance to the Noteholder, from an appraiser reasonably satisfactory to the Noteholder, of the real property, personal property and other assets of the Company and its Subsidiaries after giving effect to the Transactions and the other transactions contemplated hereby.

3.18.  LEGAL, TAX AND ACCOUNTING MATTERS.

          The Noteholder shall be satisfied with all legal, tax and accounting matters relating to the Transactions, the financing therefor and all other transactions contemplated hereby.


3.19.  CERTAIN LIABILITIES.

          The Noteholder shall be satisfied in all respects with the tax and ERISA positions and the contingent tax and other liabilities of each Guarantor, TAFSI and the Company and the plans of such Guarantor and the Company with respect thereto.


3.20.  FLOATING RATE NOTE FACILITY FEE.

          If the Noteholder is acquiring Floating Rate Notes, the Noteholder shall have received a facility fee in an amount set forth below its name in the acceptance form of this Agreement.

3.21.  APPROVALS.

          All requisite Governmental Authorities and third parties shall have approved or consented to the Recapitalization and the other Transactions to the extent required, all applicable appeal periods shall have expired and there shall be no governmental or judicial action, actual or threatened, that has or would have a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the transactions contemplated hereby.


3.22.  NO LITIGATION.

          There shall be no litigation or administrative proceedings or other legal or regulatory developments, actual or threatened, that, in the judgment of the Noteholder, involve a reasonable possibility of a material adverse effect on the business, assets, operations, properties, financial condition, contingent liabilities, prospects or material agreements of the Guarantors, TAFSI and the Company, taken as a whole, or the ability of the Guarantors, TAFSI and the Company, taken as a whole, to perform their obligations under the Financing Documents, or the ability of the parties to consummate the Recapitalization or the other Transactions or the validity or enforceability of any of the Financing Documents or the rights, remedies and benefits available to the Collateral Agent and the Noteholder under the Financing Documents, or which would be materially inconsistent with the assumptions underlying the projections set forth in the Confidential Information Memorandum.

3.23.  DEPOSIT.

          The Company shall have deposited directly into the Collateral Account proceeds from the Term Loans in an amount not less than $45,000,000.

3.24.  OTHER EXCHANGES; CANCELLATION OF ORIGINAL NOTES.

          The other Noteholders shall have surrendered the respective aggregate principal amounts of Original Notes held by them in exchange for the Notes to be acquired by them under the other agreements referred to in Section 4.27; and the Redeemed Notes and all other Original Notes shall have been cancelled or arrangements satisfactory to the Noteholder for the prompt cancellation of such Original Notes shall have been made.

3.25.  LEGALITY.

          On the Closing Date the Notes shall be a legal investment for the Noteholder under the laws of each jurisdiction to which it may be subject, without resort to any basket provisions of such laws such as New York Insurance Law Section 1405(a)(8), and the Noteholder shall have received such certificates or other evidence as it may reasonably request demonstrating such legality. In addition, the exchange of Original Notes for Notes by the Noteholder shall not subject the Noteholder to any penalty or, in the reasonable judgment of the Noteholder, other onerous condition under or pursuant to any applicable law or governmental regulation not in effect at the date of this Agreement.

3.26.  PRIVATE PLACEMENT NUMBERS.

          A private placement number shall have been obtained with respect to the Notes of each series from Standard & Poor's CUSIP Service Bureau.

4.     REPRESENTATIONS AND WARRANTIES.

          The Company represents and warrants to the Noteholder that:

4.1.   ORGANIZATION; POWERS.

          Each of the Company, TAFSI and the Guarantors (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business and is in good standing in every jurisdiction where such qualification is required (after giving effect to the Recapitalization), except where the failure so to qualify or be in good standing would not result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of Company, to issue the Notes.

4.2.   AUTHORIZATION; COMPLIANCE WITH LAWS, INSTRUMENTS.

          The execution, delivery and performance by the Company, each Guarantor and TAFSI, as applicable, of each of the Transaction Documents to which it is a party, borrowings under the Credit Agreement, the issuance of the Notes in exchange for Original Notes, the creation of the Liens contemplated by the Security Documents and the other transactions contemplated by the Transaction Documents (including (x) the Recapitalization, (y) the agreements executed and delivered in connection with the offering of and the issuance by the Company of the Notes and the Subordinated Notes and (z) the Company's capital contributions or advances to National and TA in amounts sufficient to enable National and TA to discharge their respective Existing Indebtedness and to pay accrued interest on the Original Notes, transaction costs and other related expenses) (all the foregoing, collectively, the "TRANSACTIONS") (a) have been duly authorized by all requisite corporate and, if required, stockholder action on the part of the Company, each Guarantor and TAFSI and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation, other than any law, statute, rule or regulation, the violation of which will not result in a Material Adverse Effect or of the certificate of incorporation or other constitutive documents or by-laws of the Company, the Guarantors or TAFSI, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which the Company, either Guarantor or TAFSI is a party or by which any of them or any of their property (including the Mortgaged Property) or assets is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by the Company, either Guarantor or TAFSI.

4.3.   ENFORCEABILITY.

          This Agreement has been duly executed and delivered by the Company and constitutes, and each other Transaction Document to which the Company, a Guarantor or TAFSI is a party when respectively executed and delivered by it will constitute, a legal, valid and binding obligation of the Company, such Guarantor or TAFSI, as the case may be, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).


4.4. GOVERNMENTAL APPROVALS.

          No action, consent or approval of, registration or filing with or any other action by any Governmental Authority by the Company, either Guarantor or TAFSI is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect and other than filings, recordings and approvals (i) to record deeds and leases with respect to real properties, (ii) to record and/or perfect the Liens created by the Security Documents, (iii) to record a leasehold memorandum, if currently unrecorded, in respect of any leasehold interest to which a Leasehold Mortgage relates, and
(iv) that are not material to the Company, either Guarantor or TAFSI, individually or in the aggregate.

4.5. FINANCIAL STATEMENTS.

          (a) The unaudited pro forma consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1996 (including the notes thereto) (the "PRO FORMA BALANCE SHEET"), a copy of which has heretofore been furnished to the Noteholder, has been prepared giving effect (as if such events had occurred on such date) to (i) the Transactions and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet (i) has been prepared based on the assumptions used to prepare the pro forma financial information contained in the Confidential Information Memorandum, (ii) is based on the best information available to the Company as of the date of delivery thereof and
(iii) presents fairly on a pro forma basis the estimated consolidated financial position of the Company and its Subsidiaries as of December 31, 1996, assuming that the events specified in the preceding sentence had actually occurred at December 31, 1996.

          (b) The Company has heretofore furnished to the Noteholder the consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries and the related statements of operations, stockholders' equity and cash flows as of and for the fiscal years ended December 31, 1996, 1995 and 1994, audited by and accompanied by the opinion of Price Waterhouse, independent public accountants, accompanied by a certificate of a Financial Officer of the Company. Such financial statements present fairly the financial condition and results of operations of the Company and its consolidated Subsidiaries as of such dates and for such periods. Such financial statements and the notes thereto disclose all material liabilities required under GAAP to be disclosed, direct or contingent, of the Company and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

4.6.   NO DEFAULT OR MATERIAL ADVERSE CHANGE.

          Except as set forth in a letter from the Company delivered to the Noteholder prior to the date hereof, no Default or Event of Default (as such terms are respectively defined in the National Purchase Agreements and the TA Purchase Agreements) has occurred and is continuing. Neither the Company, nor a Guarantor nor TAFSI is in default (whether or not waived) in the performance or observance of any of the terms, covenants or conditions contained in any instrument evidencing any Indebtedness of such person that could reasonably be expected to result in a Material Adverse Effect and no event has occurred or is continuing which, with notice or lapse of time or both, would become such a default. There has been no material adverse change in the business, assets, operations, properties, financial condition, contingent liabilities, prospects or material agreements of the Company and its Subsidiaries taken as a whole or the Network since December 31, 1996.


4.7.   TITLE TO PROPERTIES; POSSESSION UNDER LEASES.

          (a) After giving effect to the consummation of the Transactions on the Closing Date: each of the Company, TAFSI and each Guarantor will have good and marketable title to, or valid leasehold interests in, all its material properties and assets (including, in the case of the Guarantors, all Mortgaged Property); all such material properties and assets shall be free and clear of Liens, other than Liens expressly permitted by Section 7.2; and except for leases of Mortgaged Property set forth on Schedule 7.2, no material portion of any Mortgaged Property will be subject to any lease, license, sublease or other agreement granting to any Person any right to use, occupy or enjoy the same.

          (b) Except as set forth on Schedule 4.7(b), after giving effect to the consummation of the Transactions on the Closing Date, each Guarantor shall have complied with all material obligations under all material leases to which such Guarantor shall then be a party, and all such leases shall be in full force and effect; each Guarantor shall enjoy peaceful and undisturbed possession under all such material leases under which it is tenant. Neither the Company nor TAFSI is a party to any lease.

          (c) Except as set forth in Schedule 4.7(c), neither the Company nor a Guarantor has received any notice of, or has any knowledge of, any pending or contemplated condemnation proceeding affecting the Mortgaged Properties, or any sale or disposition thereof in lieu of condemnation.

          (d) Neither the Company nor any Guarantor is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

4.8.   SUBSIDIARIES.

          As of the Closing Date and after giving effect to the Recapitalization
(a) the Company has no Subsidiaries other than the Guarantors and TAFSI and (b) none of the Guarantors or TAFSI has any Subsidiaries.

4.9.   LITIGATION; COMPLIANCE WITH LAWS.


          (a) Except as set forth on Schedule 4.9, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company, the Guarantors or TAFSI or any business, property (including the Network), assets or rights of any such person (i) that involve any Transaction Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, result in a Material Adverse Effect.

          (b) None of the Company, the Guarantors or TAFSI, nor any of their respective material properties or assets, are in violation of, nor will the continued operation of their material properties and assets as currently conducted violate any material law, rule, regulation or statute (including any zoning, building, Environmental and Safety Laws, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property or are in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

          (c) Certificates of occupancy and permits are in effect for 80% of the aggregate value of the Mortgaged Properties, as currently constructed.


4.10.  BURDENSOME AGREEMENTS, ETC.

          After giving effect to the Recapitalization and the Transactions, none of the Company, the Guarantors or TAFSI is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

4.11.  FEDERAL RESERVE REGULATIONS.

          (a) None of the Company, the Guarantors or TAFSI is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

          (b) No part of the proceeds of the sale of the Original Notes was used by the Company, any Guarantor or TAFSI, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or is inconsistent with, the provisions of the Regulations of the Federal Reserve Board, including Regulations G, T and X.

4.12.  INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY
       ACT.

          None of the Company, the Guarantors or TAFSI (a) is an "INVESTMENT COMPANY" as defined in, or is subject to regulation under, the Investment Company Act of 1940 or (b) is a "HOLDING COMPANY" as defined in, or is subject to regulation under, the Public Utility Holding Company Act of 1935.

4.13.  TAX RETURNS.

          Each of the Company, each Guarantor and TAFSI has filed or caused to be filed all material Federal, state and local tax returns required to have been filed by it or with respect to it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it or with respect to it, except taxes that are being contested in good faith by appropriate proceedings and for which the Company, such Guarantor or TAFSI shall have set aside on its books adequate reserves in accordance with GAAP. Each of the Company, each Guarantor and TAFSI has filed or made adequate provision on its books in accordance with GAAP for any material taxes payable by it in connection with the Transactions.

4.14.  NO MATERIAL MISSTATEMENTS.

          The information provided by or on behalf of the Company and contained in the Confidential Information Memorandum (including all attachments and exhibits thereto), as supplemented, and as supplemented further by information heretofore provided in writing by or on behalf of the Company (including the Offering Memorandum) to the Noteholder, when taken as a whole, was, as of the date of such Confidential Information Memorandum, the dates otherwise specified therein or the dates upon which such information was provided in writing, accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided that (a) the statements therein describing documents and agreements are summaries only and as such are qualified in their entirety by reference to such documents and agreements, (b) to the extent any such information therein was based upon or constitutes a forecast or projection, the Company represents only that it acted in good faith and utilized reasonable assumptions, due and careful consideration and the best information known to it at the time in the preparation of such information and (c) as to the information that is specified as having been supplied by third parties other than Affiliates of the Company, the Company represents only that it is not aware of any material misstatement therein or omission therefrom.

4.15.  EMPLOYEE BENEFIT PLANS.

          Each of the Company, the Guarantors and TAFSI and their ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred, been waived or exists as to which the Company, either Guarantor, TAFSI or any ERISA Affiliate was or is required to file a report with the PBGC, and the present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $2,000,000 the value of the assets of such Plan. None of the Company, the Guarantors, TAFSI or any ERISA Affiliate has incurred any Withdrawal Liability that could result in a Material Adverse Effect. None of the Company, the Guarantors, TAFSI or any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

4.16.  ENVIRONMENTAL AND SAFETY MATTERS.


          (a) After giving effect to the Transactions, on the Closing Date each of the Company, the Guarantors and TAFSI will be in compliance with all Environmental and Safety Laws, with the exception of instances that will not individually or in the aggregate result in any material liability on the part of the Company, the applicable Guarantor or TAFSI, individually or collectively.

          (b) (i) None of the Company, the Guarantors or TAFSI has received notice of any failure to comply with, nor has any such notice been issued that has not been fully satisfied so as to bring any property of the Company, the Guarantors or TAFSI into full compliance with, all Environmental and Safety Laws, except where such noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) after giving effect to the Transactions, the Company's and its Subsidiaries' Truckstops, properties, plants and facilities do not use, manage, treat, store or dispose of any Hazardous Substances in violation of any Environmental and Safety Laws, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iii) all licenses, permits or registrations (or any extensions thereof) required under any Environmental and Safety Laws for the business of the Company and its Subsidiaries as proposed to be conducted have been obtained and each of the Company and its Subsidiaries is in compliance therewith, except for the failure to obtain such licenses, permits or registrations or to comply therewith which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (iv) neither the Company nor any of its Subsidiaries is in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction or decree where such noncompliance, breach or default would materially and adversely affect the ability of the Company or any of its Subsidiaries, as applicable, to operate the Mortgaged Property or any other real property owned or leased by it, and no event has occurred and is continuing that, with the passage of time or the giving of notice or both, would constitute such noncompliance, breach or default thereunder.

          (c) No Hazardous Substance has been Released (and no oral or written notification of such Release has been filed) or is present (whether or not in a reportable or threshold planning quantity) at, on or under any property owned or leased by the Company or any of its Subsidiaries during the period of the Company's or such Subsidiary's ownership or lease of such property, or to the knowledge of the Company or either Guarantor at any time previous to such ownership or lease, under conditions that require remedial action under applicable Environmental and Safety Laws, except where such remedial action, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; the Company has not at any property now or previously owned or leased by the Company or any of its Subsidiaries, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances to any site listed, or proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar Federal, state or foreign list of sites requiring investigation or cleanup except where any liability for such transportation or arrangement for transportation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is aware of any event, condition or circumstance involving environmental pollution or contamination, or employee safety or health relating to the use or handling of, or exposure to, Hazardous Substances that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (d) The Company and its Subsidiaries are conducting and will continue to conduct their respective businesses and operations in an environmentally responsible manner, and the Company and its Subsidiaries, taken as a whole are not and have no reason to believe that they will be subject to any requirement of Environmental and Safety Laws that will result in cash expenditures related to environmental, health or safety matters which, individually or in the aggregate, could have a Material Adverse Effect.

4.17.  SOLVENCY.

          After giving effect to the consummation of the Transactions to occur on the Closing Date, (a) the fair salable value of the assets of each of (i) the Company, the Guarantors and TAFSI, on a consolidated basis and (ii) the Guarantors will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company, the Guarantors, TAFSI, on a consolidated basis, and the Guarantors, respectively, as they mature, (b) the assets of (i) the Company, the Guarantors and TAFSI, on a consolidated basis and (ii) the Guarantors will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, including the capital needs of the Company, the Guarantors and TAFSI, on a consolidated basis or the Company, respectively (taking into account, in each case, the particular capital requirements of the businesses conducted by such entities and the projected capital requirements and capital availability of such businesses), and (c) none of the Company, either Guarantor or TAFSI intends to, nor do they believe that they will, incur debts beyond their ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by them and the amounts to be payable on or in respect of their obligations).

4.18.  EMPLOYMENT AND MANAGEMENT AGREEMENTS.

          Except as disclosed on Schedule 4.18, as of the Closing Date there are no (a) employment agreements covering management employees of the Company, the Guarantors or TAFSI or other material agreements relating to the compensation of management employees (including the issuance of securities of the Company to management employees), (b) agreements for management or consulting services to which the Company, the Guarantors or TAFSI is a party or by which either of them is bound or (c) collective bargaining agreements or other labor agreements covering any of the employees of the Company, the Guarantors or TAFSI.

4.19.  CAPITALIZATION.

          (a) As of the Closing Date and after giving effect to the consummation of the Transactions: the authorized capital stock of the Company will consist of
(i) 30,000,000 shares of common stock, par value $.01 per share (the "COMMON STOCK"), of which 1,276,672 shares will be issued and outstanding and (ii) 20,000,000 shares of preferred stock, par value $.01 per share, of which (w) 6,000,000 shares have been designated Convertible Preferred Stock, Series I (the "SERIES I PREFERRED STOCK"), of which 2,594,876 shares will be issued and outstanding, (x) 2,500,000 shares have been designated Convertible Preferred

Stock, Series II (the "SERIES II PREFERRED STOCK"), of which 1,237,374 shares will be issued and outstanding, (y) 3,000,000 shares have been designated Senior Convertible Participating Preferred Stock, Series I (the "SERIES I SENIOR PREFERRED STOCK"), of which 2,680,656 shares will be issued and outstanding and
(z) 1,000,000 shares have been designated Senior Convertible Participating Preferred Stock, Series II (the "SERIES II SENIOR PREFERRED STOCK"), of which 934,344 shares will be issued and outstanding; all such outstanding shares of capital stock of the Company will be fully paid and nonassessable; and 1,086,250 shares of Common Stock will be owned of record by the Voting Trust in accordance with the terms of the Voting Trust Agreement. Set forth on Schedule 4.20(a)(i) is a list of every Person that, as of the Closing Date, will own beneficially (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934 or any successor thereto) and of record shares of any class of capital stock of the Company, together with the number of shares of such class so owned. Set forth on Schedule 4.20(a)(ii) is a list of every Person that, to the best of the Company's knowledge based on information provided to it by the Voting Trustee (as such term is defined in the Voting Trust Agreement) under the Voting Trust Agreement, as of the Closing Date, will own beneficially and of record Voting Trust Certificates, together with the number of shares represented by such certificates so owned.

          (b) The authorized capital stock of TA consists (and at all times after the Closing Date will consist) of 1,000 shares of common stock, par value $.01 per share, of which 100 shares are (and at all times after the Closing Date will be) issued and outstanding. All such outstanding shares of capital stock of TA are fully paid and nonassessable and, after giving effect to the Recapitalization, are owned beneficially and of record by the Company.

          (c) The authorized capital stock of National consists (and at all times after the Closing Date will consist) of 1,000 shares of common stock, par value $.01 per share, of which 10 shares are (and at all times after the Closing Date will be) issued and outstanding. All such outstanding shares of capital stock of National are fully paid and nonassessable and are owned beneficially and of record by the Company.

          (d) The authorized capital stock of TAFSI consists (and at all times after the Closing Date will consist) of 1,000 shares of common stock, par value $1 per share, of which 100 shares are (and at all times after the Closing Date will be) issued and outstanding. All such outstanding shares of capital stock of TAFSI are fully paid and nonassessable and, after giving effect to the Recapitalization, are owned beneficially and of record by the Company.

          (e) Except as set forth on Schedule 4.19(e), there are no (and at all times following the Closing Date there will be no) outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or other agreements or commitments (including pursuant to management or employee stock plan or similar plan) of any nature relating to any capital stock of the Company, either Guarantor or TAFSI.

4.20.  SECURITY DOCUMENTS.

          (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and proceeds thereof and, when the Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Company, each Guarantor or TAFSI, as applicable, in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

          (b) The Security Agreement and the Collateral Account Agreement are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined, respectively, in the Security Agreement and the Collateral Account Agreement) and proceeds thereof, and when financing statements in appropriate form are filed in the offices specified on Schedule
4.20 (or, in the case of TAFSI, in the offices of the Secretary of State of the State of Ohio) and, in the case of cash included in the Collateral under the Collateral Account Agreement, when such cash is deposited in the Collateral Account, each of the Security Agreement and the Collateral Account Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company, each Guarantor or TAFSI, as applicable, in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.2.


          (c) The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of each Guarantor's right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 1.1(b), the Mortgages shall constitute fully perfected Liens on, and security interests in, all right, title and interest of such Guarantor in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 7.2.

          (d) The Trademark Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Trademark Security Agreement) and the proceeds thereof, and upon the filing of assignment statements with the United States Patent and Trademark Office, together with financing statements in appropriate form filed in the offices specified on Schedule 4.20, the Trademark Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company, the Guarantors and TAFSI in such Collateral and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 7.2.

          (e) The Collateral Assignment is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable assignment of, transfer of all right, title and interest of the Company, each Guarantor or TAFSI as applicable, in, and security interest in, the Assigned Contracts (as defined in the Collateral Assignment) and proceeds thereof, and when financing statements in appropriate form are filed in the offices specified on Schedule 4.20, the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company, such Guarantor or TAFSI, as applicable, in such Assigned Contracts and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by
Section 7.2.

4.21.  LABOR MATTERS.

          There are no strikes, lockouts or slowdowns against the Company or any of its Subsidiaries pending or, to the Company's knowledge, threatened. The hours worked by and payment made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, where such violations could reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound on the Closing Date.

4.22.  LOCATION OF REAL PROPERTY AND LEASED PREMISES.

          (a) Schedule 4.22(a) lists completely and correctly as of the Closing Date all real property owned by the Guarantors and the addresses thereof. Each Guarantor owns in fee all the real property set forth on Schedule 4.22(a) with respect to such Guarantor.

          (b) Schedule 4.22(b) lists completely and correctly as of the Closing Date all real property leased or subleased by the Guarantors and the addresses thereof. Each Guarantor will have a valid lease or sublease in all the real property set forth on Schedule 4.22(b) with respect to such Guarantor.


          (c) Neither the Company nor TAFSI owns nor leases any real property.


4.23.  INSURANCE.

          The Company and each Guarantor maintains (after giving effect to insurance it has caused each Network Operator, if any, to maintain) with financially sound insurance companies insurance on all its properties in at least such amounts and against at least such risks (but, including in any event, all-risk casualty, public liability and product liability) as are usually insured against in the same general geographic area by companies engaged in the same or similar business. The Company has been named as an additional insured party on each insurance policy that it has caused each Guarantor and each Network Operator, if any, to maintain.


4.24.  DELIVERY OF DOCUMENTS; REPRESENTATIONS AND WARRANTIES.

          (a) The Company has previously made available, and has caused the Guarantor to make available, to the Noteholder true, correct and complete copies of all real property leases or subleases, easement agreements, option agreements and other agreements, instruments and documents (whether or not recorded) that encumber or otherwise affect the real property listed on Schedules 4.22(a) and 4.22(b).

          (b) The Noteholder has been furnished with complete certified copies (as certified to by, as applicable, the Secretary of the Company, the applicable Guarantor or TAFSI) of the Environmental Agreements, the Credit Agreement, the Subordinated Note Documents, the TA Stockholders Agreement and the Stockholders Agreement, including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto (if any), and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended, supplemented or otherwise modified, nor have any of the provisions thereof been waived, in each case in any manner that, in the reasonable judgment of the Noteholder, is adverse in any material respect to the Noteholder, except pursuant to a written agreement or instrument that has heretofore been consented to by the Noteholder.

          (c) Each of the Franchise Agreements, the Credit Agreement, the Subordinated Note Documents, the Stockholder Agreements, the TA Stockholders Agreement and the Environmental Agreements has been duly executed and delivered by the Company, TAFSI or the applicable Guarantor as applicable and, to the Company's knowledge, by each other party thereto and each of the material terms and provisions thereof is in full force and effect.

4.25.  FEES AND EXPENSES.

          Except for facility fees to be paid in connection with the exchange of Floating Rate Notes, as contemplated by Section 3.20, neither the Company nor a Guarantor or TAFSI has, directly or indirectly, paid or caused to be paid any consideration (as supplemental or additional interest, a fee or otherwise) to any holder of Original Notes in order to induce such holder to enter into this Agreement or one of the other agreements referred to in Section 4.27, nor has the Company or either Guarantor or TAFSI, directly or indirectly, agreed to make any such payment. The aggregate amount of fees and expenses incurred in connection with the Transactions by the Company, TAFSI and the Guarantors has not and will not exceed $16,500,000.

4.26.  OFFERING OF THE NOTES.

          None of the Company, the Guarantors or TAFSI nor anyone acting on their behalf has offered the Notes or the Guarantee Agreement or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Noteholder and the other holders of the Original Notes. None of the Company, the Guarantors or TAFSI nor anyone acting on their behalf has taken, or will take, any action which would subject the issuance of the Notes or the execution and delivery of the Guarantee Agreement to Section 5 of the Securities Act of 1933, as amended.

4.27.  OTHER AGREEMENTS.

          Simultaneously with the execution of this Agreement, the Company is entering into other agreements that are identical in all respects with this Agreement (except for the series and respective principal amounts of Notes to be exchanged) with the other noteholders named in Schedule I. The aggregate principal amount of Notes to be exchanged by the Noteholder and such other noteholders is $85,500,000, but the exchanges by the Noteholder and such other noteholders are to be separate and several transactions.

5.     PREPAYMENT OF NOTES.

          In addition to the payment of the entire unpaid principal amount of the Notes of each series at the final maturity dates thereof, the Company will make required, and may make optional, prepayments of the Notes as hereinafter provided.

                  5.1.        REQUIRED PREPAYMENT.

          (a) FIXED RATE NOTES. On June 30, 2001, December 31, 2001 and June 30, 2002 the Company will prepay $8,875,000 aggregate principal amount of the Fixed Rate Notes (or, if less, the unpaid balance thereof), at the principal amount to be prepaid, together with accrued interest on such principal amount to the date of such prepayment, without premium, whether or not any optional prepayment has been or is being made pursuant to Section 5.2; provided that upon any partial prepayment of the Fixed Rate Notes pursuant to Section 5.3 or 5.4, the principal amount of each required prepayment of the Fixed Rate Notes becoming due under this Section 5.1(a) on and after the date of such partial prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Fixed Rate Notes is reduced as a result of such partial prepayment.

          (b) FLOATING RATE NOTES. The Company will prepay the respective principal amounts of the Floating Rate Notes (or if less, the unpaid balance thereof) on the dates set forth below:

     DATE OF PREPAYMENT               PRINCIPAL  AMOUNT OF PREPAYMENT
     ------------------               -------------------------------

     June 30, 2003                           $5,000,000
     September 30, 2003                      $5,000,000
     December 31, 2003                       $5,000,000
     March 31, 2004                          $5,000,000
     June 30, 2004                           $7,500,000
     September 30, 2004                      $7,500,000
     December 31, 2004                       $7,500,000

in each case at the principal amount to be prepaid, together with accrued interest on such principal amount to the date of such prepayment, without premium, whether or not any optional prepayment has been or is being made pursuant to Section 5.2; provided that upon any partial prepayment of the Floating Rate Notes pursuant to Section 5.3 or 5.4, the principal amount of each required prepayment of the Floating Rate Notes becoming due under this Section 5.1(b) on and after the date of such partial prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Floating Rate Notes is reduced as a result of such partial prepayment.

5.2.   OPTIONAL PREPAYMENTS.

          The Company, upon not less than 10 or more than 30 days' prior written notice of the date and amount of optional prepayment to the holders of the Notes, may prepay at any time all or from time to time any part (in an integral multiple of $1,000,000) of the Notes of either series, upon payment of the principal amount so to be prepaid, together with accrued interest on such principal amount to the date of such prepayment and the Make-Whole Premium for any Fixed Rate Notes or the Break Funding Cost for any Floating Rate Notes.

5.3.   PREPAYMENTS IN CONNECTION WITH AVAILABLE PROCEEDS.

          (a) If at any time the Company shall have Available Proceeds (as hereinafter defined), the Company will, promptly and in any event within five days after such Available Proceeds are identified as such, give written notice thereof to the holders of the Notes, which notice shall contain an irrevocable offer by the Company to apply to the prepayment of the Notes (pro rata according to the respective unpaid principal amounts of Notes held by each such holder) an amount (rounded to the nearest $1,000) equal to such Available Proceeds, such prepayment to be made on a date (the "AVAILABLE PROCEEDS PREPAYMENT DATE") specified in such notice (which date shall be not less than 10 days and not more than 30 days after the date of such notice, subject in the case of Floating Rate Notes to extension to the next following Interest Payment Date as provided in
Section 5.3(e)), in each case at the principal amount so to be prepaid, together with accrued interest on such principal amount to the Available Proceeds Prepayment Date and the applicable Break Funding Cost for any Floating Rate Notes but without premium on any Fixed Rate Notes. Each holder of a Note may reject such offer (in whole but not in part with respect to any Note) and shall be deemed to have rejected such offer unless such holder shall have accepted such offer by notice delivered to the Company in writing or by telecopy (or by telephone promptly confirmed in writing or by telecopy) at least three Business Days prior to the Available Proceeds Prepayment Date. If any such holder shall have rejected (or be deemed to have rejected) such prepayment offer, such holder shall not be deemed to have waived its rights under this Section 5.3 with respect to any later prepayment offer. A holder of more than one Note may exercise its option under this Section in respect of all or any one of its Notes. If any holder of Fixed Rate Notes rejects or is deemed to have rejected such prepayment offer, then on the Available Proceeds Prepayment Date (i) the share of such Available Proceeds attributable to such Fixed Rate Notes shall be allocated pro rata between the Floating Rate Notes and the Term Loans and (ii) the Company shall offer to apply such pro rata amount in the manner set forth in
Section 5.3(c) to (A) the prepayment of Floating Rate Notes (pro rata according to the respective unpaid principal amounts of Floating Rate Notes being prepaid) and (B) to the prepayment of obligations outstanding under the Credit Agreement in accordance with paragraphs (e) and (f) of Section 2.13 thereof (or the analogous provisions, if any, in respect of Refinancing Indebtedness).

          (b) The Company shall, not less than two Business Days prior to the Available Proceeds Prepayment Date, deliver to each holder of Notes a notice specifying (i) the aggregate principal amount of all Notes of each series to be prepaid by the Company on the Available Proceeds Prepayment Date, and (ii) the series and principal amount of Notes held by such holder to be prepaid on the Available Proceeds Prepayment Date.

          (c) Each holder of a Floating Rate Note may, subject to the following sentence, elect by notice delivered to the Company in writing or by telecopy (or by telephone promptly confirmed in writing or by telecopy) at least one Business Day prior to any Available Proceeds Prepayment Date, to decline all or a portion of the prepayment offer referred to in clause (ii) of Section 5.3(a) (in respect of amounts rejected by holders of Fixed Rate Notes and offered to such holder of a Floating Rate Note) and, under such circumstances, the Company shall retain all amounts (such amounts, together with all amounts declined by holders of Term Loans pursuant to Section 2.13(h) of the Credit Agreement or the analogous provisions in respect of Refinancing Indebtedness, the "DECLINED AMOUNTS") that would otherwise be used to prepay Notes and Term Loans. In the event that any portion of the Declined Amounts has not been invested in assets used in the principal lines of business of the Company or its Subsidiaries or used by the Company to make an optional prepayment pursuant to Section 5.2 during the one-year period after such Declined Amounts were so declined, the Company shall be required, on the last day of such one-year period, to apply an amount equal to the Pro Rata Share of the remaining Declined Amounts attributable to the Notes, all in accordance with this Section 5.3 to the same extent as if such amount constituted Available Proceeds pursuant to Section 5.3(a), provided that
(i) any amounts declined by any holder of a Fixed Rate Note shall be allocated pro rata between the Floating Rate Notes and the Term Loans and (ii) no holder of Floating Rate Notes or Term Lender shall be entitled to decline to accept any such mandatory prepayment. It is understood and agreed that all references in this Section 5.3 to Fixed Rate Notes, Floating Rate Notes and Term Loans shall be deemed to include any Refinancing Indebtedness with respect thereto.

          (d) In the case of any Prepayment Event or other event giving rise to Available Proceeds, in respect of which the Company is required to prepay Loans, Swingline Loans and Letters of Credit pursuant to Section 2.13 of the Credit Agreement (or the analogous provisions in respect of Credit Agreement Refinancing Indebtedness) prior to the Available Proceeds Prepayment Date, the Company will, concurrently with such prepayment pursuant to the Credit Agreement (or in respect of Credit Agreement Refinancing Indebtedness), make effective provision whereby the Available Proceeds are placed in escrow with the Collateral Agent until the Available Proceeds Prepayment Date whereupon such amounts shall be applied to prepayments under this Section 5.3 (or the analogous provisions in respect of Refinancing Indebtedness).

          (e) Notwithstanding contrary provisions in Section 5.3(a), if the Interest Payment Date next following the date the Company is required to give notice pursuant to Section 5.3(a) in respect of the prepayment of Floating Rate Notes out of any Available Proceeds is more than 30 days after the date of such notice, the Company may in such notice specify such next following Interest

Payment Date for the Floating Rate Notes as the Available Proceeds Prepayment Date for such prepayment of Floating Rate Notes, provided that on or before the Available Proceeds Prepayment Date in respect of the Fixed Rate Notes the Company shall have deposited in the Prepayment Account (as security for such prepayment) the Available Proceeds in respect of the Floating Rate Notes. On such Interest Payment Date or, at the direction of the Company, on any earlier date, the Collateral Agent shall apply any cash deposited in the Prepayment Account to such prepayment in respect of the Floating Rate Notes, provided that such cash shall not be applied to the payment of any Break Funding Cost due on account of such earlier prepayment if the effect would be to reduce the principal amount that would have been prepaid without applying any such cash to pay Break Funding Cost. For purposes of this Agreement, "PREPAYMENT ACCOUNT" shall mean a collateral account established by the Company with the Collateral Agent as security for the Floating Rate Notes and over which the Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this Section 5.3(e) (or the analogous provisions in respect of Note Refinancing Indebtedness).

          "AVAILABLE PROCEEDS" means, at any date of determination,

          (1) in the case of Net Cash Proceeds resulting from a Prepayment Event, an amount equal to the Pro Rata Share of the holders of the Notes in respect of such Net Cash Proceeds, and

          (2) in the case of any fiscal year of the Company for which Excess Cash Flow exists, 50% of Excess Cash Flow for such fiscal year LESS the portion, if any, of such percentage ---- applied (or required concurrently to be applied) pursuant to Section 2.13(c) of the Credit Agreement (or the analogous provisions in respect of Credit Agreement Refinancing Indebtedness) to the prepayment of obligations under the Credit Agreement (or in respect of Credit Agreement Refinancing Indebtedness).

          The Company will furnish to the holders of the Notes, concurrently with the financial statements and other information furnished pursuant to Sections 6.4(a) and (b), a certificate of a Financial Officer of the Company containing computations in reasonable detail showing whether any Available Proceeds existed during the fiscal period covered by such financial statements and the source of such Available Proceeds.

5.4.   PREPAYMENT IN CONNECTION WITH A CHANGE IN CONTROL.

          Promptly and in any event within five Business Days after the occurrence of a Change in Control, the Company will give written notice thereof to the holders of the Notes, which notice shall (a) describe the Change in

          Control in reasonable detail and specify the Change in Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof, (b) contain an irrevocable offer by the Company to prepay all Notes at the prices specified below on the date therein specified (the "CHANGE IN CONTROL PREPAYMENT DATE"), which shall be not less than 20 nor more than 45 days after the date of such notice, and (c) state that such offer is conditioned upon acceptance thereof by the Required Holders. Each holder of a Note shall notify the Company of such holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company at least 10 days prior to the Change in Control Prepayment Date (the "RESPONSE DATE"). If the Required Holders accept such offer, the Company shall, no later than two days after the Response Date, send written notice of such acceptance to each holder of a Note which had rejected such offer, which notice shall advise each such holder that it may, by notice to the Company no later than five days prior to the Change in Control Prepayment Date, rescind its prior rejection and accept such offer. The failure by the holder of a Note to respond to such offer in writing on or before the Response Date shall be deemed to be a rejection of such offer by such holder in respect of such Change in Control. The Company shall (but only if the Required Holders shall have accepted such offer as provided above) prepay on the Change in Control Prepayment Date all of the Notes held by the holders as to which such offer has been so accepted, at the unpaid principal amount of each such Note, together with accrued interest thereon to the Change in Control Prepayment Date and the Make-Whole Premium or Break Funding Cost, as applicable, with respect to such Note. If the Required Holders fail to accept such offer, such offer shall be deemed to be rejected (and any acceptances thereof shall be ineffective) and the Company shall give written notice thereof to the holders of all Notes no more than five days after the Response Date. If any holder shall reject such prepayment offer and, if applicable, not exercise its right to rescind such rejection, such holder shall be deemed to have waived its rights under this Section 5.4 to require prepayment of all Notes held by such holder in respect of such Change in Control but not in respect of any subsequent Change in Control. A holder of more than one Note may exercise its option under this Section 5.4 in respect of all or any one of such Notes.

          If the Change in Control Prepayment Date does not occur on the last day of an Interest Period, the Company shall also pay each holder of a Floating Rate Note then being prepaid an amount equal to the Break Funding Cost with respect to such Note, as specified by written notice given by the holder of such Note at least two Business Days prior to the Change in Control Prepayment Date (or, if such notice is subsequently given by such holder, within two Business Days after receipt of such notice by the Company). The obligation of the Company to pay such Break Funding Cost with respect to the prepayment of any Floating Rate Note pursuant to this Section 5.4 shall survive the prepayment of such Floating Rate Note and the termination of this Agreement.

5.5.   OBLIGATION TO PREPAY AFTER NOTICE; MAKE-WHOLE
       COMPUTATION.

          The principal amount of the Notes designated for prepayment in any notice of optional prepayment given pursuant to Section 5.2 shall become due and payable on the date fixed for prepayment, together with accrued interest on such principal amount to the date of such prepayment and the amount of any Make-Whole Premium or Break Funding Cost, as applicable, for the Notes of each series. Two Business Days prior to the date fixed for any prepayment under this Agreement that includes a Make-Whole Premium, the Company will furnish to each holder of a Fixed Rate Note being so prepaid a certificate signed by a Financial Officer of the Company setting forth in reasonable detail the computation and the methodology and assumptions made in connection therewith and attaching a copy of the source of the market data by which the Treasury Yield was determined in connection with such computation.


5.6.   APPLICATION OF PREPAYMENTS.

          Each prepayment of less than all outstanding Notes of either series pursuant to Section 5.1 or 5.2 shall be applied by the Company pro rata, as nearly as may be, to all outstanding Notes of such series according to the respective unpaid principal amounts thereof.

5.7.   NOTE PURCHASE PROHIBITION.

          The Company will not, and will not permit any of its Affiliates to, directly or indirectly acquire any Note, by purchase or otherwise, except (a) by way of payment or prepayment thereof by the Company in accordance with the provisions of the Notes and of this Agreement or (b) pursuant to an offer to purchase made by any such Affiliate and which complies with the following conditions:

               (i) such offer shall require such Affiliate to purchase Notes on the same terms and conditions (except for such difference in the offering price that reflect the interest rates and maturities of the Notes of the respective series), pro rata among all Notes tendered; and

               (ii) such purchase shall not be made, directly or indirectly, in connection with and in anticipation of or in consideration of any waiver or amendment of any provision of this Agreement or any Transaction Document.

Promptly and in any event within five Business Days after each such purchase of Notes, the Company will furnish each holder of the Notes with a certificate of a

Financial Officer describing such purchase (including the aggregate principal amount of Notes of each series so purchased and the purchase price therefor) and certifying that such purchase was made in compliance with the requirements of this Section.

6.     AFFIRMATIVE COVENANTS.

          The Company covenants and agrees that, so long as any of the Notes shall remain outstanding, the Company will and will cause each of its Subsidiaries to:

6.1.   EXISTENCE; BUSINESSES AND PROPERTIES; KEEP BOOKS.

          (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

          (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is currently conducted and operated; comply in all material respects with all material applicable laws, rules, regulations and statutes (including any zoning, building, Environmental and Safety Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Property) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          (c) Maintain all financial records in accordance with GAAP.

6.2.   INSURANCE.

          (a) Keep (and/or cause the related Network Operator, if any, to keep) the Company's properties (including Improvements and Personal Property (each as defined in the Mortgages)) insured at all times by financially sound and reputable insurers against loss by fire, casualty and such other hazards as may be afforded by an "ALL RISK" policy or a fire policy covering "SPECIAL" causes of loss, including building ordinance law endorsements; cause all such policies to be endorsed or otherwise amended to include a "STANDARD" or "NEW YORK" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Required Holders and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, the insurance carrier shall pay all proceeds otherwise payable to the Company, the applicable
Guarantor or the applicable Network Operator under such policies directly to the Collateral Agent unless (i) the amounts so payable shall not exceed $50,000 and
(ii) the insurance carrier shall not have received written notice from any holder of a Note or the Collateral Agent that an Event of Default has occurred and, if received, such notice shall not have been withdrawn (with the Required Holders agreeing to withdraw such notice if the related Event of Default shall have been cured and no other Event of Default shall then exist); cause all such policies to provide that neither the Company, the Guarantors, any holder of a Note, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a "REPLACEMENT COST ENDORSEMENT", without any deduction for depreciation, and such other provisions as the Required Holders or the Collateral Agent may reasonably require from time to time to protect their or its interest; deliver (and/or cause the related Network Operator, if any, to deliver) original or certified copies of all such policies to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days' prior written notice thereof by insurer to the Collateral Agent or (ii) for any other reason upon not less than 30 days' prior written notice thereof by insurer to the holders of the Notes and the Collateral Agent; deliver to the holders of the Notes and the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor; and cause each all risk policy maintained by the Company or either Guarantor to be endorsed to provide for a waiver by the related insurer of all its rights to recovery against any Network Operator for damage covered by such policy.

          (b) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated (i) a "FLOOD HAZARD AREA" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, obtain (and/or cause the related Network Operator, if any, to obtain) flood insurance in such total amount as the Collateral Agent or the Required Holders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in said Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a "ZONE 1" area, obtain (and/or cause the related Network Operator, if any, to obtain) earthquake insurance in such total amount as the Collateral Agent or the Required Holders may from time to time require.

          (c) With respect to any Mortgaged Property, carry and maintain (and/or cause the related Network Operator, if any, to maintain) comprehensive general liability insurance including the "BROAD FORM CGL ENDORSEMENT" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than $5,000,000, naming the Collateral Agent as an additional insured, on forms satisfactory to the Collateral Agent.

          (d) Notify (and/or cause the related Network Operator, if any, to notify) the holders of the Notes and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.2 is taken out by the Company, any Guarantor or any Network Operator; and promptly deliver to the Collateral Agent a duplicate original copy of such policy or policies.

          (e) Use its reasonable efforts to cause the Phase II Consultant (as defined in the Environmental Agreements) to maintain, and name the Company as an additional insured wherever permissible under the contracts of insurance, coverage at levels at least as high as set forth in Schedule 6.2(e).

          (f) In connection with the covenants set forth in this Section 6.2, it is understood and agreed as follows:

               (i) Neither the Noteholder nor the holders from time to time of the Notes, nor their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.2, it being understood that (A) the Company shall look, and shall cause each Guarantor to look, solely to its insurance company or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance company shall have no rights of subrogation against the Noteholder or any such holder or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as requested above, then the Company hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Noteholder, the holders from time to time of the Notes and their agents and employees.

               (ii) The designation of any form, type or amount of insurance coverage by the Noteholder, any holder of a Note or the Collateral Agent under this Section 6.2, shall in no event be deemed a representation, warranty or advice by the Noteholder, such holder or the Collateral Agent that such insurance is adequate for the purposes of the Company's and each Guarantor's business or the protection of the Company's and each Guarantor's properties and the Required Holders and the Collateral Agent shall have the right from time to time to require the Company to keep (and/or cause any Guarantor or the related Network Operator, if any, to keep) other insurance in such form and amount as the Required Holders or the Collateral Agent may reasonably request, provided that such insurance shall be obtainable on commercially reasonable terms.

6.3.   OBLIGATIONS AND TAXES.

          Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company, a Guarantor or TAFSI, as applicable, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.

6.4.   FINANCIAL STATEMENTS, REPORTS, ETC.

          Furnish to each holder of a Note (in duplicate):

          (a) as soon as available, and in no event later than 105 days (or 90 days during any time that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended) after the end of each fiscal year, the consolidated and consolidating balance sheets and related statements of income and cash flow, showing the consolidated financial condition of the Company and its consolidated Subsidiaries as of the close of such fiscal year and the results of their operations during such year, all audited by Price Waterhouse or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) as soon as available, and in no event later than 60 days (or 45 days during any time that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended) after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated and consolidating balance sheets and related statements of income and changes in financial position, showing the consolidated financial condition of the Company and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by a Financial Officer of the Company as fairly presenting the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes required by GAAP;

          (c) concurrently with any delivery of financial statements under subsection (a) or (b) above, a certificate of the accounting firm or a Financial Officer of the Company opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Event of Default or Default has occurred during the period covered by such financial statements or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail demonstrating compliance with the covenants contained in Sections 7.13, 7.14, 7.15, 7.16 and 7.17;

          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or made generally available to its other security holders, or distributed to its shareholders, as the case may be;

          (e) a copy of all solicitations or requests for any proposed waiver or amendment of any of the provisions of the Credit Agreement Documents or Subordinated Note Documents (but only if the consent or approval of holders of the Notes is required in connection therewith);

          (f) promptly following the preparation thereof, copies of each management letter prepared by the Company's, either Guarantor's or TAFSI's auditors (together with any response thereto prepared by the Company, such Guarantor or TAFSI);

          (g) as soon as available, and in any event no later than 105 days after the end of each fiscal year of the Company, historical summary data for the immediately preceding year and forecasted financial projections and summary data through the end of the then-current fiscal year, in substantially the same form and format as set forth in Section 10 of the Confidential Information Memorandum (including a specification of the underlying assumptions and a management discussion of historical results), all certified by a Financial Officer of the Company to be a fair summary of its results and its good faith estimate of the forecasted financial projections and results of operations for the period through the then- current fiscal year;

          (h) upon the earlier of (i) 105 days after the end of each fiscal year of the Company (commencing with the fiscal year ended December 31, 1996) and
(ii) the date on which the financial statements with respect to such period are delivered pursuant to subsection (a) above, a certificate of a Financial Officer of the Company setting forth, in reasonable detail, the amount of Excess Cash Flow, if any, for such period, it being understood that the certificate delivered pursuant to this Section 6.4(h) for the fiscal year ended December 31, 1996 shall set forth the amount of Excess Cash Flow (as defined in the National Purchase Agreement and the TA Purchase Agreement, respectively) for such period for National and TA, respectively;

          (i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, either Guarantor or TAFSI, or compliance with the terms of any Financing Document, as such holder may reasonably request;

          (j) promptly, a copy of any amendment or waiver of any provisions of any agreement referred to in Section 7.10, any amendment or waiver of any provision of the Credit Agreement Documents not requiring the consent or approval of holders of the Notes;

          (k) promptly, a copy of any notice of a default received by the Company, either Guarantor or TAFSI under any other Financing Document;

          (l) promptly, a copy of any notice of default received by the Company, either Guarantor or TAFSI (i) from the Agent or any Lender under the Credit Agreement or (ii) under the Subordinated Note Indenture; and

          (m) a copy of all notices (other than regarding any scheduled or mandatory repayments), certificates, financial statements and reports, as and when delivered by or on behalf of the Company, either Guarantor or TAFSI (i) to the Agent or any Lender under the Credit Agreement or (ii) under the Subordinated Note Indenture (except to the extent any such notice, certificate, financial statement or report is otherwise required to be delivered pursuant to this Agreement).

6.5.  LITIGATION AND OTHER NOTICES.

          Furnish to each holder of a Note prompt written notice of the occurrence of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

6.6.   ERISA.

          (a) Comply in all material respects with the applicable provisions of ERISA.

          (b) Furnish to each holder of a Note (i) as soon as possible, and in any event within 30 days after any Responsible Officer of the Company or either Guarantor or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred, as to which the Company, either Guarantor, TAFSI or any ERISA Affiliate was or is required to file a report with the PBGC, that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Company, either Guarantor, TAFSI or any ERISA Affiliate to the PBGC in an aggregate amount exceeding $2,000,000, a statement of a Financial Officer of the Company setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice the Company, either Guarantor, TAFSI or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer of the Company, such Guarantor or TAFSI, as applicable, setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC and (iv) promptly and in any event within 30 days after receipt thereof by the Company, either Guarantor, TAFSI or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

6.7.   ACCESS TO PROPERTIES AND INSPECTIONS.

          Permit any representatives designated by the Noteholder or any other institutional holder of a Note to visit and inspect the financial records and the properties of the Company, either Guarantor and TAFSI at reasonable times and upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by any such holder to discuss the affairs, finances and condition of the Company, the Guarantors and TAFSI or any properties of Company with, and to be advised as to the same by, their officers, employees, environmental consultants and other experts and independent accountants (and by this provision the Company, the Guarantors and TAFSI authorize such consultants and accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company, either Guarantor or TAFSI is present), all at such reasonable times and to such reasonable extent as such holder may desire; and the Company, the Guarantors and TAFSI jointly and severally agree to pay all out-of-pocket expenses incurred by the Noteholder and each such holder in connection with the Noteholder's or such holder's exercise of rights pursuant to this Section 6.7 at any time while a Default or Event of Default has occurred and is continuing.

6.8.   [INTENTIONALLY OMITTED].

6.9.   FISCAL YEAR.

          Cause its fiscal year to end on December 31 of each year.

6.10.  FURTHER ASSURANCES.

          (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or which the Required Holders or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. In addition, from time to time, each of the Company, each Guarantor and TAFSI will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Required Holders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Company, the Guarantors and TAFSI (including real and other properties acquired subsequent to the Closing Date)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Required Holders, and each of the Company, each Guarantor and TAFSI shall deliver or cause to be delivered to all holders of the Notes all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Required Holders shall reasonably request to evidence compliance with this Section 6.10. Each of the Company and each Guarantor agrees to provide such evidence as the Required Holders shall reasonably request as to the perfection and priority status of each such security interest and Lien.


          (b) Within 90 days following the Closing Date, enter into Lockbox Agreements with financial institutions reasonably acceptable to the Collateral Agent.

6.11.  RATE PROTECTION AGREEMENTS.

          In the case of the Company, within 90 days following the Closing Date enter into (and thereafter maintain in effect) Rate Protection Agreements required to be maintained under the Credit Agreement.

6.12.  ENVIRONMENTAL AND SAFETY LAWS.

          (a) Comply with, and use its best efforts to ensure compliance by all tenants and subtenants (including each Network Operator, if any) with, all Environmental and Safety Laws and obtain and comply with and maintain, and use its best efforts to ensure that all tenants and subtenants (including each Network Operator, if any) obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental and Safety Laws, except to the extent that failure to so comply or to obtain and comply with and maintain such licenses, approvals, registrations and permits, individually or in the aggregate, does not have and could not reasonably be expected to result in a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental and Safety Laws and promptly comply with all lawful orders and directives of all Governmental Authorities respecting Environmental and Safety Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings, individually or in the aggregate, would not have a Material Adverse Effect.

          (c) Notify the holders of the Notes of any of the following that, individually or in the aggregate, is likely to have a Material Adverse Effect:

               (i) any Environmental Claim that the Company, either Guarantor or TAFSI receives, including one to take or pay for any remedial, removal, response or cleanup or other action with respect to any Hazardous Substance contained on any property owned or leased by the Company, such Guarantor or TAFSI;

               (ii) any notice of any alleged violation of or knowledge by the Company, any Guarantor or TAFSI of a condition that might reasonably result in a violation of any Environmental and Safety Law;

               (iii) any commencement or threatened commencement of any judicial or administrative proceeding or investigation alleging a violation or potential violation of any requirement of any Environmental and Safety Law by the Company, either Guarantor or TAFSI; and

               (iv) any Release or threat of Release which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, based on an objective standard.

          (d) Without limiting the generality of Section 16.4, indemnify the Noteholder, the Collateral Agent and each holder from time to time of the Notes and each of their respective directors, officers, employees, agents and Affiliates (each such person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses (including reasonable counsel fees, expert and consultant fees, charges and disbursements) of whatever kind or nature arising out of, or in any way relating to, the violation of, noncompliance with or liability under any Environmental and Safety Laws applicable to the operations of the Company or either Guarantor or to the Mortgaged Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnitee seeking indemnification therefor. The obligation of the Company under this Section shall survive the payment of the Notes.

6.13.  MATERIAL CONTRACTS.

          Maintain in full force and effect (including, without limitation, exercising any available renewal option and without amendment or modification) all its material contracts (including each operating lease permitted by Section 7.8) unless the failure so to maintain such contracts (or the amendments or modifications thereto), individually or in the aggregate, would not have a Material Adverse Effect, and promptly notify the holder of each Note of each failure to comply with this Section 6.13.

6.14.  CERTIFICATES OF OCCUPANCY, PERMITS AND ZONING.

          (a) Within 270 days following the Closing Date, the Company shall deliver the following documents to the Collateral Agent for Mortgaged Properties set forth on Schedule 6.14 having 80% of the aggregate value (based upon the Valuation Research Corp. real and personal property valuations delivered on the Closing Date) of all Mortgaged Properties set forth on such Schedule:

               (i) (A) a copy of the original permanent certificate or certificates of occupancy or completion, as the same may have been amended or issued from time to time, covering any Improvement located upon the Mortgaged Property that was constructed after the date of the TA Purchase Agreements or the National Purchase Agreements, as applicable (a "NEW IMPROVEMENT"), that were required to have been issued by the appropriate Governmental Authority for such New Improvement or (B) a letter from an appropriate Governmental Authority stating that at the time of construction certificates of occupancy were not required for each such New Improvement for which a certificate as described above has not been delivered if reasonably requested by the Collateral Agent and suitable evidence of the date of construction of each New Improvement on such Mortgaged Property;

               (ii) without limiting the Company's obligations under Section 6.12, (A) a copy of all material licenses, permits and authorizations (other than certificates of occupancy or completion, all applications, plans and filings necessary for the issuance of any such certificate and all licenses, permits and authorizations that were no longer required once any such certificate was issued) that were necessary for the construction of each New Improvement located upon the Mortgaged Property or that are necessary for the current operation of such New Improvement and (B) a copy of all applications (including plans) that were necessary for the issuance of any certificate of occupancy or completion with respect to any New Improvement but only to the extent now or hereafter in the Company's possession;

               (iii) a copy of all applications (and documents filed in connection therewith (including plans)) that the Company makes to any Governmental Authority in order to comply with the provisions of this
     Section 6.14; and

               (iv) one of the following: (A) written confirmation from the applicable zoning commission or other appropriate Governmental Authority stating that, with respect to each Mortgaged Property as built, it complies with existing land use and zoning ordinances, regulations and restrictions applicable to such property, (B) an opinion from local counsel acceptable to the Collateral Agent to the same effect as covered by clause (A) above or (C) a zoning endorsement satisfactory to the Collateral Agent in connection with the Collateral Agent's mortgagee title insurance policy of such Mortgaged Property.

          (b) After the Closing Date, the Company shall use commercially reasonable efforts to obtain (and promptly upon obtaining the same deliver to the Collateral Agent):

               (i) estoppel certificates from ground lessors of any Mortgaged Property;

               (ii) estoppel certificates from each Operator of each Mortgaged Property; and

               (iii) subordination and attornment agreements from each Operator of each Mortgaged Property, unless the related operating lease by its terms, is subject and subordinate to the Lien of the applicable Mortgage or Leasehold Mortgage.

          (c) After the Closing Date, the Company shall (i) use commercially reasonable efforts (A) to cause the lease relating to its leasehold interest in property located in Willington, Connecticut, to be amended to provide commercially reasonable leaseholding financeability provisions and to provide for the lessor of such property to consent to the granting of a Mortgage on such leasehold interest and (B) to obtain the consent of the landlord of its property
(1) on site 1058 in Nashville, Tennessee, and (2) on site 1084 in Amarillo, Texas, to the granting of a Mortgage on such leasehold interests, and (ii) upon obtaining any such consent, promptly cause the applicable Guarantor to enter into a Mortgage with respect to such Mortgaged Property.

7.     NEGATIVE COVENANTS.

          The Company covenants and agrees that, so long as any of the Notes shall remain outstanding, the Company will not and will not permit any of its Subsidiaries to:

7.1.   INDEBTEDNESS.

          Incur, create, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing on the Closing Date (after giving effect for the consummation on the Closing Date of the Recapitalization and the other Transactions) and set forth on Schedule 7.1 (but not any extensions, renewals or replacements of such Indebtedness);

          (b) Indebtedness represented by the Notes;

          (c) in the case of the Guarantors, Indebtedness consisting of purchase money Indebtedness incurred in the ordinary course of business after the Closing Date to finance Capital Expenditures or Transition Capital Expenditures permitted under Section 7.13; provided, however, that (i) for purposes of
Section 7.13 the aggregate principal amount of any such Indebtedness shall be deemed to be a Capital Expenditure or a Transition Capital Expenditure, as the case may be, at the time incurred or assumed, (ii) the aggregate of (A) the aggregate principal amount of Indebtedness permitted pursuant to this subsection and (B) all Capital Lease Obligations permitted pursuant to Sections 7.1(d) and 7.11(c) shall not exceed $25,000,000 at any time outstanding and (iii) such Indebtedness is incurred within 90 days after the making of the Capital Expenditures or Transition Capital Expenditures financed thereby;

          (d) in the case of the Guarantors, Indebtedness in respect of Capital Lease Obligations permitted under Section 7.11(c);

          (e) in the case of the Company or either Guarantor, Indebtedness in respect of fuel-supply hedging agreements and arrangements, provided that any such agreements or arrangements shall have been entered into for bona fide hedging purposes pursuant to a written fuel-supply hedging policy approved by the board of directors of the Company;

          (f) (i) in the case of the Company, Indebtedness represented by the Loans, the Swingline Loans, the Letters of Credit and the Subordinated Notes and
(ii) in the case of the Guarantors, Indebtedness represented by the Guarantee Agreement and the Subordinated Note Guarantees;

          (g) Indebtedness arising from the refinancing from time to time by the Company of (i) the Loans, the Swingline Loans and the Letters of Credit under the Credit Agreement and the Guarantee Agreement in respect of such Indebtedness or (ii) the Notes of either series and the Guarantee Agreement in respect of the Notes of such series, in either case ranking PARI PASSU with or subordinate to the Notes (or the Notes of the series not being refinanced) and the Guarantee Agreement in respect of the Notes (or the Notes of the series not being refinanced); provided, however, that (i) such refinancing must be in whole and not in part with respect to such Loans or the Notes of a series, as the case may be, (ii) the weighted average interest rate (or applicable margins) applicable to such Indebtedness must be less than or equal to the interest rate (or applicable margins) applicable to the Loans or the Notes of the series being refinanced, as the case may be, (iii) no material terms applicable to such Indebtedness or the related guarantees shall be more favorable to the refinancing lenders or note purchasers than the terms that are applicable to the Lenders under the Credit Agreement Documents or the holders of the Notes of such series (or to lenders or note purchasers in respect of refinancing Indebtedness then outstanding), (iv) the weighted average life to maturity of such Indebtedness shall be greater than or equal to the remaining weighted average life to maturity of the Term Loans (or of the term loan portion of any refinancing Indebtedness then outstanding) or the Notes of the series being refinanced, as the case may be, and the first scheduled principal payment or required prepayment in respect of such Indebtedness shall not be earlier than the first scheduled principal payment in respect of the Term Loans or the Notes of the series being refinanced, as the case may be, (v) such Indebtedness shall be Indebtedness of the Company, (vi) the priority of the security interest in the collateral securing the repayment of such Indebtedness (if such Indebtedness is to be secured) and the total amount or share of the collateral to be made available to secure such Indebtedness shall be no more senior or favorable than that which secured the repayment of the Loans or the Notes (or any refinancing Indebtedness then outstanding) at the time of such refinancing and the refinancing lenders or note purchasers shall enter into an intercreditor agreement with the Collateral Agent and the holders of the Notes then outstanding in substantially the form of the Intercreditor Agreement (or in such other form as may be reasonably acceptable to the Required Holders) providing for the sharing of collateral on such basis, (vii) the principal amount of such Indebtedness shall be less than or equal to the principal amount then outstanding of the Loans or the Notes of such series being refinanced, as the case may be (or any refinancing Indebtedness then outstanding) and (viii) such Indebtedness may not be incurred if at the time of such refinancing a Default or Event of Default has occurred and is continuing or would result therefrom;

          (h) Indebtedness arising from the refinancing from time to time by the Company of the Subordinated Notes that is subordinate to the Obligations (which, if required by the terms thereof, shall include any Indebtedness incurred pursuant to Section 7.1(g) above in connection with any refinancing of the Loans or the Notes of either series); provided, however, that (i) such refinancing must be in whole and not in part, (ii) the weighted average interest rate applicable to such Indebtedness must be less than or equal to the interest rate applicable to the Subordinated Notes, (iii) no material terms applicable to such Indebtedness (including the subordination provisions thereof) shall be more favorable to the refinancing lenders than the terms that are applicable under the Subordinated Note Indenture prior to such refinancing, (iv) the weighted average life to maturity of such Indebtedness shall be greater than or equal to the weighted average life to maturity of the Subordinated Notes and the first scheduled principal payment in respect of such Indebtedness shall not be earlier than the first scheduled principal payment in respect of the Subordinated Notes,
(v) such Indebtedness shall be Indebtedness of the Company, (vi) such Indebtedness shall be unsecured, (vii) the guarantees by the guarantors of such Indebtedness shall be no more favorable to the refinancing lenders than the Subordinated Note Guarantees, (viii) the principal amount of such Indebtedness shall be less than or equal to the principal amount then outstanding of the Subordinated Notes and (ix) such Indebtedness may not be incurred if at the time of such refinancing a Default or Event of Default has occurred and is continuing or would result therefrom;

          (i) in the case of TAFSI, Indebtedness to the Company or either Guarantor, provided that the amount of all such Indebtedness does not exceed $3,000,000 in the aggregate at any time outstanding;

          (j) in the case of either Guarantor, Indebtedness to the Company, the other Guarantor or TAFSI;

          (k) Rate Protection Agreements required by Section 6.11 of the Credit Agreement;

          (l) in the case of the Guarantors, other unsecured Indebtedness in an aggregate principal amount at any time outstanding for both Guarantors not in excess of $5,000,000; and

          (m) in the case of the Company, Indebtedness to any of its Subsidiaries.

7.2.   LIENS.

          Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

          (a) Liens on property or assets of the Company or any Subsidiary thereof existing on the date hereof and set forth on Schedule 7.2 (including, to the extent any such Lien is the result of a lease, any extensions, renewals or replacements of such lease, provided that the annual lease payment under any such extension, renewal or replacement shall be no less than the fair market rental value of the leased property as of the date of such extension, renewal or replacement), provided that such Liens shall secure only those obligations that they secure on the date hereof;

          (b) in the case of either Guarantor, any Lien existing on any property or asset prior to the acquisition thereof by such Guarantor or TAFSI, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of such Guarantor and (iii) such Lien does not (A) materially interfere with the use, occupancy and operation of any property, (B) materially reduce the fair market value of such property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning (or leasing) such property;

          (c) Liens for taxes, assessments or governmental charges not yet due and payable (or due and payable but not yet delinquent) or which are being contested in compliance with Section 6.3 or 6.12;

          (d) in the case of the Guarantors, carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 6.3;

          (e) in the case of the Guarantors, pledges and deposits made in the ordinary course of business in compliance with worker's compensation, unemployment insurance and other social security laws or regulations;

          (f) in the case of the Guarantors, pledges and deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) in the case of the Guarantors, zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances that do not materially impair the current use or the value of the property subject thereto;

          (h) in the case of the Guarantors, purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed), provided that (i) such security interests secure Indebtedness permitted by Section 7.1(c), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 75% of the lesser of the cost and the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets;

          (i) Liens incurred in connection with Capital Lease Obligations permitted by Section 7.1(d), provided that such Liens do not extend to any other property or assets of such person;

          (j) any Lien created under the Financing Documents;

          (k) the lease or sublease of retail space and office space at any Truckstop so long as either (i) the term of the lease or sublease does not exceed three years or (ii) such lease or sublease does not result in the lease or sublease of real property of the Company or any of its Subsidiaries in excess of 3,000 square feet at any one location to any one lessee; and

          (l) the lease or sublease of retail space and office space at any Truckstop other than as described in clause (k) above, provided that (i) the lease with respect thereto shall (A) contain provisions consistent with and not in conflict with any term, condition, covenant or agreement contained in any Financing Document, (B) require the lessee to deliver estoppel certificates to the Collateral Agent in compliance with clause (iii) below, (C) provide that such lease is subject and subordinate in all respects to the applicable Mortgage and (D) constitute an "operating lease" (and not a financing lease) for all purposes, (ii) in each case, the Company shall have delivered to the Collateral Agent, reasonably in advance of the execution and delivery thereof, copies of such lease and all other agreements to be entered into by the Company or any of its Subsidiaries in connection therewith, (iii) the Company shall have delivered to the Collateral Agent within 30 days of a request therefor by the holder of any Note, an estoppel certificate of any lessee in form and substance satisfactory to the Collateral Agent, (iv) in each case, the Company shall, at its expense, take such action as shall be necessary or as shall be reasonably requested by the Collateral Agent to assign to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in its rights under such lease and other agreements, including the execution, delivery and recording of an Assignment of Leases and Rents substantially in the form of Exhibit C, (v) after giving effect to the entering into of such lease, no Default or Event of Default shall have occurred and be continuing, (vi) promptly after execution of such lease, an executed copy of such lease and a certificate of an officer of the Company certifying that such lease complies with the provisions of this Section 7.02(l) shall be delivered to the Collateral Agent and (vii) the lease or sublease of such space: (A) shall not result in the representations and warranties contained in the related Mortgage or in this Agreement to be untrue, (B) shall not result in any material adverse effect on the value or operations of the related Mortgaged Property as a Truckstop, (C) shall have no effect on the Collateral Agent's Lien on the remaining Land under the related Mortgage (as defined therein), (D) shall not restrict ingress and egress to, the operation of or in any way interfere with the business currently conducted on the Mortgaged Property and (E) shall be done and conducted, as applicable, in accordance with all material laws, rules, regulations or statutes (including any zoning, building, Environmental and Safety Laws, ordinances, codes or approvals or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property.

7.3.   SALE AND LEASEBACK TRANSACTIONS.

          Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in the business of the Company or its Subsidiaries, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (any such transaction a "SALE AND LEASEBACK TRANSACTION"), other than (a) any Sale and Leaseback Transactions involving the properties described on Schedule 7.3 or (b) any Sale and Leaseback Transaction with respect to property acquired by the Company or any Subsidiary following the Closing Date, if such Sale and Leaseback Transaction (i) involves a sale by the Company or any Subsidiary for consideration equal to at least the then-current fair market value of such property and (ii) results in a Capital Lease Obligation or an operating lease permitted by Section 7.11, in either case entered into to finance a Capital Expenditure permitted by Section 7.13 consisting of (A) the initial acquisition by the Company or such Subsidiary of the property sold or transferred in such Sale and Leaseback Transaction or (B) the development of a Truckstop on such property.

7.4.   INVESTMENTS, LOANS AND ADVANCES.

          Purchase, hold or acquire any capital stock, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, except:

          (a) investments by the Company in the capital stock of, and loans to, the Guarantors and in promissory notes described in Section 7.4(e);

          (b) Permitted Investments;

          (c) in the case of the Guarantors, pledges and deposits permitted by
Section 7.2(f);

          (d) in the case of the Guarantors, loans or advances to employees in the ordinary course of business in an aggregate amount outstanding to any single employee at any time not in excess of $10,000 (or, if and to the extent such loans or advances shall be used by such employees solely for relocation expenses, $100,000) and in an aggregate amount outstanding for all employees at any time not in excess of $1,000,000 (which loans and advances shall not be forgiven by the Company);

          (e) in the case of either Guarantor, promissory notes evidencing loans made by the Company to members of such Guarantor's management or the Institutional Equity Investors to enable them to purchase shares of Common Stock, provided that (i) the amount loaned to any single member of management or any single Institutional Equity Investor shall not exceed 50% of the aggregate purchase price of such member's or Institutional Equity Investor's shares, (ii) all the shares purchased by such member or Institutional Equity Investor with the proceeds of any such loan shall be retained by such Guarantor for the benefit of the Secured Parties until such time as such loan shall have been repaid, (iii) the aggregate amount of all such loans outstanding at any time shall not exceed $1,500,000, (iv) such loans shall not be forgiven by the Company, (v) any shares purchased by any Institutional Equity Investor with the proceeds of any such loan shall be resold to members of the Company's management as soon as such a resale may be consummated in accordance with applicable state and federal securities laws and (vi) any member of the Company's management who purchases shares pursuant to the preceding clause (v) shall assume all obligations under the loans the proceeds of which were used by such Institutional Equity Investor to purchase such shares;

          (f) investments by the Company in the capital stock of, and loans to, TAFSI that are consistent with the limitations on the business of TAFSI set forth in Section 7.8;

          (g) investments in connection with Permitted Business Acquisitions, it being understood that the aggregate purchase consideration paid in any such investment shall (i) constitute a Capital Expenditure during the period in which such investment occurs or (ii) if and to the extent the Company and its Subsidiaries are not permitted to incur additional Capital Expenditures under
Section 7.13(a) at the time of such investment, constitute a Transition Capital Expenditure during the period in which such investment occurs;

          (h) in the case of the Guarantors and TAFSI, investments in any joint venture so long as the amount of all such investments does not exceed $5,000,000 in the aggregate at any time outstanding (any such joint venture, a "PERMITTED JOINT VENTURE");

          (i) Rate Protection Agreements required by Section 6.11 of the Credit Agreement (or the analogous provision, if any, of any Credit Agreement Refinancing Indebtedness);

          (j) investments not otherwise permitted above so long as the amount of all such investments does not exceed $1,000,000 in the aggregate at any time outstanding; and

          (k) in the case of the Guarantors and TAFSI, intercompany loans and advances permitted under Sections 7.1(i), (j) and (m).

7.5.   MERGERS, CONSOLIDATIONS, SALES OF ASSETS AND
       ACQUISITIONS.

          Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, assign, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) (i) all or any substantial part of the assets (whether now owned or hereafter acquired) of the Company, either Guarantor or TAFSI, or (ii) the capital stock of either Guarantor or TAFSI, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person; provided, however, that the foregoing shall not prohibit:

          (a) sales of Permitted Investments for cash;

          (b) sales, transfers and other dispositions of used or surplus equipment, vehicles and other assets in the ordinary course of business (to the extent that the Company shall have complied with the provisions of Section 5.3);

          (c) sales of inventory in the ordinary course of business;

          (d) sales, transfers and other dispositions of Truckstops and the related assets for at least the then-current fair market value of such assets (other than any such sales, transfers and other dispositions permitted under subsection (g) below), with the related Net Cash Proceeds being applied in accordance with the provisions of Section 5.3 and the definition of the term "PREPAYMENT EVENT," if (i) the aggregate number of Truckstops so sold, transferred or disposed of pursuant to this subsection (d) shall not exceed ten since the Closing Date, (ii) the aggregate amount of Net Cash Proceeds received by the Company in respect of such sales, transfers and dispositions pursuant to this subsection (d) shall not exceed $30,000,000 since the Closing Date, (iii) the consideration received in any such transaction shall consist of immediately available funds in an amount equal to at least 75% of the then-current fair market value of the applicable asset(s) (with any instrument evidencing consideration in other than immediately available funds being pledged to the Collateral Agent as Collateral pursuant to the Pledge Agreement), (iv) no Default or Event of Default shall have occurred and be continuing and no such event shall occur as the result of such proposed transaction and (v) prior to any such proposed transaction, each holder of a Note and the Collateral Agent shall have received a certificate of a Financial Officer of the Company describing the proposed transaction (including the consideration to be received) and certifying as to the compliance with the foregoing provisions on a prospective basis;

          (e) sublicenses by the Company, either Guarantor or TAFSI to Franchisees and Network Operators, if any, of the trademarks and servicemarks owned by the Company, such Guarantor or TAFSI;

          (f) sales, transfers and other dispositions of any portion of a Mortgaged Property in connection with the development of such property as permitted in, and in accordance with, the provisions of Section 10 of the Guarantee Agreement;

          (g) sales, transfers and other dispositions of the parcels of real estate listed on Schedule 7.5(g) (which Schedule may be amended by the Company from time to time to substitute another parcel of real estate for any parcel of real estate that is then listed on such Schedule and has not been sold, transferred or otherwise disposed of on or prior to the date of such substitution) and the related Truckstop assets, with the related Net Cash Proceeds being applied in accordance with the provisions of Section 5.3 and the definition of the term "Prepayment Event";

          (h) in the case of the Guarantors and TAFSI, (i) the acquisition of assets from, or shares or other equity interests in, any person in connection with a Permitted Business Acquisition or a Permitted Joint Venture and (ii) the merger of any person with and into one of the Guarantors as required by the definition of the term "Permitted Business Acquisition;"

          (i) leases permitted by Section 7.8;

          (j) sales of assets in connection with Sale and Leaseback Transactions permitted by Section 7.3; and

          (k) any sale, transfer or other disposition of any asset by a Guarantor to TAFSI or the other Guarantor or by TAFSI to a Guarantor provided that the aggregate fair market value of all assets transferred to TAFSI by the Guarantors does not exceed $3,000,000.

7.6.   DIVIDENDS AND DISTRIBUTIONS.

          (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose except that (i) each Guarantor and TAFSI may declare and pay dividends or make other distributions to the Company, and (ii) the Company may declare and pay dividends or make other distributions to repurchase or redeem Common Stock (A) from officers, directors or employees of the Company who are no longer employed by the Company so long as no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to such payment, repurchase or redemption and the aggregate amount of such dividends and other distributions (1) during any fiscal year shall not exceed $1,000,000 and (2) since the Closing Date shall not exceed $3,000,000, plus, in each case, the proceeds of any resale of such Common Stock to other or new employees, directors or officers of the Company made prior to or within 180 days after such repurchases or redemptions and (B) from Operators, so long as the aggregate amount of such repurchases since the Closing Date shall not exceed $15,000,000.

          (b) Permit its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its capital stock or any other interest or (ii) make or repay any loans or advances to the Company other than any (A) consensual encumbrances or restrictions set forth in the Credit Agreement or the Subordinated Note Indenture and (B) consensual encumbrances or restrictions that are incurred in connection with any Refinancing Indebtedness provided that such encumbrances or restrictions are no more onerous than the encumbrances and restrictions described in clause (A) above.

7.7.   TRANSACTIONS WITH AFFILIATES.

          Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Company, each Guarantor and TAFSI may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions no less favorable to the Company, such Guarantor or TAFSI, as the case may be, than could be obtained on an arm's-length basis from unrelated third parties, provided that the foregoing shall not restrict (a) any transaction listed on Schedule 7.7 or (b) any transaction with an Affiliate expressly permitted by this Agreement (including transactions expressly permitted by Section 7.2, 7.4, 7.5 or 7.6).

7.8.   BUSINESS OF COMPANY, THE GUARANTOR AND TAFSI.

          (a) In the case of the Company, (i) engage at any time in any business or business activity other than (a) the ownership of all the outstanding capital stock of each Guarantor and TAFSI, together with the activities directly related thereto, (B) the exercise of its rights and the performance of its obligations under or contemplated by the Transaction Documents and (c) actions required by law to maintain its status as a corporation.

          (b) In the case of a Guarantor,

               (i) engage at any time in any activities other than the business currently conducted by it and business activities reasonably incidental thereto (including the operation of restaurants) on Truckstop premises, or

               (ii) lease any Truckstop to a third-party operator, or engage any third party operator to operate any Truckstop, or otherwise cease to conduct directly the operation of any Truckstop (other than in connection with a sale of such Truckstop in accordance with Section 7.5); provided, however, that such Guarantor may lease Truckstops to credit- worthy third-party operators with experience in the operation of similar facilities who shall at the time become Franchisees if (A) in each case the lease shall (I) provide for payment of rent and all other material amounts payable thereunder at rates at least equal to the fair market rental value as a full service truckstop facility (using for such purpose the highest number resulting at the time from at least three standard methods of determining fair market rental value), as of the date such lease is executed by such Guarantor, of the entire premises covered by such lease for the term thereof, including any renewal options, (II) require the lessee to use and operate the Truckstop in a manner consistent with industry standards from time to time for the operation of similar facilities (and in any event in compliance with the applicable Franchise Agreement), (III) have a term not longer than ten years, except that such lease may be renewed for a period of up to ten years, or successive periods of up to ten years each, if such lease shall provide for payment of rent and all other material amounts payable thereunder at rates reasonably believed by such Guarantor, as of the date such lease is entered into, to be the fair market rental value (determined as aforesaid) of the entire premises covered by such lease for each such period, (IV) contain provisions consistent with and not in conflict with any term, condition, covenant or agreement contained in any Financing Document, (V) require the lessee to deliver estoppel certificates to the Collateral Agent in compliance with clause (D) below, (VI) provide that such lease is subject and subordinate in all respects to the applicable Mortgage and may be terminated by such Guarantor in case of a default under or termination of the applicable Franchise Agreement and (VII) constitute an "OPERATING LEASE" (not a financing lease) for all purposes, (B) in each case, such Guarantor shall have delivered to the holders of the Notes, reasonably in advance of the execution and delivery thereof, copies of such lease and all other agreements to be entered into by such Guarantor in connection therewith, (C) such Guarantor shall have delivered to the holders of the Notes within 30 days of a request therefor by the holders of the Notes, an estoppel certificate of any lessee in form and substance satisfactory to the Required Holders, (D) in each case, such Guarantor, at its expense, take such action as shall be necessary or as shall be reasonably requested by the Required Holders and the Collateral Agent to assign to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in its rights under such lease and other agreements, including the execution, delivery and recording of an assignment of leases and rents substantially in the form included in Exhibit C, (E) on the date of such lease the pro forma Interest Expense Coverage Ratio in respect of the period of four fiscal quarters ending with the last full fiscal quarter immediately preceding such date (giving effect to the entering into of such lease as if it had been entered into on the first day of such period but not giving effect to any transfer to the lessee of the obligation to make capital expenditures that were made by such Guarantor), shall be equal to or greater than the Interest Expense Coverage Ratio for such period, (F) after giving effect to the entering into of such lease, no Default or Event of Default shall have occurred and be continuing and there shall have been no decrease in Consolidated Net Worth, (G) the consideration to such Guarantor from the lessee in connection with such lease (including without limitation any franchise fee and consideration for the sale of inventory or other assets relating to such Truckstop) shall be paid in cash and, in the case of assets, shall equal the greater of (x) the then-current fair market value of such assets and (y) the book value of such assets as reflected on such Guarantor's financial statements at such time, (H) the lessee shall be an Accredited Lessee (as below defined), (I) the lessee shall not be a lessee or operator of more than three Truckstops leased by the Guarantors pursuant to this Section 7.8 (provided that no more than ten persons may be lessee of more than one Truckstop leased pursuant to this Section 7.8 and no more than five persons may be lessee of more than two Truckstops leased pursuant to this Section 7.8), (J) such lease shall prohibit the lessee from mortgaging such lessee's leasehold interest in the Truckstop or such lease, (K) the rent payable at a fixed or contractual rate under such lease shall equal or exceed 70% of the total rent payable under such lease assuming such lease had been entered into on the first day of the period of four consecutive fiscal quarters ending with the last full fiscal quarter immediately preceding the date of such lease and (L) promptly after execution of such lease, an executed copy of such lease and a certificate of an officer of the Company certifying that such lease complies with the provisions of this Section 7.8 shall be delivered to the holders of the Notes; and provided, further, that such Guarantor may
     (i) enter into extensions, renewals and replacements of leases permitted pursuant to Section 7.2(a) and (ii) lease or sublease retail space and office space at any Truckstop to the extent permitted pursuant to Sections 7.2(k) and (l).

As used in clause (ii) above, "ACCREDITED LESSEE" shall mean with respect to a proposed lessee:

               (1) in case the proposed lessee is a franchisee of a Guarantor who has, for at least two years prior to the proposed lease, been in compliance with all requirements of such lessee's franchise agreement or franchise agreements with such Guarantor,

                    (A) if such lessee is not a lessee of any other Truckstop pursuant to this Section 7.8, an "ACCREDITED INVESTOR" within the meaning of paragraph (a)(5), (a)(6) or a (8) of Rule 501 under the Securities amended Act of 1933, as amended,

                    (B) if such lessee is (after giving effect to the proposed lease) a lessee of two Truckstops pursuant to this Section 7.8, an "ACCREDITED INVESTOR" as aforesaid, except that for purposes of paragraph (a)(6) of said Rule 501, the individual and joint income requirements shall be $400,000 and $600,000, respectively, and

                    (C) if such lessee is (after giving effect to the proposed lease) a lessee of three Truckstops pursuant to this Section 7.8, an "ACCREDITED INVESTOR" as aforesaid, except that for purposes of paragraph (a)(5) of said Rule 501, the net worth requirement shall be $1,500,000 and for purposes of paragraph (a)(6) of said Rule, the individual and joint income requirements shall be $600,000 and $900,000, respectively; and


               (2) in case the proposed lessee is not a franchisee of either Guarantor or, in case the proposed lessee is such a franchisee but has not been such for at least two years in compliance with such lessee's franchise agreement or franchise agreements as described in clause (1) above,

                    (A) if such lessee is not a lessee of any other Truckstop pursuant to this Section 7.8, an "ACCREDITED INVESTOR" within the meaning of paragraphs (a)(5) and (a)(6) of said Rule 501 or a partnership or other entity in which each of the equity owners constitutes an "ACCREDITED INVESTOR" within the meaning of both such paragraphs of said Rule,

                    (B) if such lessee is (after giving effect to the proposed lease) a lessee of two Truckstops pursuant to this Section 7.8, a person meeting the requirements of subclause (A) above, except that for purposes of paragraph (a)(6) of said Rule 501, the individual and joint income requirements shall be $400,000 and $600,000, respectively, and

                    (C) if such lessee is (after giving effect to the proposed lease) a lessee of three Truckstops pursuant to this Section 7.8, a person meeting the requirements of subclause (A) above, except that for purposes of paragraph (a)(5) of said Rule 501, the net worth requirement shall be $1,500,000 and for purposes of paragraph (a)(6) of said Rule, the individual and joint income requirements shall be $600,000 and $900,000, respectively.

          (c) In the case of TAFSI, (i) engage in any activities other than the franchising of auto/truckstops and activities incidental thereto in accordance with its past practice, (ii) own or acquire any material assets (other than assets under the Franchise Agreements) or (iii) incur any material liabilities (other than liabilities under the Transaction Documents and Franchise Agreements).

7.9.   LIMITATIONS ON DEBT PREPAYMENTS.

          (a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds with respect to any Indebtedness for borrowed money (including, in the case of the Company, the Subordinated Notes) other than the Notes; provided, however, that the foregoing shall not prevent the Company from (i) making any payment pursuant to Section 2.12 or 2.13 of the Credit Agreement,
(ii) refinancing Indebtedness under the Credit Agreement or the Subordinated Notes pursuant to, and in accordance with, the provisions of Section 7.1(g) or
(h), respectively (whereupon this Section 7.9 shall apply to the Indebtedness incurred in connection with any such refinancing) or (iii) prepaying or otherwise refinancing any Indebtedness permitted in Section 7.1(i), 7.1(j), 7.1(l) or 7.1(m). Without limiting the foregoing, neither the Credit Agreement nor the Subordinated Note Indenture nor any document in respect of Credit Agreement Refinancing Indebtedness or Subordinated Note Refinancing Indebtedness shall prevent the Company from electing to apply to the optional prepayment of Notes from time to time pursuant to Section 5.2 in an aggregate amount (allocable to principal and Make-Whole Premium or Break Funding Cost, as the case may be) in each case at least equal to the Pro Rata Share of the holders of the Notes in respect of each optional prepayment of the Term Loans pursuant to
Section 2.12 of the Credit Agreement (or the analogous provision in respect of Credit Agreement Refinancing Indebtedness).

          (b) Permit any amendment or modification to the terms of any Subordinated Note, any Subordinated Note Guarantees or the Subordinated Note Indenture if the effect of such amendment or modification is to impose additional or increased scheduled or mandatory repayment, retirement, repurchase or redemption obligations in respect of the Indebtedness evidenced by such notes or to require any scheduled or mandatory payment to be made in respect of such notes prior to the date that such payment would otherwise be due; or permit any amendment or modification to the terms of the Credit Agreement or any agreement relating to Refinancing Indebtedness unless made in compliance with Section 7.04 of the Intercreditor Agreement (or the analogous provision of any successor thereto).

7.10.  AMENDMENT OF CERTAIN DOCUMENTS AND SUBORDINATED NOTES.

          (a) Permit any termination of, or any amendment or modification that is adverse in any material respect to the interests of the holders of the Notes to, (i) the Certificate of Incorporation of the Company, either Guarantor or TAFSI, (ii) the By-laws of the Company, either Guarantor or TAFSI, (iii) the Subordinated Notes, the Subordinated Note Guarantees and the Subordinated Note Indenture, (iv) the Asset Purchase Agreements, (v) the Environmental Agreements and (vi) the Ancillary Agreements, in each case without the prior written consent of the Required Holders.

          (b) Without limiting the generality of the foregoing, with respect to the Subordinated Notes, the Subordinated Note Guarantees and the Subordinated
Note Indenture, it is understood that (i) any increase in the interest, fees or other amounts payable in connection therewith, (ii) any amendment that imposes additional covenants or events of default or makes more restrictive the covenants or events of default contained therein or (iii) any amendment that renders the subordination provisions contained therein less favorable to the Noteholder shall in each case require the consent of the Required Holders.

7.11.  LIMITATION ON LEASES.

          Create or suffer to exist any obligations on the part of the Company of any of its Subsidiaries for the payment of rents for any property under leases or agreements to lease, except, in the case of either Guarantor:

          (a) (i) leases (other than leases of real property) of such Guarantor entered into in the ordinary course of business and in existence on the date hereof having annual lease payments of less than $250,000 and (ii) leases of such Guarantor in existence on the date hereof and listed on Schedule 7.11(a) (and any extensions, renewals or replacements of such leases, provided that the annual lease payment under any such extension, renewal or replacement shall be no greater than the fair market rental value of the leased property, as of the date of such extension, renewal or replacement for the term of such extension, renewal or replacement);

          (b) operating leases entered into after the date hereof by such Guarantor as lessee (i) in the ordinary course of business in a manner and to an extent consistent with historical practices of the Network as of the date hereof and (ii) in connection with Sale and Leaseback Transactions permitted by Section 7.3, provided that the aggregate annual lease payments under all such leases shall not exceed $10,000,000;

          (c) Capital Lease Obligations incurred by such Guarantor to finance the acquisition of equipment and other property, provided that (i) the aggregate of (A) all such Capital Lease Obligations and (B) all purchase money

Indebtedness permitted pursuant to Section 7.1(c) shall not exceed $15,000,000 at any time outstanding, (ii) each Capital Lease Obligation at the time of its incurrence shall have an average life to maturity greater than the average life to maturity of the Notes, (iii) none of the related leases shall contain financial covenants and (iv) for purposes of Section 7.13, the amount of such aggregate annual rental payments shall be deemed to be Capital Expenditures in the year in which they are incurred; and

          (d) any fair-market-value leases entered into by such Guarantor in connection with the relocation of its offices.

7.12.  SUBSIDIARIES.

          After giving effect to the Recapitalization and the Transactions, in the case of the Company, have any direct or indirect Subsidiaries other than the Guarantors, TAFSI and any Permitted Joint Venture that is a direct or indirect Subsidiary of the Company. Each of the Guarantor and TAFSI shall remain a wholly owned Subsidiary of the Company.

7.13.  CAPITAL EXPENDITURES.

          (a) Make or permit Capital Expenditures during any fiscal year, commencing with the fiscal year ending December 31, 1997, to exceed $25,000,000; provided, however, that the amount of permitted Capital Expenditures in any fiscal year shall be increased by (i) an amount equal to 50% of the excess of
(A) consolidated EBITDA for the immediately preceding fiscal year over (B) $64,000,000 and (ii) the lesser of (A) 25% of the total amount of permitted Capital Expenditures for the immediately preceding fiscal year (including amounts permitted as a result of the application of clause (i) but excluding any unused Capital Expenditures carried forward to such preceding year) and (B) the total amount of unused permitted Capital Expenditures for the immediately preceding fiscal year (excluding any unused Capital Expenditures carried forward to such preceding year). Notwithstanding the foregoing, the aggregate amount of Capital Expenditures permitted in any fiscal year shall not exceed $35,000,000.

          (b) (i) Permit Transition Capital Expenditures to exceed (A) $50,000,000 during any fiscal year (commencing with the fiscal year ending December 31, 1997), or (ii) $140,000,000 during the term of this Agreement or
(ii) permit the aggregate purchase consideration in connection with Permitted Business Acquisitions that, pursuant to Section 7.4(g), constitute Transition Capital Expenditures to exceed $25,000,000 during the term of this Agreement.

7.14.  CONSOLIDATED NET WORTH.

          Permit Consolidated Net Worth at any time to be less than $90,000,000, plus, without duplication, (a) 50% of Net Income for each fiscal quarter (beginning with the fiscal quarter ending June 30, 1997) for which Net Income is positive, plus (b) 100% of the Net Cash Proceeds of any primary offering of equity securities consummated by the Company or either Guarantor after the Closing Date, plus (c) 100% of any capital contribution made to the Company or either Guarantor after the Closing Date by any holder of its respective capital stock (without duplication), minus (d) amounts paid to repurchase or redeem Common Stock of the Company from Operators as permitted by Section 7.06(a)(ii).

7.15.  CURRENT RATIO.

          Permit on the last day of any fiscal quarter the ratio of Current Assets to Current Liabilities to be less than 1.50 to 1.00.

7.16.  INTEREST EXPENSE COVERAGE RATIO.

          (a) Permit the Interest Expense Coverage Ratio for any fiscal year ending on a date indicated below to be less than the ratio set forth opposite such date:



     FISCAL YEAR                             RATIO
     -----------                             -----
     December 31, 1997                       1.50
     December 31, 1998                       1.75
     December 31, 1999                       2.00
     December 31, 2000                       2.25
     December 31, 2001                       2.50
     December 31, 2002                       2.75
     December 31, 2003                       3.00
     December 31, 2004.                      3.25

          (b) Incur Indebtedness if, after giving effect to the incurrence of such Indebtedness, the Interest Expense Coverage Ratio determined on the last day of the most recently completed period of four consecutive fiscal quarters for such period (or in the case of any fiscal quarter ending prior to March 31, 1998, for the period commencing April 1, 1997 and ending on the last day of such fiscal quarter), as if such Indebtedness had been incurred at the beginning of such period, would be less than 1.00 to 1.00.

7.17.  LEVERAGE RATIO.

          Permit the Leverage Ratio on any date during any fiscal quarter ending on the last day of or during any period indicated below to be in excess of the ratio set forth opposite such period:


FROM AND INCLUDING:       TO AND INCLUDING:            RATIO:
------------------        ----------------             -----
July 1, 1997              June 30, 1998                5.50 to 1.00
July 1, 1998              December 31, 1998            5.25 to 1.00
January 1, 1999           December 31, 1999            4.75 to 1.00
January 1, 2000           December 31, 2000            4.50 to 1.00
January 1, 2001           December 31, 2001            3.75 to 1.00
January 1, 2002           December 31, 2002            3.25 to 1.00
January 1, 2003           December 31, 2003,           3.00 to 1.00
                          and thereafter

8.     INVESTMENT OF CERTAIN ESCROWED AMOUNTS.

          The Company also covenants and agrees that, so long as any of the Notes shall remain outstanding, in the event that the Company or a Guarantor deposits money with the Collateral Agent, or such money is received directly by the Collateral Agent, pursuant to or in connection with (a) the definition of the term "PREPAYMENT EVENT" (in connection with any deposit of Net Cash Proceeds pending any permitted application of such money contemplated by such definition (other than with respect to any Mortgaged Property Casualty or Condemnation governed by Section 9 of the Guarantee Agreement)) or (b) Section 9 of the Guarantee Agreement (in connection with any Mortgaged Property Casualty or Condemnation), the Company understands and agrees that (i) such amounts shall be held as Collateral for the payment of the Obligations in separate escrow accounts (or sub-accounts of a single escrow account) with the Collateral Agent for the benefit of the Secured Parties, (ii) the Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts (or sub-accounts), (iii) other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest, (iv) interest or profits, if any, on such investments shall accumulate in such accounts (or sub-accounts) and (v) amounts held in such accounts (or sub-accounts) shall be released or applied (A) in the case of Section 9 of the Guarantee Agreement, as provided in (and subject to the provisions of) such Section and (B) in all other cases, upon the demand by the Company or the applicable Guarantor in connection with the Company's or such Guarantor's reinvestment of such amounts within the specified period of time in accordance with the definition of the term "Prepayment Event".

          Nothing in this Section 8 shall prevent the Collateral Agent from applying at any time all or any part of the amounts on deposit in the above-contemplated accounts (or subaccounts) to the curing of any Event of Default in accordance with the Intercreditor Agreement. The provisions of this
Section 8 are subject to the provisions of the Intercreditor Agreement.

9.     DEFINITIONS.

9.1.   DEFINITIONS.

          Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below:

          "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "ANCILLARY AGREEMENTS" shall mean the TA Ancillary Agreements and the National Ancillary Agreements.

          "ASSET PURCHASE AGREEMENTS" shall mean the TA Asset Purchase Agreement and the National Asset Purchase Agreement.

          "AVAILABLE PROCEEDS" shall have the meaning ascribed in Section 5.3.

          "BREAK FUNDING COST" shall mean, as a consequence of the receipt for any reason (including a prepayment pursuant to Section 5.2, 5.3 (after giving effect to the provisions of Section 5.3(e)) or 5.4 or acceleration pursuant to
Section 10.1 of payment on account of all or any part of any Floating Rate Note prior to the last day of the applicable Interest Period therefor, an amount as in the good faith determination of the holder of such Floating Rate Note will compensate such holder for (a) any actual loss or reasonable expense incurred (other than any lost profits) by such holder and (b) an amount equal to the excess, if any, of (i) such holder's cost of obtaining the funds for the principal amount of such Floating Rate Note in respect of which such holder has received payment (assumed to be the LIBOR Rate applicable thereto) for the period from and including the date of such payment to but excluding the last day of the applicable Interest Period over (ii) the amount of interest that would be realized by such holder in reemploying the funds so paid for such period. A certificate of a holder of Floating Rate Notes setting forth in reasonable detail any amount or amounts that such holder is entitled to receive as Break Funding Cost shall be delivered to the Company and shall be conclusive as to the Floating Rate Note held by such holder absent manifest error.

          "BUSINESS DAY" shall mean any day (other than a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

          "CAPITAL EXPENDITURES" shall mean, for any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and equipment and other capital expenditures on a consolidated statement of cash flows for the Company during such period (including the amount of assets leased under any Capital Lease Obligation). Notwithstanding the foregoing, the term "CAPITAL EXPENDITURES" shall not include (a) capital expenditures in respect of the reinvestment of sales proceeds, insurance proceeds and condemnation proceeds received by the Company or its Subsidiaries in connection with the sale, transfer or other disposition of the Company's or its Subsidiaries' business units, assets or properties, if (as contemplated in the definition of the term "PREPAYMENT EVENT") such reinvestment (including, in the case of insurance proceeds, reinvestment in the form of restoration or replacement of damaged property) shall have resulted in the event giving rise to the receipt of such amounts not being considered a Prepayment Event as contemplated in the definition of such term, or (b) Transition Capital Expenditures made during such period.

          "CAPITAL LEASE OBLIGATIONS" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "CASH INTEREST EXPENSE" shall mean, for any period, the interest expense (net of interest income) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding (a) any fees and expenses payable or amortized during such period by the Company and its Subsidiaries in connection with the Transactions and (b) any interest on the Subordinated Notes not paid in cash prior to the maturity of the Subordinated Notes. For purposes of the foregoing, interest expense (net of interest income) shall be determined after giving effect to any net payments made or received by the Company with respect to Rate Protection Agreements.

          "CASUALTY" shall have the meaning ascribed in Section 9 of the Guarantee Agreement.

          "CERCLA" shall have the meaning ascribed in the definition of the term "ENVIRONMENTAL AND SAFETY LAWS."

          A "CHANGE IN CONTROL" shall be deemed to have occurred if:

          (a) any person or Group (as below defined) other than (i) the Institutional Equity Investors (including the First Boston Entities (as below defined)) or (ii) the Management Investors and their Permitted Transferees (as set forth in Section 2(b) of the Stockholders Agreement), shall directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, have the ability to elect a majority of the board of directors of the Company;

          (b) (i) the Institutional Equity Investors (including the First Boston Entities) or (ii) the First Boston Entities, respectively, in the aggregate cease to own, directly or indirectly, beneficially and of record, shares representing at least 65% of the aggregate ordinary voting power represented by the shares of capital stock of the Company held by such persons on the date hereof, provided that such 65% shall be reduced by the dilution suffered by such persons solely as a result of issuances by the Company after the Closing Date of additional shares of capital stock having ordinary voting power (A) for fair value for cash to non- Affiliates of the applicable parties under clause (i) or (ii) above, as the case may be, or
     (B) to its employees to the extent that such additional shares of capital stock issued to such employees do not at any time exceed 15% of the then outstanding capital stock having ordinary voting power;

          (c) any person or Group, other than the Institutional Equity Investors (including the First Boston Entities), owns (directly or indirectly, beneficially or of record) issued and outstanding voting stock of the Company representing more than the lesser at any time of (i) 35% of the aggregate ordinary voting power represented by issued and outstanding capital stock of the Company and (ii) the percentage of the aggregate ordinary voting power represented by the shares owned directly or indirectly, beneficially or of record, by the Institutional Equity Investors (including the First Boston Entities) at such time;

          (d) a majority of the seats (other than vacant seats) on the board of directors of the Company shall at any time be occupied by persons who were neither (i) nominated by the Institutional Equity Investors (including the First Boston Entities) or the Management Investors and their Permitted Transferees nor (ii) elected by directors so nominated;

          (e) any "CHANGE IN CONTROL" (as such term is defined in the Credit Agreement and in the Subordinated Note Indenture) shall have occurred by reason of facts or circumstances not otherwise constituting a Change in Control hereunder (unless the event of default under the Credit Agreement resulting from such Change in Control has been waived pursuant to the Credit Agreement; provided that if any consideration for such waiver has been paid to the Lenders, then an amount bearing the same relation to the aggregate unpaid principal amount of Notes at the time outstanding as the amount of such consideration bears to the outstanding principal amount of Indebtedness under the Credit Agreement shall be allocated and paid concurrently to the holders of the Notes in proportion to the respective unpaid principal amounts held by each such holder);

          (f) the Company ceases to own and control directly, of record and beneficially, all of the issued and outstanding capital stock of each Guarantor and TAFSI, free and clear of all Liens (other than Liens created under the Pledge Agreement); or

          (g) either Guarantor or TAFSI issues any class of capital stock (or security convertible into its capital stock) that is not pledged to the Collateral Agent for the ratable benefit of the Secured Parties.

For purposes of clause (b) above the Convertible Preferred Stock and the Senior Convertible Participating Preferred Stock shall be deemed to constitute capital stock with ordinary voting power, and for purposes of clauses (a), (c) and (d) above an Institutional Equity Investor shall be deemed to own all shares of the Company having ordinary voting power in respect of which such Institutional Equity Investor or First Boston Entity shall hold the irrevocable general proxy of the holder of such shares in respect of such shares. For purposes of this definition: the "FIRST BOSTON ENTITIES" shall mean Credit Suisse First Boston Corporation, The Clipper Group, L.P., Clipper Capital Associates, L.P., Clipper/Merchant I, L.P., Merchant Truckstops, L.P. and their Affiliates and any of their designees on the Closing Date; and "GROUP" shall mean a group within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof.

          "CLOSING DATE" shall have the meaning ascribed in Section 2.

          "CODE" shall mean the Internal Revenue Code of 1986, or any successor statute thereto, as the same may be amended from time to time.

          "COLLATERAL" shall mean all the "COLLATERAL" as defined in any Security Document and shall also include the Lockbox Collateral and the Mortgaged Properties.

          "COLLATERAL ACCOUNT" shall have the meaning given such term in the Collateral Account Agreement.

          "COLLATERAL ACCOUNT AGREEMENT" shall mean the Collateral Account Agreement, substantially in the form of Exhibit J, between the Company and the Collateral Agent for the benefit of the Secured Parties.

          "COLLATERAL AGENT" shall mean The Chase Manhattan Bank, as Collateral Agent under the Intercreditor Agreement, the Security Documents and the Guarantee Agreement.

          "COLLATERAL ASSIGNMENT" shall have the meaning ascribed in Section
1.5.

          "COMMON STOCK" shall have the meaning ascribed in Section 4.19.

          "CONDEMNATION PROCEEDS" shall have the meaning ascribed in Section 9 of the Guarantee Agreement.

          "CONFIDENTIAL INFORMATION MEMORANDUM" shall mean the Confidential Information Memorandum of the Company dated February 1997.

          "CONSOLIDATED NET WORTH" shall mean, at any date, on a consolidated basis for the Company and its Subsidiaries, (a) the sum of (i) common stock taken at par or stated value, (ii) preferred stock (other than preferred stock that is mandatorily redeemable on or prior to the first anniversary of the latest final maturity of the then outstanding Notes) taken at its liquidation value, (iii) capital surplus relating to common stock and (iv) retained earnings (or deficit) at such date minus (b) the sum of treasury stock at such date (other than treasury stock repurchased pursuant to Section 7.6), all determined in accordance with GAAP and after giving effect to all adjustments required thereby, but excluding any adjustments required by purchase accounting.

          "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

          "CONVERTIBLE PREFERRED STOCK" shall mean the Series I Preferred Stock and the Series II Preferred Stock.

          "CREDIT AGREEMENT" shall mean the Credit Agreement dated the date hereof by and among the Company, the Lenders party thereto and The Chase Manhattan Bank, as agent for said Lenders, as amended, modified or supplemented in accordance with the provisions of this Agreement. After the incurrence of any Credit Agreement Refinancing Indebtedness, the term "CREDIT AGREEMENT" shall include all agreements (or comparable documents, such as loan agreements or indentures) entered into by the Company in connection with the sale or issuance of such refinancing Indebtedness.

          "CREDIT AGREEMENT DOCUMENTS" shall mean the Credit Agreement, the Security Documents, the Intercreditor Agreement and the Guarantee Agreement.

          "CREDIT AGREEMENT REFINANCING INDEBTEDNESS" shall mean any Indebtedness incurred by the Company as contemplated by Section 7.1(g) in connection with the refinancing of Indebtedness under the Credit Agreement.

          "CURRENT ASSETS" as of any date shall mean the total assets that would properly be classified as current assets of the Company and its Subsidiaries on a consolidated basis as of such date in accordance with GAAP.

          "CURRENT LIABILITIES" as of any date shall mean the total liabilities that would properly be classified as current liabilities (other than the current portion of Funded Debt) of the Company and its Subsidiaries on a consolidated basis as of such date in accordance with GAAP.

          "DECLINED AMOUNTS" shall have the meaning ascribed in Section 5.3.

          "DEFAULT" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

          "DOLLARS" or "$" shall mean lawful money of the United States.

          "EBITDA" with respect to the Company and its Subsidiaries for any period shall mean the sum of (a) Net Income for such period, (b) all Federal, state, local and foreign income taxes deducted in determining such Net Income,
(c) interest expense deducted in determining such Net Income, (d) depreciation, amortization and other noncash charges deducted in determining such Net Income and (e) to the extent deducted from such Net Income with respect to any fiscal quarter ending on or prior to December 31, 2000, transition costs paid during such period, provided that the aggregate amount of all transition costs incurred after the Closing Date and permitted to be added back to Net Income pursuant to this definition shall not exceed $11,000,000. For purposes of calculating the Interest Expense Coverage Ratio, "EBITDA" shall not include the gain on the initial sale of assets to any lessee in connection with the leasing of any Truckstop in accordance with Section 7.8.

          "ENVIRONMENTAL AGREEMENTS" shall mean (a) the Environmental Agreement entered into as of July 22, 1993, among BP Exploration & Oil Inc., TA and certain other parties, as amended by Amendment No. 1 thereto dated December 9,

1993, and by the letter agreement dated as of December 9, 1993, and as further amended, modified or supplemented in accordance with the provisions of Section
7.10 and (b) the Environmental Agreement dated as of November 23, 1992, between Union Oil Company of California and National, as amended, modified or supplemented in accordance with the provisions of Section 7.10.

          "ENVIRONMENTAL AND SAFETY LAWS" shall mean any and all applicable current and future treaties, laws, regulations, enforceable requirements, binding determinations, orders, decrees, judgments, injunctions, permits, approvals, authorizations, licenses, permissions, notices or binding agreements issued, promulgated or entered by any Governmental Authority, relating to the environment, to employee health or safety as it pertains to the use or handling of, or exposure to, Hazardous Substances, to preservation or reclamation of natural resources or to the management, release or threatened release of contaminants or noxious odors, including the Hazardous Materials Transportation Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, the Clean Air Act of 1970 (to the extent it pertains to the use or handling of, or exposure to, Hazardous Substances), as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1970, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the Safe Drinking Water Act of 1974, as amended, and any similar or implementing state or local laws, and all amendments or regulations promulgated thereunder.

          "ENVIRONMENTAL CLAIM" shall mean any written notice of any Governmental Authority alleging potential liability for damage to the environment or by any person alleging potential liability for personal injury (including sickness, disease or death), in either case, resulting from or based upon (a) the presence or Release (including intentional and unintentional, negligent and nonnegligent, sudden or nonsudden, accidental or nonaccidental leaks or spills) of any Hazardous Substance at, in or from the property, whether or not owned or leased by the Company or a Guarantor or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental and Safety Laws.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, or any successor statute, together with the regulations thereunder, as the same may be amended from time to time.

          "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) that was, is or hereafter becomes, a member of a group of which the Company is a member and which is treated as a single employer under Section 414 of the Code.

          "EVENT OF DEFAULT" shall have the meaning ascribed in Section 10.1.

          "EXCESS CASH FLOW" shall mean, for any period, the consolidated Net Income of the Company and its Subsidiaries during such period plus, without duplication, (a)(i) the aggregate amounts deducted in determining such Net Income in respect of all deferred charges and depreciation, amortization and other noncash charges (including any interest expense other than Cash Interest Expense), (ii) all noncash losses deducted in determining such Net Income, (iii) to the extent not included in such Net Income, the aggregate amount of all income tax refunds received during such period, (iv) the principal amount of any Indebtedness incurred or assumed pursuant to Section 7.1(c) during such period,
(v) the aggregate amount of Indebtedness with respect to Capital Lease Obligations incurred pursuant to Sections 7.1(d) and 7.11(c) during such period and (vi) the net negative change, if any, in Net Working Capital during such period MINUS (b)(i) all noncash gains and credits included in such Net Income,
(ii) scheduled required prepayments during such period of the principal of the Notes, (iii) scheduled payments during such period of the principal of Indebtedness permitted under Section 7.1 other than the Notes (including the Term Loans, the Refinancing Indebtedness and the Subordinated Notes), but only to the extent that such payments cannot by their terms be reborrowed or redrawn,
(iv) prepayments during such period of Term Loans and the Notes pursuant to
Section 2.12 of the Credit Agreement and Section 5.2, (v) the aggregate amount of Capital Expenditures and Transition Capital Expenditures of the Company and its Subsidiaries made and permitted hereunder during such period (other than the amount of such Transition Capital Expenditures that were financed during such period with funds released to the Company and its Subsidiaries from the Collateral Account), (vi) repayments during such period of the portion of Capital Lease Obligations of the Company and its Subsidiaries not allocable to Cash Interest Expense and (vii) the net positive change, if any, in Net Working Capital during such period, in each case determined in accordance with GAAP.

          "EXISTING INDEBTEDNESS" shall have the meaning ascribed in Section
1.2.

          "FINANCIAL OFFICER" of any corporation shall mean the chief financial officer, principal accounting officer, treasurer or controller of such corporation.

          "FINANCING DOCUMENTS" shall mean this Agreement, the other agreements referred to in Section 4.27, the Notes, the Intercreditor Agreement, the Security Documents, the Guarantee Agreement and the Indemnity and Subrogation Agreement.

          "FIRST PLAZA" shall mean the First Plaza Group Trust, a trust organized under the laws of the State of New York.

          "FIXED RATE NOTES" shall have the meaning ascribed in Section 1.3.

          "FLOATING RATE NOTES" shall have the meaning ascribed in Section 1.3.

          "FRANCHISE AGREEMENTS" shall mean the Franchise Agreements pursuant to which the Franchisees have or shall become franchisees of a Guarantor or TAFSI.

          "FRANCHISEE" shall mean each party who has executed, or will execute, a Franchise Agreement with a Guarantor or TAFSI.

          "FUNDED DEBT" as to any Person shall mean all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including without limitation all amounts of Funded Debt required to be paid or prepaid within one year from the date of its creation and, in the case of the Company, all Indebtedness in respect of the Loans and the Swingline Loans under the Credit Agreement.

          "GAAP" shall mean generally accepted accounting principles in the United States.

          "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "GUARANTEE" of or by any Person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "GUARANTEE" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "GUARANTEE AGREEMENT" shall have the meaning ascribed in Section 1.5.

          "GUARANTORS" shall have the meaning ascribed in Section 1.5.

          "HAZARDOUS SUBSTANCES" shall mean any toxic, radioactive, caustic or otherwise hazardous substance, material or waste, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics, including, without limitation, polychlorinated biphenyls ("PCBS"), asbestos or asbestos-containing material, and any substance, waste or material regulated under Environmental and Safety Laws.

          "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business in accordance with customary trade terms), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed by such person, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (j) all obligations of such person as an account party to reimburse any bank or any other person in respect of letters of credit and bankers' acceptances and (k) all obligations of such person in respect of fuel-supply hedging agreements and arrangements. The Indebtedness of any person shall include the Indebtedness of any partnership or joint venture in which such person is a general partner or member, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such person in respect thereof pursuant to provisions and terms reasonably satisfactory to the Required Holders.

          "INDEMNITY AND SUBROGATION AGREEMENT" shall mean the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit K, between the Company, the Guarantors and the Collateral Agent.

          "INSTITUTIONAL EQUITY INVESTORS" shall mean The Clipper Group, L.P., First Plaza, Credit Suisse First Boston Corporation, Barclays USA, Inc., Olympus Private Placement Fund, L.P., Clipper/Merchant I, L.P., Clipper Capital Associates, L.P., National Partners, L.P., National Partners II, L.P., National Partners III, L.P., UBS Capital Corporation, The Travelers Indemnity Company and The Phoenix Insurance Company and their respective Affiliates.

          "INSURANCE PROCEEDS" shall have the meaning ascribed in Section 9 of the Guarantee Agreement.

          "INTERCREDITOR AGREEMENT" shall have the meaning ascribed in Section 1.5; and from and after the incurrence of any Refinancing Indebtedness pursuant to Section 7.1(g), the term "INTERCREDITOR AGREEMENT" shall include any intercreditor agreement entered into in connection with the incurrence of such Refinancing Indebtedness.

          "INTEREST EXPENSE COVERAGE RATIO" shall mean with respect to the Company and its Subsidiaries on a consolidated basis, for any period, the ratio of (a) EBITDA for such period to (b) Cash Interest Expense for such period.

          "INTEREST PAYMENT DATE" shall mean (a) with respect to the Fixed Rate Notes, each June 30 and December 31 commencing on June 30, 1997 and (b) with respect to the Floating Rate Notes, each March 31 and September 30 commencing on September 30, 1997.

          "LEASEHOLD MORTGAGE" shall mean any Mortgage that is a leasehold or subleasehold mortgage.

          "LENDERS" shall have the meaning ascribed in the Credit Agreement. After the incurrence of any Credit Agreement Refinancing Indebtedness, the term "Lender" shall include all original lenders of such refinancing Indebtedness and their successors and assigns.

          "LETTERS OF CREDIT" shall have the meaning ascribed in the Credit Agreement.

          "LEVERAGE RATIO" shall mean on any date the ratio of (a) Total Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters most recently ended as of such date.

          "LIEN" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, assignment for security (whether collateral or otherwise), hypothecation, encumbrance, easement, restriction, covenant, lease, sublease, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement, or financing lease having substantially the same economic effect as any of the foregoing, relating to such asset, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities and (d) zoning or land use restrictions.

          "LOANS" shall have the meaning ascribed in the Credit Agreement and shall also include Swingline Loans and Letters of Credit. After the incurrence of any Credit Agreement Refinancing Indebtedness, the term "Loans" shall include all loans outstanding in respect of such refinancing Indebtedness.

          "LOCKBOX AGREEMENTS" shall have the meaning ascribed in Section 1.5.

          "LOCKBOX COLLATERAL" shall have the meaning ascribed in each of the Lockbox Agreements.

          "MAKE-WHOLE PREMIUM" shall mean, in connection with any prepayment of a Fixed Rate Note, the amount (but not less than zero) equal to the excess, if any, of


          (a) the sum of the Present Values (as hereinafter defined) of (1) the principal amount of such Note being prepaid (assuming the required prepayments pursuant to Section 5.1 and the principal balance of such Note payable upon maturity are paid when due) and (2) the amount of interest which would have been payable on each Interest Payment Date on the amount of such principal being prepaid (assuming the required prepayments pursuant to Section 5.1 and the principal balance of such Note payable upon maturity and interest payments are paid when due), OVER

          (b) the principal amount of such Note being prepaid.

For purposes of this definition, "PRESENT VALUE" shall be determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate per annum equal to the sum of the applicable Treasury Yield plus 0.50% (or 1.25% if such prepayment date is after December 9, 1998); and the "TREASURY YIELD" for such purpose shall be determined as of 10:00 A.M. New York City time on the third Business Day prior to the date of such prepayment by reference to the yields of those actively traded "ON THE RUN" United States Treasury securities having a maturity equal to the then-remaining weighted average life to maturity of such Note as reported by the Telerate Access Service page 7677 (ask side) or the equivalent page provided by Telerate Systems Incorporated (or any other nationally recognized publicly available on-line source of similar market data), provided that if such weighted average life to maturity is not equal to the maturity of an actively traded "ON THE RUN" United States Treasury security, such yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the yields as so reported of actively traded "ON THE RUN" Treasury securities having a maturity closest to such weighted average life to maturity . For purposes hereof, "ON THE RUN" United States Treasury securities refers to those United States Treasury securities which are most recently auctioned.

          "MANAGEMENT INVESTORS" shall mean the officers, directors or employees of the Company or its Subsidiaries who have purchased or will purchase Common Stock.

          "MARGIN STOCK" shall have the meaning given such term under Regulation G.

          "MATERIAL ADVERSE EFFECT" shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, or the material agreements of the Company and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Company, either of the Guarantors or TAFSI to perform any of its obligations under any Transaction Document to which it is or will be a party or (c) a material impairment of the rights of or benefits available to the Collateral Agent or the holders of Notes under any Financing Document.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          "MORTGAGED PROPERTIES" shall mean the owned real properties and leasehold and subleasehold interests of the Company and TAFSI specified on
Schedule 1.1(a).

          "MORTGAGES" shall have the meaning ascribed in Section 1.5.

          "MULTIEMPLOYER PLAN" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of
Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "NATIONAL" shall have the meaning ascribed in Section 1.1.

          "NATIONAL ANCILLARY AGREEMENTS" shall have the meaning assigned to the term "Ancillary Agreements" in the National Asset Purchase Agreement and shall include the Bill of Sale, the Assignment and Assumption Agreement, the Non-Competition Agreement, the Office Sublease, the Credit Card Agreement, the Trademark License Agreement, the Software License Agreement and the Services Agreement (each as defined in the National Asset Purchase Agreement).

          "NATIONAL ASSET PURCHASE AGREEMENT" shall mean the Asset Purchase Agreement dated as of November 23, 1992, between National and Union Oil Company of California, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

          "NATIONAL NETWORK" shall have the meaning ascribed in Section 1.1.

          "NATIONAL NOTES" shall have the meaning ascribed in Section 1.1.

          "NATIONAL PURCHASE AGREEMENTS" shall have the meaning ascribed in
Section 1.1.

          "NET CASH PROCEEDS" shall mean, with respect to any Prepayment Event or any issuance of equity of the Company or its Subsidiaries, (a) the gross cash proceeds (including insurance proceeds, condemnation awards and payments from time to time in respect of installment obligations, if applicable) received by or on behalf of the Company or any Subsidiary thereof in respect of such Prepayment Event or equity issuance, less (b) the sum of (i) in the case of a Prepayment Event, the amount, if any, of all taxes (other than income taxes) payable by the Company or any Subsidiary thereof in connection with such Prepayment Event and the Company's good-faith best estimate of the amount of all income taxes payable in connection with such Prepayment Event (to the extent that such amount shall have been set aside for the purpose of paying such income taxes), (ii) in the case of a Prepayment Event that is an asset sale or disposition, (A) the amount of any reasonable reserve established in accordance with GAAP against any liabilities associated with the assets sold or disposed of and retained by the Guarantor or any Subsidiary thereof, provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of a Prepayment Event occurring on the date of such reduction, and (B) the amount applied to repay any Indebtedness (other than the Term Loans and the Notes) to the extent such Indebtedness is required by its terms to be repaid as a result of such Prepayment Event and (iii) reasonable and customary fees, commissions and expenses and other costs paid by the Company or any Subsidiary thereof in connection with such Prepayment Event or equity issuance (other than those payable to the Company or any Affiliate of the Company (other than customary financial advisory fees payable to The Clipper Group, L.P. or its Affiliates, in connection therewith to the extent that such fees are no greater than the financial advisory fees that a third party could have obtained for the same services after negotiation at arm's length)), in each case only to the extent not already deducted in arriving at the amount referred to in clause (a).

          "NET INCOME" shall mean, for any period, the aggregate net income (or net deficit) of the Company and its Subsidiaries determined on a consolidated basis for such period, which shall be equal to gross revenues for the Company and its Subsidiaries determined on a consolidated basis during such period less the aggregate for the Company and its Subsidiaries determined on a consolidated basis during such period, without duplication, of (a) cost of goods sold, (b) interest expense, (c) operating expenses, (d) selling, general and administrative expenses, (e) taxes, (f) depreciation, depletion and amortization of properties and (g) any other items that are treated as expense under GAAP, all computed in accordance with GAAP; provided, however, that the term "NET INCOME" shall exclude, for all purposes other than for the purposes of calculating Consolidated Net Worth, (i) extraordinary gains and losses from the sale of assets other than in the ordinary course of business, (ii) one-time charges taken in connection with the Recapitalization and the other Transactions and (iii) any write-up in the value of any asset.

          "NET WORKING CAPITAL" shall mean, with respect to any Person and its Subsidiaries on a consolidated basis at any date, (a) the sum of inventory, current receivables (including trade receivables and current rent receivables) and prepaid expenses minus (b) the sum of accrued expenses payable and trade payables, as each of such items would appear on a consolidated balance sheet of such person and its Subsidiaries as of the date of determination in accordance with GAAP.

          "NETWORK" shall have the meaning ascribed in Section 1.1.

          "NETWORK OPERATOR" shall mean each independent auto/truckstop operator who will lease or sublease a Truckstop from either Guarantor.

          "NOTEHOLDERS" shall mean the Noteholder and the other noteholders listed in Schedule I hereto.

          "NOTE REFINANCING INDEBTEDNESS" shall mean any Indebtedness incurred by the Company as contemplated by Section 7.1(g) in connection with the refinancing of the Notes of either series.

          "NOTE REGISTER" shall have the meaning ascribed in Section 11.

          "NOTES" shall have the meaning ascribed in Section 1.3.

          "OBLIGATIONS" shall mean all obligations defined as "OBLIGATIONS" in the Guarantee Agreement and the Security Documents.

          "OFFERING MEMORANDUM" shall mean the Offering Memorandum of the Company dated March 24, 1997, relating to the Subordinated Notes, as amended, supplemented or otherwise modified from time to time.

          "OPERATORS" shall mean independent auto/truckstop operators who lease or sublease their facilities from National.

          "ORIGINAL NOTES" shall have the meaning ascribed in Section 1.1.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "PERFECTION CERTIFICATE" shall mean the Perfection Certificate, substantially in the form of Annex 2 to the Security Agreement, prepared by the Company.

          "PERMITTED BUSINESS ACQUISITION" shall mean any acquisition of assets from, or shares or other equity interests in, any Person if (a) immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance with applicable laws, (c) in the case of any acquisition of shares or other equity interests in any Person, such acquisition is an acquisition of 100% of the shares or other equity interests of such Person and, simultaneously with or immediately following such acquisition, such acquired Person is merged with and into one of the Guarantors and (d) neither the Company nor any of its Subsidiaries shall assume or otherwise become liable for any Indebtedness in connection with such acquisition (except for Indebtedness permitted by Section 7.1).

          "PERMITTED DEVELOPER" shall have the meaning ascribed in Section 10 of the Guarantee Agreement.

          "PERMITTED DEVELOPMENT ENTITY" shall be a corporation or limited partnership that does not satisfy the criteri a to be considered a "SUBSIDIARY" as contemplated in the definition thereof.

          "PERMITTED INVESTMENTS" shall mean:


          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within three months from the date of acquisition thereof;

          (b) without limiting the provisions of paragraph (d) below, investments in commercial paper maturing within three months from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's and from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits (including eurodollar time deposits) maturing within three months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of The Chase Manhattan Bank or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and which is rated (or the senior debt securities of the holding company of such commercial bank are rated) A or better by Standard & Poor's or A2 or better by Moody's, or carrying an equivalent rating by another nationally recognized rating agency if neither of the two named rating agencies shall rate such commercial bank (or the holding company of such commercial bank);

          (d) investments in commercial paper maturing within three months from the date of acquisition thereof and issued by (i) the holding company of The Chase Manhattan Bank or (ii) the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has (A) a combined capital and surplus in excess of $250,000,000 and (B) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's or at least P-1 or the equivalent thereof by Moody's, or carrying an equivalent rating by another nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments;

          (e) repurchase agreements having a term of seven days or less with (i) any domestic office of The Chase Manhattan Bank or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and which is rated (or the senior debt securities of the holding company of such commercial bank are rated) A or better by Standard & Poor's or A2 by Moody's or carrying an equivalent rating by another nationally recognized rating agency if neither of the two named rating agencies shall rate such bank, in each case relating to marketable direct obligations issued or unconditionally guaranteed by the United States but only if the securities collateralizing such repurchase agreements are delivered to or on the order of the Collateral Agent;

          (f) other investment instruments approved in writing by the Required Holders and offered by financial institutions that have a combined capital and surplus and undivided profits of not less than $250,000,000; and


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                                       81



          (g) investments consisting of Rate Protection Agreements.

          "PERMITTED JOINT VENTURE" shall have the meaning ascribed in Section 7.4(h).

          "PERSON" or "PERSON" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

          "PLAN" shall mean any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for employees of the Company or any ERISA Affiliate.

          "PLEDGE AGREEMENT" shall have the meaning ascribed in Section 1.5.

          "PREPAYMENT ACCOUNT" shall have the meaning ascribed in the Intercreditor Agreement.

          "PREPAYMENT EVENT" shall mean (a) any sale, transfer or other disposition of any business units, assets, franchises or other properties of the Company or any Subsidiary thereof (including dispositions in the nature of casualties (to the extent covered by insurance) or condemnations (including any Casualty or Condemnation in respect of a Mortgaged Property as contemplated in
Section 9 of the Guarantee Agreement)), (b) any sale and leaseback of any asset or the mortgaging of any real property other than (i) any Sale and Leaseback Transaction permitted by Section 7.3 or (ii) pursuant to a Mortgage (or a modification thereof) by the Company or any Subsidiary thereof, or (c) the issuance or incurrence by the Company or any Subsidiary thereof of any Indebtedness (excluding any Indebtedness permitted under Section 7.1), or the issuance or sale by the Company or any Subsidiary thereof of any debt securities or any obligations convertible into or exchangeable for, or giving any Person any right, option or warrant to acquire from the Company or any Subsidiary thereof any Indebtedness or any such debt securities or any such convertible or exchangeable obligations (excluding any Indebtedness permitted under Section 7.1). Notwithstanding the foregoing, the term "PREPAYMENT EVENT" shall not include:

          (i) sales, transfers and other dispositions of used or surplus equipment, vehicles and other assets in the ordinary course of business permitted pursuant to Section 7.5(b) not exceeding in the aggregate $1,000,000 in any fiscal year, provided that (A) at any time when such sales, transfers and other dispositions in the ordinary course of business shall exceed $1,000,000 in any fiscal year, the resultant Prepayment Event shall include the entire amount of such sales, transfers and dispositions since the date of such most recent payment, if any, with respect to such fiscal year and not just amounts above such dollar threshold and (B) to the extent that the Company or any of its Subsidiaries shall have reinvested on the date of such Prepayment Event (or certified to the holders of the Notes that it intends to reinvest within 180 days of such Prepayment Event) any of the proceeds of such sales, transfers and dispositions in equipment, vehicles or other assets used in the principal lines of business of the Subsidiaries, the resultant Prepayment Event shall be reduced by the lesser of (I) $1,000,000 and (II) the amount so reinvested or to be reinvested;

          (ii) sales of inventory in the ordinary course of business;

          (iii) sales, transfers and other dispositions of Truckstops and the related assets permitted pursuant to Sections 7.5(d) and 7.5(g) resulting in Net Cash Proceeds in an aggregate amount not exceeding (A) during the period commencing on the Closing Date and ending on March 31, 2000, $50,000,000 and (B) during each period of four consecutive fiscal quarters ending on each March 31 thereafter, $7,500,000, provided that (1) such Net Cash Proceeds are either (x) used to prepay or voluntarily prepay the Notes or the Loans, in accordance with Section 5.2 or 5.3 of this Agreement and
     Section 2.12 or 2.13 of the Credit Agreement, on such date as may be elected by the Company or (y) reinvested in other Truckstop properties and related assets, (2) in connection with any such reinvestment, the Company shall (x) provide the holders of the Notes and the Collateral Agent with such opinions, documents, certificates, title insurance policies (as required by Section 3.14(a)), surveys and other insurance policies as they may reasonably request and (y) take such other actions as the Required Holders and the Collateral Agent may reasonably deem necessary or appropriate (including actions with respect to the delivery to the Collateral Agent of a first priority Mortgage as required by Section 3.14(a) and assignment with respect to the related real property for the ratable benefit of the Secured Parties) and (3) the Company, pending any such repayment, voluntary prepayment or reinvestment, promptly deposits such Net Cash Proceeds in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties;

          (iv) the receipt of insurance or condemnation proceeds (other than Condemnation Proceeds and Insurance Proceeds in respect of Mortgaged Properties), provided that (A) such proceeds are reinvested in equipment, vehicles or other assets used in the Subsidiaries' principal lines of business within 180 days after the receipt thereof and (B) the Company, pending such reinvestment, promptly deposits such proceeds so received and unreinvested in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties;

          (v) the receipt of Condemnation Proceeds and Insurance Proceeds in respect of Mortgaged Properties to the extent that (A) such Condemnation Proceeds or Insurance Proceeds are used to restore, repair or locate, acquire and replace the related Mortgaged Property in accordance with
     Section 9 of the Guarantee Agreement, (B) such Condemnation Proceeds or Insurance Proceeds, pursuant to Section 9 of the Guarantee Agreement, are not otherwise required to be applied as a mandatory prepayment pursuant to
     Section 2.13(b) of the Credit Agreement and Section 5.3 or (C) to the extent permitted by Section 9 of the Guarantee Agreement, any Condemnation Proceeds or Insurance Proceeds are (I) reinvested in equipment, vehicles or other assets used in the Subsidiaries' principal lines of business within 180 days after the receipt thereof and (II) the Company, pending such reinvestment, has deposited such amounts in an escrow account with the Collateral Agent as contemplated in Section 9 of the Guarantee Agreement;

          (vi) except as otherwise specified in Section 10 of the Guarantee Agreement, any sale, transfer and other disposition of any portion of a Mortgaged Property in connection with the development of such property as permitted in, and in accordance with, the provisions of Section 10 of the Guarantee Agreement; and

          (vii) in respect of any Mortgaged Property, sales, transfers and other dispositions of any portion of the Land (as defined in the related Mortgage) that has no significant improvements on it that are permitted pursuant to Section 7.05(f) in an aggregate amount not exceeding $2,000,000 in any fiscal year or $8,000,000 since the Closing Date, provided that (A) the proceeds of each such sale are reinvested in equipment, vehicles or other assets used in the Subsidiaries' principal lines of business within 180 days of the date of such sale and (B) the Company, pending such reinvestment, promptly deposits such proceeds so received and unreinvested in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties.

          "PRO FORMA BALANCE SHEET" shall have the meaning ascribed in Section 4.5(a).

          "PRO RATA SHARE" shall mean, in relation to any amount, (a) with respect to all the Lenders as a group, a share of such amount determined by multiplying such amount by a fraction, the numerator of which shall be the sum of the aggregate principal amount of Revolving Credit Loans (as defined in the Credit Agreement), Swingline Loans and Term Loans outstanding at the time plus the aggregate face amount of all Letters of Credit outstanding at the time under the Credit Agreement plus the aggregate unused amount of Revolving Credit Commitments (as defined in the Credit Agreement) in effect at the time (the sum of the foregoing amounts being referred to as the "LENDERS' AMOUNT"), and the denominator of which shall be the sum of the Lenders' Amount and the aggregate unpaid principal amount of the Notes at the time outstanding (the sum of the foregoing amounts being referred to as the "DENOMINATOR AMOUNT"), and (b) with respect to the holders of the Notes or the Notes of either series, a share of such amount determined by multiplying such amount by a fraction, the numerator of which shall be the aggregate unpaid principal amount of Notes or the Notes of such series, as the case may be, at the time outstanding, and the denominator of which shall be the Denominator Amount. In making a determination of the Pro Rata Share with respect to a Prepayment Event as of any date in a fiscal year prior to prepayment pursuant to Section 2.12(d) of the Credit Agreement in respect of Excess Cash Flow for the prior fiscal year, the Lenders' Amount shall be determined on a pro forma basis after giving effect to such prepayment in respect of Excess Cash Flow. After the incurrence of Refinancing Indebtedness, the Pro Rata Share shall be determined, MUTATIS MUTANDIS, with respect to the analogous provisions of the Refinancing Indebtedness.

          "PURCHASE AGREEMENTS" shall have the meaning ascribed in Section 1.1.

          "RATE PROTECTION AGREEMENTS" shall have the meaning ascribed in the Credit Agreement.

          "RECAPITALIZATION" shall have the meaning ascribed in Section 1.2.

          "REDEEMED NOTES" shall have the meaning ascribed in Section 1.2.

          "REFINANCING INDEBTEDNESS" shall mean, as the context requires, individually the Credit Agreement Refinancing Indebtedness or the Note Refinancing Indebtedness in respect of the Notes of either series, and collectively the Credit Agreement Refinancing Indebtedness and such Note Refinancing Indebtedness.

          "RELEASE" shall mean any discharge, emission, release, or threat thereof, including a "RELEASE" as defined in CERCLA at 42 U.S.C. ss. 9601(22), and the term "RELEASED" has a meaning correlative thereto.

          "REPORTABLE EVENT" shall mean any reportable event as defined in
Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the
Code).

          "REQUIRED HOLDERS" shall mean, at any time, the holder or holders of at least 51% of the aggregate unpaid principal amount of the Notes then outstanding. Unless the context otherwise clearly requires, any reference to the "Required Holders" is a reference to the Required Holders of all Notes.

          "RESELLERS" shall mean independent auto/truckstop operators who own their facilities and who are part of the National Network.

          "RESPONSIBLE OFFICER" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

          "SALE AND LEASEBACK TRANSACTION" shall have the meaning ascribed in
Section 7.3.

          "SECURED PARTIES" shall have the meaning ascribed in the Security Agreement.

          "SECURITY AGREEMENT" shall have the meaning ascribed in Section 1.5.

          "SECURITY DOCUMENTS" shall mean the Mortgages (including any assignment of leases and rents and any leasehold mortgage covering the Mortgaged Properties), the Security Agreement, the Pledge Agreement, the Collateral Assignment, the Collateral Account Agreement, the Lockbox Agreements, the Trademark Security Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 6.10.

          "SENIOR CONVERTIBLE PARTICIPATING PREFERRED STOCK" shall mean the Series I Senior Preferred Stock and the Series II Senior Preferred Stock.

          "SENIOR FUNDED DEBT" means all Funded Debt of the Guarantor and its Subsidiaries other than the Subordinated Notes (or the Subordinated Note Refinancing Indebtedness).

          "SERIES I PREFERRED STOCK", "SERIES I SENIOR PREFERRED STOCK", "SERIES II PREFERRED STOCK" and "SERIES II SENIOR PREFERRED STOCK" shall have the meaning ascribed in Section 4.19(a).

          "STANDARD & POOR'S" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

          "STOCKHOLDERS AGREEMENT" shall mean the Stockholders Agreement dated as of April 14, 1993, as amended as of March 6, 1997, among certain

Institutional Equity Investors, certain Resellers, certain Operators and the Company and as the same may be further amended, modified or supplemented in accordance with the provisions of this Agreement.

          "SUBORDINATED NOTE DOCUMENTS" shall mean the Subordinated Note Guarantees, the Subordinated Note Indenture and the Subordinated Notes.

          "SUBORDINATED NOTE GUARANTEES" shall mean, collectively, the Guarantees of the Guarantors guaranteeing repayment of the Subordinated Notes.

          "SUBORDINATED NOTE INDENTURE" shall mean the Subordinated Note Indenture, dated as of March 24, 1997, among the Company, the Guarantors and Fleet National Bank, as trustee, as amended from time to time in accordance with the terms hereof and thereof.

          "SUBORDINATED NOTE REFINANCING INDEBTEDNESS" shall mean any Indebtedness incurred by the Company as contemplated in Section 7.01(h).

          "SUBORDINATED NOTES" shall have the meaning ascribed in Section 1.2.

          "SUBSIDIARY" shall mean, with respect to any person (herein referred to as the "PARENT"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held or (b) that is, at the time any determination is made, otherwise Controlled by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent. Unless the context otherwise requires, references to "SUBSIDIARIES" shall mean Subsidiaries of the Company.

          "SWINGLINE LOANS" shall have the meaning ascribed in the Credit Agreement.

          "TA" shall have the meaning ascribed in Section 1.1.

          "TA ANCILLARY AGREEMENTS" shall have the meaning ascribed to the term "Ancillary Agreements" in the TA Asset Purchase Agreement and shall include the Non-Competition Agreement, the Credit Card Agreement, the Services Agreement, the Office Sub-Lease, the Assignment and Assumption Agreement, the TAFSI Assumption Agreement, the Jobber Agreement, the Supplemental Agreement, the Trademark Assignment and the Software License Agreement (each as defined in the TA Asset Purchase Agreement).

          "TA ASSET PURCHASE AGREEMENT" shall mean the Asset Purchase Agreement dated as of July 22, 1993, as amended by Amendment No. 1 thereto dated as of December 9, 1993, among TA, BP Exploration & Oil, Inc. and Truckstops Corporation of America, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

          "TA HOLDINGS" shall have the meaning ascribed in Section 1.1.

          "TA NETWORK" shall have the meaning ascribed in Section 1.1.

          "TA NOTES" shall have the meaning ascribed in Section 1.1.

          "TA PURCHASE AGREEMENTS" shall have the meaning ascribed in Section
1.1.

          "TA STOCKHOLDERS AGREEMENT" shall mean the Stockholders Agreement dated as of December 10, 1993 among the Company and the stockholders parties thereto to be amended in accordance with the Company's Consent Solicitation dated February 13, 1997, as the same may be amended, modified or supplemented in accordance with the provisions of this Agreement.

          "TA SUBORDINATED NOTES" shall mean all of TA's outstanding Series A and Series B Senior Subordinated Notes due 2003.

          "TAFSI" shall have the meaning ascribed in Section 1.2.

          "TERM LENDER" shall have the meaning ascribed in the Credit Agreement.

          "TERM LOANS" shall mean the Term Loans as defined in the Credit Agreement.

          "TOTAL DEBT" shall mean, with respect to the Company and its Subsidiaries on a consolidated basis at any time, all Capital Lease Obligations, Indebtedness for borrowed money, Indebtedness in respect of deferred purchase price of property or services of the Company and its Subsidiaries and preferred stock that is mandatorily redeemable on or prior to the first anniversary of the latest final maturity of the then outstanding Notes less the amount of cash and cash equivalents set forth on the Company's consolidated balance sheet at such time (including all amounts on deposit in the Collateral Account at such time) in excess of $2,500,000.

          "TRADEMARK SECURITY AGREEMENT" shall have the meaning ascribed in
Section 1.5.

          "TRANSACTION DOCUMENTS" shall mean the Credit Agreement Documents, the Financing Documents and the Subordinated Note Documents.

          "TRANSACTIONS" shall have the meaning ascribed in Section 4.2.

          "TRANSITION CAPITAL EXPENDITURES" shall mean, for any period, all capital expenditures made by the Company and its subsidiaries during such period to the extent that such capital expenditures (a) are in an amount in excess of the Capital Expenditures permitted to be made during such period under Section 7.13(a) of this Agreement and (b) are capital expenditures substantially similar to those described in Section 10 of the Confidential Information Memorandum.

          "TRUCKSTOP" shall mean, as of any date, each full service truckstop facility that is part of the Network and that is owned by the Company or a Subsidiary or leased by the Company or a Subsidiary as lessee or sublessee.

          "VOTING TRUST" shall mean the Voting Trust established pursuant to the terms of the Voting Trust Agreement.

          "VOTING TRUST AGREEMENT" shall mean the Voting Trust Agreement dated as of April 14, 1993, as amended as of March 6, 1997, among the Company, certain Resellers, certain Operators and United States Trust Company of New York, as trustee, as the same may be amended, modified or supplemented in accordance with the provisions of this Agreement.

          "VOTING TRUST CERTIFICATES" shall mean the Voting Trust Certificates issued pursuant to the terms of the Voting Trust Agreement.

          "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

7.2.   TERMS GENERALLY.

          The definitions in Section 9.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "INCLUDE," "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION." All references herein to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time.

10.    EVENTS OF DEFAULT; REMEDIES.

10.1.  EVENTS OF DEFAULT; ACCELERATION OF MATURITY.

          If any of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or by operation of law or otherwise), that is to say:

          (a) any representation or warranty made or deemed made in this Agreement or any Transaction Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished pursuant to this Agreement, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of all or any part of the principal of, or premium (if any) on, any Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Note, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

          (d) default shall be made in the due observance or performance by the Company, of any covenant, condition or agreement contained in Section 5.3, 5.4, 6.1, 6.5, 6.11, 6.12, 6.13, 6.14, 7.1 or 7.3 to 7.17, inclusive, or
     Section 8 or in Section 9 or 10 of the Guarantee Agreement;

          (e) default shall be made in the due observance or performance by the Company, either Guarantor or TAFSI of any covenant, condition or agreement contained in any Financing Document (other than those defaults specified in subsection (b), (c) or (d) above) and such default shall continue unremedied for a period of the earlier of (i) 30 days after an executive officer of the Company, such Guarantor or TAFSI first becomes aware or should have become aware thereof and (ii) 15 days after notice thereof from any holder of any Note to the Company, such Guarantor or TAFSI, as applicable;

          (f) the Company or any of its Subsidiaries shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $2,000,000, when and as the same shall become due and payable (after giving effect to any applicable grace period) or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness (after giving effect to any applicable grace period) if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any of its Subsidiaries, or of a substantial part of the property or assets of the Company or any of its Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its Subsidiaries, or for a substantial part of the property or assets of the Company or any of its Subsidiaries, or (iii) the winding-up or liquidation of the Company or any of its Subsidiaries; and such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) the Company or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law,
     (ii) consent to the institution of, or fail to contest in a timely and appropriate manner (but within 30 days in any event), any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of the its Subsidiaries, or for a substantial part of the property or assets of the Company or any of its Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,
     (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (i) one or more judgments for the payment of money in an aggregate amount in excess of $2,000,000 (to the extent not covered by insurance) shall be rendered against the Company, either Guarantor or TAFSI or any combination thereof and the same shall remain undischarged for a period of

     30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company, either Guarantor or TAFSI to enforce any such judgment;

          (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Company, either Guarantor, TAFSI or any ERISA Affiliate to the PBGC or to a Plan in an aggregate amount exceeding $2,000,000 and, within 30 days after the reporting of any such Reportable Event to the holders of the Notes or after the delivery of the statement required pursuant to Section 6.6(b)(iii), the Required Holders shall have notified the Company in writing that (i) the Required Holders have reasonably determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (a) for the termination of such Plan or Plans by the PBGC, (b) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (c) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans;

          (k) (i) the Company, either Guarantor, TAFSI or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Company, such Guarantor, TAFSI or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and
     (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), either (a) is $2,000,000 or more and the Required Holders have reasonably determined that the Company, such Guarantor, TAFSI or such ERISA Affiliate will not be able to make the payments required in connection with such Withdrawal Liability or (B) is less than $2,000,000 and any payment due as a result of such liability remains unpaid 30 days after such payment is due;

          (l) the Company, either Guarantor, TAFSI or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of the Company, each Guarantor, TAFSI and each ERISA Affiliate to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $2,000,000 and the Required Holders have reasonably determined that the Company, such Guarantor, TAFSI or such ERISA Affiliate will not be able to make the payments required in connection with such contribution;


          (m) any material security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Company, either Guarantor or TAFSI not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement (except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy);

          (n) any Financing Document shall not be for any reason or shall be asserted by the Company, either Guarantor or TAFSI, not to be in full force and effect and enforceable in all material respects in accordance with its terms;

          (o) the Obligations and the guarantees thereof pursuant to the Guarantee Agreement shall cease to constitute, or shall be asserted by the Company or either Guarantor not to constitute, senior indebtedness under the subordination provisions of the Subordinated Notes, the Subordinated Guarantees and the Subordinated Note Indenture (or the provisions of the Subordinated Note Refinancing Indebtedness) or such subordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with their terms; or

          (p) any material provision of the Guarantee Agreement or any other Financing Document shall cease to be in full force and effect and enforceable in accordance with its terms for any reason whatsoever or either Guarantor or TAFSI shall contest or deny in writing the validity or enforceability of any of its obligations under the Guarantee Agreement or any other Financing Document, as applicable, or the Notes shall cease to be entitled to the benefits of any Security Document, this Agreement, or the Intercreditor Agreement for any reason whatsoever;

then (i) upon the occurrence of an Event of Default with respect to the Company or any of its Subsidiaries described in subsection (g) or (h) above, the unpaid principal amount of all Notes, together with the interest accrued thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company or (ii) upon the occurrence and continuance of any other Event of Default, the Required Holders may, by written notice to the Company, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and, to the extent permitted by law, an amount equal to the Additional Amount (as hereinafter defined) in respect of each such Note, provided that during the existence of an Event of Default described in subsection (b) or (c) above with respect to any Note, the holder of such Note may, by written notice to the Company, declare such Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and, to the extent permitted by law, an amount equal to the Additional Amount. If any holder of any Note shall exercise the option specified in the proviso to the preceding sentence, the Company will forthwith give written notice thereof to the holders of all other outstanding Notes and each such holder may (whether or not such notice is given or received), by written notice to the Company, declare the unpaid principal amount of all Notes held by it to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and, to the extent permitted by law, an amount equal to the Additional Amount. If all Notes are accelerated as specified above, the Company will forthwith give written notice thereof to any holder of an outstanding Note which has not given written notice to the Company with respect to such acceleration.

          Notwithstanding the foregoing, in the event that a non-payment default under subsection (a), (d) or (e) above is solely the result of any Network Operator's failure to perform its obligations to either Guarantor pursuant to any operating lease with such Guarantor permitted by Section 7.8, then, so long as (i) there shall not be a similar failure by more than two other Network Operators and (ii) such Guarantor has rights against such Network Operator with respect to such default and has commenced enforcement of its rights against such Network Operator (including compelling such Network Operator to cure such default, exercising such Guarantor's self-help remedies as landlord under such operating lease or terminating such operating lease and taking possession of the premises within the time for cure as provided herein) and the Required Holders, in their reasonable judgment, are satisfied that such Guarantor is diligently and with best efforts prosecuting such enforcement until cure of such default, no Event of Default shall be deemed to have occurred hereunder with respect thereto.

          For purposes of this Section, the term "ADDITIONAL AMOUNT" means: with respect to any Fixed Rate Note, an amount equal to the Make-Whole Premium that would be payable with respect to such Note if the Company had elected to prepay such Note in full pursuant to Section 5.2 on the date of acceleration; and with respect to any Floating Rate Note, an amount equal to the Break Funding Cost that would be payable with respect to such Note, if the Company had elected to prepay such Note in full pursuant to Section 5.2 on the date of acceleration.

          The provisions of this Section are subject, however, to the condition that if, at any time after all Notes have been declared due and payable as aforesaid by the Required Holders, the Company shall pay all arrears of interest on the Notes and all payments on account of the principal of and premium (if any) on the Notes which shall have become due otherwise than by acceleration (with interest on such principal, premium (if any) and, to the extent permitted by law, on overdue payments of interest, at the rate specified in the Notes with respect to overdue payments) and all Events of Default (other than nonpayment of principal of and accrued interest on Notes due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 13, then the holders of at least 75% of the aggregate unpaid principal amount of the Notes at the time outstanding may, by written notice to the Company, rescind and annul any such acceleration and its consequences; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

10.2.  SUITS FOR ENFORCEMENT.

          If any Event of Default shall have occurred and be continuing, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or to enforce any other legal or equitable right of the holder of such Note.

          The Company covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including counsel fees.

10.3.  REMEDIES CUMULATIVE.

          No remedy herein conferred upon the Noteholder or the holder of any
Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

10.4.  REMEDIES NOT WAIVED.

          No course of dealing between the Company and the Noteholder or the holder of any Note and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of any rights of the Noteholder or any holder of such Note.

11.    REGISTRATION, TRANSFER AND EXCHANGE OF NOTES.

          The Company will keep at the Company's principal executive office or at such other office as the Company may designate in writing to the holders of the Notes a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it will provide for the registration and transfer of Notes.

          Whenever any Note shall be surrendered either at such office of the Company or at the place of payment named in such Note, for transfer or exchange, within five Business Days thereafter the Company will execute and deliver in exchange therefor a new Note or Notes, as may be requested by such holder, in the same aggregate unpaid principal amount as the unpaid principal amount of the Note so surrendered. Each such new Note shall be payable to such person as such holder may request. Each Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing. Any Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Any transfer tax relating to such transaction shall be paid by the holder requesting the exchange.

          The Company and any agent of the Company may deem and treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and premium (if any) and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue.

          As provided in the Intercreditor Agreement, the rights and obligations of the holder of a Note thereunder shall be assigned automatically, without the need for the execution of any document or any other action, to any transferee of such Note whereupon such transferee shall automatically become a party to the Intercreditor Agreement.

12.    LOST, ETC., NOTES.

          Upon receipt by the Company of evidence reasonable and satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of such Note, if mutilated, within five Business Days thereafter the Company will deliver in lieu of such Note a new Note in a like unpaid principal amount, dated as of the date to which interest has been paid thereon.

          Notwithstanding the foregoing provisions of this Section, if any Note of which the Noteholder or any other institutional holder is the owner is lost, stolen or destroyed, then the affidavit of your or such holder's treasurer or assistant treasurer (or other responsible official), setting forth the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Company of a new Note in lieu of such Note (or as a condition to the payment thereof, if due and payable) other than the Noteholder's or such holder's unsecured written agreement to indemnify the Company.

13.    AMENDMENT AND WAIVER.

          (a) Any provision of this Agreement or the Notes may, with the consent of the Company, be amended or waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Required Holders (subject to the provisions of the Intercreditor Agreement) provided, however, that

               (i)  no such amendment or waiver shall

                    (A) change the rate or the time of payment of interest on any of the Notes, change the maturity of any of the Notes or affect the premium payable on any prepayment of a Note, modify any of the other provisions of this Agreement with respect to the payment or prepayment or purchase of any Note, modify this Section 13 or Section 14, reduce the percentage of the principal amount of the Notes the holders of which are required to approve any such amendment or effectuate any such amendment or effectuate any such waiver, or change the percentage of the principal of the Notes the holders of which are required to accelerate the maturity of the Notes or rescind any such acceleration, without the consent of the holders of all the Notes then outstanding, or

                    (B) modify the definition of "MAKE-WHOLE PREMIUM" or "BREAK FUNDING COST" without the consent of the holder of each Note affected thereby, or

                    (C) be effective prior to the Closing Date without your consent, and


               (ii) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

               (b) Any amendment or waiver pursuant to subsection (a) above shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, in each case whether or not a notation thereof shall have been placed on any Note.

               (c) The Company will not, and will cause its Subsidiaries not to, solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of a Note (irrespective of the principal amount of Notes then held by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any amendment or waiver effected pursuant to the provisions of this Section shall be delivered by the Company to each holder of Notes forthwith following the date on which the same shall have become effective. The Company will not, and will cause its Subsidiaries not to, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any such amendment or waiver unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.

               (d) For purposes of determining whether the holders of outstanding Notes of the requisite unpaid principal amount at any time have taken any action authorized by this Section or otherwise by this Agreement, any Notes owned by the Company, any Subsidiary or any Affiliate of the Company shall not be deemed outstanding.

14.    HOME OFFICE PAYMENT.

               Anything in the Notes, this Agreement or any other Security Document to the contrary notwithstanding, so long as the Noteholder (or its nominee or nominees) shall hold any of the Notes, the Company agrees that it will make or cause to be made all payments of principal of and interest and premium, if any, on the Notes held by the Noteholder or nominee, without surrender or presentation thereof, to the Noteholder or nominee in the manner and at the address specified in Schedule I hereto (or in such other manner or at such other address as the Noteholder or nominee may request in writing). The Noteholder agrees that if it sells or transfers any Note held by it, prior to such disposition it will make a notation thereon of all principal payments previously made. The Company agrees that the provisions of this Section 14 shall inure to the benefit of any other institutional holder of any such Note which shall have agreed to comply with the requirements of this Section.

15.    LIABILITIES OF THE PURCHASER.

          Neither this Agreement nor the Security Documents or any other document relating hereto or thereto nor any disposition of any of the Notes shall be deemed to create any liability or obligation of the Noteholder or any other holder of any Note to enforce any provision hereof or thereof for the benefit or on behalf of any other person who may be the holder of any Note.

16.    MISCELLANEOUS.

16.1.  EXPENSES.

          The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay all reasonable expenses incident to such transactions (including without limitation all document production, recording, filing and other expenses and the fees and disbursements of the Collateral Agent for services with relation to such transactions, the fees and disbursements of Willkie Farr & Gallagher, special counsel for the Noteholders, for their services with relation to such transactions, the fees and disbursements of any local counsel for any opinions furnished pursuant to Section 3.3 or any other opinions that the Noteholder or said special counsel may reasonably deem it advisable to obtain and all expenses in connection with the shipping to and from the Noteholder's office or the office of its nominee, insured to the Noteholder satisfaction, of the Notes and upon any exchange or substitution pursuant to the provisions of the Notes or this Agreement) and to reimburse the Noteholder for any out-of-pocket expenses in connection therewith. The Company also agrees to pay all expenses incurred by the Noteholder, including without limitation reasonable fees of local counsel and of a single special counsel for all Noteholders (unless there shall exist a legitimate conflict in the interests of the Noteholders, in which case the Company shall pay such fees of more than one special counsel), in each case in connection with any amendment of, or waiver or consent under or with respect to, this Agreement, any Security Document or any of the Notes, whether or not the same shall become effective (including without limitation in connection with any incurrence or proposed incurrence of Refinancing Indebtedness or Subordinated Refinancing Indebtedness). The Company also agrees to pay, and to save the Noteholder and all subsequent holders of the Notes harmless, against any loss or liability for the payment of costs and expenses, including reasonable attorneys' fees and court costs, in connection with the enforcement of any provision of this Agreement or the collection or attempted collection of any Note or any investigation of any Default or Event of Default (including investment banking and financial consultant fees). The Company also agrees to pay, and to save the Noteholder and all subsequent holders of the Notes harmless against, any loss or liability resulting from the nonpayment or delay in payment of any placement fees and other obligations to pay any agent or broker in connection with the transactions hereby contemplated. The obligations of the Company under this Section 16.1 shall survive the payment of the Notes.

          In furtherance of the foregoing, on the Closing Date the Company will pay the fees and disbursements and other charges (including estimated unposted disbursements and other charges as of the Closing Date) of the Noteholders' special counsel and any local counsel listed in Schedule 3.3 which are reflected in any statement of such special counsel or local counsel, as the case may be, delivered to the Company on or prior to the Closing Date; and thereafter the Company will pay, promptly upon receipt of supplemental statements therefor from time to time, additional fees, if any, and disbursements and other charges of such counsel in connection with the transactions hereby contemplated.


16.2.  TAXES.

          The Company jointly and severally agrees to pay all documentary, stamp or similar taxes (including any interest or penalty resulting from nonpayment or delay in payment) with respect to the execution and delivery of this Agreement, any other Transaction Document or any instrument contemplated hereby or thereby, the execution and delivery (but not the transfer) of any of the Notes, or of any amendment of, or waiver or consent under or with respect to, this Agreement, any other Transaction Document or any such other instruments or of any of the Notes. The obligations of the Company under this Section 16.2 shall survive the payment of the Notes.

16.3.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Agreement, the Intercreditor Agreement and the other Security Documents by or on behalf of the Company for the benefit of the Noteholder shall bind and inure to the benefit of the successors and assigns of the Company, whether so expressed or not, and all such covenants and agreements shall inure to the benefit of the Noteholder and their successors and assigns, including all subsequent holders of the Notes; provided that the benefits of Sections 12 and 14 shall be limited as specifically provided therein.

16.4.  INDEMNIFICATION

          The Company agrees, to the extent permitted by applicable law, to indemnify, exonerate and hold the Noteholder and each of the Noteholder's officers, directors, employees and agents (collectively the "INDEMNITIES" and individually an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively the "INDEMNIFIED LIABILITIES") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Notes, or the execution, delivery, performance or enforcement of this Agreement, the Security Documents or any instrument contemplated hereby by any of the Indemnitees, except as to any Indemnitee for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct; and if and to the extent the foregoing undertaking may be unenforceable for any reason, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Company under this Section shall survive the payment of the Notes.

16.5.  RELIANCE ON AND SURVIVAL OF REPRESENTATIONS.

          All agreements, representations and warranties of the Company herein and in any certificates or other instruments delivered pursuant to this Agreement or the Security Documents shall (A) be deemed to have been relied upon by the Noteholder, notwithstanding any investigation heretofore or hereafter made by the Noteholder or on the Noteholder's behalf, and (B) survive the execution and delivery of this Agreement and the delivery of Notes to the Noteholder, and shall continue in effect so long as any Note is outstanding and thereafter as provided in Sections 6.12, 16.1, 16.2 and 16.4; provided that the representation and warranty of the Company set forth in the first sentence of
Section 4.6 shall terminate and expire and shall not survive the execution and delivery of this Agreement and the delivery of the Notes to the Noteholder.

16.6.  NOTICES.

          All communications and notices provided for hereunder or under the Notes shall be in writing and delivered, or sent by a nationally recognized overnight courier for delivery on the following Business Day or by telex or telecopy (with such telex or telecopy to be confirmed promptly in writing sent by overnight courier as aforesaid) (A) if to the Noteholder, at its address as set forth in Schedule I hereto, or (B) if to the Company at 24601 Center Ridge Road, Suite 300, Westlake, Ohio 44145-5634, Attention of Edwin P. Kuhn, President and CEO (Telecopy No. (216) 808-3301); with a copy to The Clipper Group, L.P., 11 Madison Avenue, 26th Floor, New York, New York 10010, Attention of Rowan G.P. Taylor (Telecopy No. (212) 448-5463); with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, Attention of Valerie E. Radwaner, Esq. (Telecopy No. (212) 757-3990), or
(C) if to any other holder of a Note, at the address of such holder as it appears on the Note Register. Any address may be changed from time to time and shall be the most recent address furnished in writing (1) if by the Noteholder or any other holder of a Note, to the Company, or (2) if by the Company to the Noteholder and to each other holder of a Note.


16.7.  SEVERABILITY.

          In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

16.8.  JURISDICTION AND PROCESS.

          The Company agrees that any legal action or proceeding arising out of or relating to this Agreement, the Notes or any other document executed in connection herewith, or any legal action or proceeding to execute or otherwise enforce any judgment obtained against the Company for breach hereof or thereof, or against any of its properties, may be brought in the courts of the State of New York or the United States District Court for the Southern District of New York by or on behalf of the Noteholder or any holder of a Note, as the Noteholder or such holder may elect, and the Company hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts for purposes of any such legal action or proceeding. The Company consents to process being served in any suit, action or proceeding by sending a copy thereof by any commercial delivery service or by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company specified in Section 16.6. The Company agrees that such service upon receipt (A) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (B) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company. In addition, the Company hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes or any other document executed in connection herewith brought in the courts of the State of New York or the United States District Court for the Southern District of New York, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          THE COMPANY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

16.9.  GOVERNING LAW.

          This Agreement and the Notes shall be governed by and construed in accordance with the laws of the State of New York.


16.10. HEADINGS.

          The headings in this Agreement are for convenience of reference and shall not limit or otherwise affect any of the terms hereof.


16.11. COUNTERPARTS.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary

The foregoing Agreement is
hereby accepted as of the date
first above written.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


By /s/ Marlene J. DeLeon
------------------------
Title: Marlene J. DeLeon
       Investment Officer



Principal Amount of National Notes held:  $11,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $41,250

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

MELLON BANK, N.A., solely in its
capacity as Trustee for the
NYNEX MASTER PENSION TRUST,
(as directed by John Hancock
Mutual Life Insurance Company),
and not in its individual capacity



By  /s/ Kerry Nelson
------------------------
Title: Vice President




Principal Amount of National Notes held:  $2,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $7,500




The decision to partipate in the investment, any representation made herein by the participant, and any actions taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

COMMONWEALTH OF PENNSYLVANIA STATE
  EMPLOYEES' RETIREMENT SYSTEM

     By:  John Hancock Mutual Life Insurance
           Company as Investment Adviser


           By /s/ Stephen A. MacLean
             ------------------------
             Title:  Senior Investment Officer



Principal Amount of National Notes held:  $2,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $7,500

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

THE TRAVELERS INSURANCE COMPANY



By /s/ Robert M. Mills
  ------------------------
  Title: Investment Officer




Principal Amount of National Notes held:  $10,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $0

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

THE TRAVELERS LIFE AND ANNUITY COMPANY



By /s/ Robert M. Mills
  ------------------------
  Title: Investment Officer




Principal Amount of National Notes held:  $5,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $0

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

THE TRAVELERS INDEMNITY COMPANY



By /s/ Robert M. Mills
  ------------------------
  Title: Investment Officer




Principal Amount of National Notes held:  $5,000,000

Principal Amount of TA Notes held:  $7,000,000

Facility Fee payable on the Closing Date:  $0

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

KEYPORT LIFE INSURANCE COMPANY

     By: STEIN ROE & FARNHAM
          INCORPORATED, AS AGENT


By /s/ Richard A. Hegwood
  ------------------------
  Title:




Principal Amount of National Notes held:  $15,000,000

Principal Amount of TA Notes held:  $10,000,000

Facility Fee payable on the Closing Date:  $93,750

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

OHIO NATIONAL LIFE ASSURANCE CORPORATION




By /s/ Michael A. Boedeker
  ------------------------
  Title: Vice President, Fixed Income Securities




Principal Amount of National Notes held:  $5,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $0

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

OHIO NATIONAL LIFE INSURANCE CORPORATION



By /s/ Michael A. Boedeker
  ------------------------
  Title: Vice President, Fixed Income Securities




Principal Amount of National Notes held:  $0

Principal Amount of TA Notes held:  $3,500,000

Facility Fee payable on the Closing Date:  $0

          If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company.

                                   TRAVELCENTERS OF AMERICA, INC.



                                    By /s/ James W. George
                                       ----------------------
                                       Title:  Senior Vice President
                                               and Assistant Secretary



The foregoing Agreement is
hereby accepted as of the date
first above written.

BARNETT & CO.



By Richard McCormick
  ------------------------
  Title: Assistant Treasurer




Principal Amount of National Notes held:  $10,000,000

Principal Amount of TA Notes held:  $0

Facility Fee payable on the Closing Date:  $37,500

                                                                    EXHIBIT A-1

                            [Form of Fixed Rate Note]

                         TRAVELCENTERS OF AMERICA, INC.

                   8.94% Series I Senior Secured Note due 2002

No. I-                                                       New York, New York
$                                                                      [DATE]
PPN: 894172 A* 6

          TRAVELCENTERS OF AMERICA, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS (or so much thereof as shall not have been prepaid) on December 31, 2002, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) (a) from the date hereof on the unpaid balance thereof at a rate of 8.94% per annum, payable semiannually on June 30 and December 31 in each year, until the principal hereof shall have become due and payable (whether at maturity, upon acceleration, upon notice of prepayment or otherwise) and (b) on any overdue principal, premium (if any) and, to the extent permitted by applicable law, on any overdue payment of interest, payable semiannually as aforesaid (or on demand at the option of the registered holder hereof) at a rate per annum from time to time equal to the greater of (i) 10.94% and (ii) 2% above the prime commercial lending rate of interest announced by The Chase Manhattan Bank at its principal office in The City of New York, as in effect from time to time.

          Payments of principal, premium (if any) and interest with respect to this Note shall be made in lawful money of the United States of America at said principal office of The Chase Manhattan Bank, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Exchange Agreements referred to below.

          This Note is one of a series of Senior Secured Notes issued pursuant to the several Senior Secured Note Exchange Agreements dated as of March 21, 1997 (as from time to time amended, the "NOTE EXCHANGE AGREEMENTS") entered into by the Company with certain institutional investors and the holder of this Note is entitled to the benefits thereof and of a Guarantee Agreement referred to therein and, subject to compliance with the terms of the Intercreditor Agreement referred to therein, the security and benefits of said Intercreditor Agreement and of the Security Documents referred to therein. As provided in said Intercreditor Agreement, the rights and obligations of the holder of this Note thereunder shall be assigned automatically, without the need for the execution of any document or any other action, to any transferee of this Note whereupon such transferee shall automatically become a party to said Intercreditor Agreement.

          This Note is subject to mandatory prepayment by the Company on the dates and in the amounts specified in the Note Exchange Agreements. The Company may at its election prepay this Note and the maturity hereof may be accelerated following an Event of Default, all as provided in the Note Exchange Agreements, to which reference is made for the terms and conditions of such provisions as to prepayment and acceleration, including without limitation the payment of a make-whole premium in connection therewith. The Company is also required under circumstances described in the Note Exchange Agreements to offer to prepay all or a portion of the Notes of this series on the terms and under the circumstances specified in the Note Exchange Agreements.

          Upon surrender of this Note for registration of transfer or exchange, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. The Company and any agent of the Company may deem and treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payments of the principal of, premium (if any) and interest hereon and for all other purposes whatsoever whether or not this Note is overdue, and the Company shall not be affected by any notice to the contrary.

          As provided in the Note Exchange Agreements, this Note shall be governed by and construed in accordance with the laws of the State of New York.

                                             TRAVELCENTERS OF AMERICA, INC.



                                             By
                                               ----------------------------
                                                Title:

                                                                     EXHIBIT A-2

                          [Form of Floating Rate Note]

                         TRAVELCENTERS OF AMERICA, INC.

                     Series II Senior Secured Note due 2005

No. II-                                                       New York, New York
$
 -------                                                        [Date]
PPN: 894172 A@ 4

          TRAVELCENTERS OF AMERICA, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to [-------- ], or registered assigns, the principal sum of [-------- ] DOLLARS (or so much thereof as shall not have been prepaid) on March 31, 2005, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) on the unpaid balance thereof (a) from the date hereof, payable on each Interest Payment Date (as defined below), at a rate per annum for the Interest Period ending on such Interest Payment Date equal to the LIBOR Rate (as the terms Interest Period and LIBOR Rate are defined in the Note Exchange Agreements referred to below) as determined in respect of such Interest Period pursuant to said Note Exchange Agreements plus the LIBOR Spread (as therein defined) as in effect from time to time during such Interest Period, until the principal hereof shall have become due and payable, and (b) on any overdue principal, break funding costs and (to the extent permitted by applicable law) any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or on demand at the option of the registered holder hereof) at a rate per annum from time to time equal to 2% above the Adjusted LIBOR Rate (as so defined).

          As used herein the term "INTEREST PAYMENT DATE" means each March 31 and September 30[, commencing September 30, 1997].1

          Payments of principal, premium (if any) and interest shall be made in lawful money of the United States of America at the principal office in The City of New York of The Chase Manhattan Bank, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in said Note Exchange Agreements.

          This Note is one of a series of Senior Secured Notes issued pursuant to the several Senior Secured Note Exchange Agreements dated as of March 21, 1997 (as from time to time amended, the "NOTE EXCHANGE AGREEMENTS") entered into by the Company with certain institutional investors and the holder of this Note is entitled to the benefits thereof and of a Guarantee Agreement referred to therein and, subject to compliance with the terms of the Intercreditor Agreement referred to therein, the security and benefits of said Intercreditor Agreement and of the Security Documents referred to therein.
-------------------
1 Bracketed langauge is only required for Floating Rate note dated prior to April 1, 1997.

          As provided in said Intercreditor Agreement, the rights and obligations of the holder of this Note thereunder shall be assigned automatically, without the need for the execution of any document or any other action, to any transferee of this Note whereupon such transferee shall automatically become a party to said Intercreditor Agreement.

          Pursuant to the Note Exchange Agreements the Company is required to give written notice to the holder of this Note of the LIBOR Rate for each Interest Period as determined on the Reset Date (as defined in the Note Exchange Agreements) for such Interest Period. The applicable LIBOR Rate for each Interest Period and LIBOR Spread from time to time during such Interest Period for this Note shall be endorsed by the holder of this Note on the schedule attached hereto or any continuation thereof prior to any transfer of this Note.

          This Note is subject to mandatory prepayment by the Company on the dates and in the amounts specified in the Note Exchange Agreements. The Company may at its election prepay this Note and the maturity hereof may be accelerated following an Event of Default, all as provided in said Note Exchange Agreements, to which reference is made for the terms and conditions of such provisions as to prepayment and acceleration, including without limitation the payment of certain break funding costs in connection therewith. The Company is also required under circumstances described in the Note Exchange Agreements to offer to prepay all or a portion of the Notes of this series on the terms and under the circumstances specified in the Note Exchange Agreements.

          Upon surrender of this Note for registration of transfer or exchange, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. The Company and any agent of the Company may deem and treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payments of the principal of, premium (if any) and interest hereon and for all other purposes whatsoever whether or not this Note is overdue, and the Company shall not be affected by any notice to the contrary.

          As provided in the Note Exchange Agreements, this Note shall be governed by and construed in accordance with the laws of the State of New York.

                                                TRAVELCENTERS OF AMERICA, INC.


                                                By
                                                  --------------------------
                                                   Title:

                    Schedule of LIBOR Rates and LIBOR Spreads


                                   Date of Change in
                                    LIBOR Spread (3%
Reset Date          LIBOR Rate     unless otherwise noted)  Made By
----------          ----------     -----------------------  -------

                                                               EXHIBIT B



                    [Included in Exhibit 10.25 as Exhibit F]

                                                                 EXHIBIT C








                    [Included in Exhibit 10.25 as Exhibit I]

                                                                  EXHIBIT D








                    [Included in Exhibit 10.25 as Exhibit K]

                                                                 EXHIBIT E








                    [Included in Exhibit 10.25 as Exhibit J]

                                                                 EXHIBIT F








                    [Included in Exhibit 10.25 as Exhibit E]

                                                                 EXHIBIT G








                    [Included in Exhibit 10.25 as Exhibit L]

                                                                 EXHIBIT H








                    [Included in Exhibit 10.25 as Exhibit H]

                                                                   EXHIBIT J








                    [Included in Exhibit 10.25 as Exhibit D]

                                                                 EXHIBIT K








                    [Included in Exhibit 10.25 as Exhibit G]